AGREEMENT  AND  PLAN  OF  MERGER  AND  EXCHANGE


     by  and  among


     E.I.  du  Pont  de  Nemours  and  Company,


     Ralston  Purina  Company,


     Protein  Technologies  International  Holdings,  Inc.


                                      and


                        The Other Parties Named Herein


                         Dated as of December 2, 1997
     i

                               TABLE OF CONTENTS



                    ARTICLE  I
     CERTAIN  DEFINITIONS
     Section  1.1          Closing              5
     Section  1.2          Domestic  Closings              6
     Section  1.3          Du  Pont  Merger  Subsidiaries              6
     Section  1.4          Du  Pont  Shares              6
     Section  1.6          Foreign  Closings              6
     Section  1.7          Foreign  Protein  Subsidiaries              6
     Section  1.8          Indebtedness              6
     Section  1.9          Initial  Completion  Date              6
     Section  1.10          [Intentionally  Omitted.]              6
     Section  1.11          Net  Debt  Amount              6
     Section  1.12          Person              7
     Section  1.13          PTIBV  Exchange              7
     Section  1.14          Shares              7
     Section  1.15          Subsidiary              7
     Section  1.16          Tax  Return              7
     Section  1.17          Taxes              7
     Section  1.18          U.S.  Protein  Subsidiaries              8

          ARTICLE  II
     THE  MERGERS  AND  FOREIGN  EXCHANGES;  CLOSINGS

     Section  2.1          The  Mergers              8
     Section  2.2          Conversion  of  U.S.  Protein  Shares
          in  the  Mergers            13
     Section  2.3          Conversion  of  Capital  Stock  of  the
          Du  Pont  Merger  Subsidiaries  in  the  Merg-ers            14
     Section  2.4          Foreign  Exchanges;  Asset  Transfers            14
     Section  2.5          Closings            18
     Section  2.6          Allocation  of  Shares            21

     ARTICLE  III
     CERTAIN  ADDITIONAL  TRANSACTIONS

     Section  3.1          Intercompany  Accounts            21
     Section  3.2          Payment  or  Defeasance  of  Indebt-e  ness      22
     Section  3.3          Transfer  of  Certain  Shares            22
     Section  3.4          Certain  Asset  Transfers            22
     Section  3.5        Beneficial Ownership of the Foreign          Pro-tein
Subsidiaries  following  the
          Ini-tial  Com-pletion  Date.            23
     Section  3.7          Net  Debt  Amount            24


                                  ARTICLE IV
          REPRESENTATIONS AND WARRANTIES OF RALSTON AND STOCK-HOLDER

     Section  4.1          Organization            25
     Section  4.2          Capitalization;  Subsidiaries;  Fuji
          Joint  Venture            26
     Section  4.3          Authorization;  Binding  Effect            28
     Section  4.4          Consents  and  Approvals;  No  Viola-
          tions            29
     Section  4.5          SEC  Reports  and  Financial  State-
          ments            30
     Section  4.6          Absence  of  Certain  Changes            31
     Section  4.7          No  Undisclosed  Liabilities            31
     Section  4.8          Litigation            32
     Section  4.9          Employee  Benefit  Plans.            32
     Section  4.10          No  Default;  Compliance  with  Appli-
          ca-ble  Laws,  etc.            36
     Section  4.11          Intellectual  Prop-erty            38
     Section  4.12          [Intentionally  Omitted.]            42
     Section  4.13          Insurance            42
     Section  4.14          Related  Party  Transac-tions;  Inter-
          com-pany  Matters            43
     Section  4.15          Products  Liability            44
     Section  4.16          Title;  Real  Properties            45
     Section  4.17          Environmental  Matters            48
     Section  4.18          Indebtedness            50
     Section  4.19          Labor  and  Employment  Matters;  Col-
          lec-tive  Bar-gain-ing  Agreements            50
     Section  4.20          Acquisition  for  Investment            51
     Section  4.21          PTIFS  Liquidation            51

     ARTICLE  V
     REPRESENTATIONS  AND  WARRANTIES  OF  DU  PONT
     AND  THE  DU  PONT  MERGER  SUBSIDIARIES

     Section  5.1          Organization            51
     Section  5.2          Capitalization            52
     Section  5.3          Authorization            52
     Section  5.4          Consents  and  Approvals;  No  Viola-
          tions            53
     Section  5.5          SEC  Reports  and  Financial  State-
          ments            53
     Section  5.6          No  Prior  Activities            54
     Section  5.7          Compliance  with  Securities  Laws;
          Absence  of  Changes            54
     Section  5.8          Acquisition  for  Investment            54

     ARTICLE  VI
     COVENANTS

     Section  6.1          Interim  Operations  of  the  Pro-tein
          Subsid-iaries            55
     Section  6.2          Access;  Confidentiality            58
     Section  6.3          Consents  and  Approvals            59
     Section  6.4          No  Solicitation            60
     Section  6.5          Brokers  or  Finders            61
     Section  6.6          Further  Assurances            61
     Section  6.7          Publicity            61
     Section  6.8          Notification  of  Certain  Matters            61
     Section  6.9          Employee  Matters            62
     Section  6.10          Non-Competition,  Etc.            76
     Section  6.11          Use  of  Names  and  Marks            79
     Section  6.12          Related  Agreements            80
     Section  6.13          Reorganization            81
     Section  6.14          Cash  and  Bank  Accounts.            82
     Section  6.15          Industrial  Revenue  Bonds  and  Other
          Real  Estate  Issues            85
     Section  6.16          Interim  Operations  of  Du  Pont            86
     Section  6.17          Delivery  of  Surveys  and Title Poli-cies      86
     Section  6.19          Insurance            87
     Section  6.20          Novogen            89

                                  ARTICLE VII
                                  CONDITIONS

     Section  7.1          Conditions  to  Each  Party's  Obliga          tion
          to  Effect  the  Mergers            89
     Section  7.2          Conditions  to  Obligation  of  U.S.
          Protein  Subsidiaries  to  Effect  the  Merg-ers            89
     Section  7.3          Conditions  to  Obligation  of  the  Du        Pont
          U.S.  Merger  Subsidiaries  to  Effect  the  Mergers            91
     Section  7.4          Conditions  to  Obligation  of  Stock-       holder
      to  Effect  the  Foreign  Exchanges            93
     Section  7.5       Conditions to Obligation of Du Pont          to Effect
the  Foreign  Exchanges            94

               ARTICLE  VIII
     TERMINATION

     Section  8.1          Termination            95
     Section  8.2          Effect  of  Termination            96

     ARTICLE  IX
     SURVIVAL  AND  INDEMNIFICATION

     Section  9.1          Survival  of  Representa-tions,  War-      ran-ties
      and  Covenants            96
     Section  9.2          Indemnification            97

     ARTICLE  X
     MISCELLANEOUS

     Section  10.1          Fees  and  Expenses          103
     Section  10.2          Amendment          103
     Section  10.3          Extension;  Waiver          103
     Section  10.4          Notices          104
     Section  10.5          Interpretation          105
     Section  10.6          Counterparts          105
     Section  10.7          Entire  Agreement;  No  Third  Party
          Benefi-ciaries          106
     Section  10.8          Severability          106
     Section  10.9          Governing  Law;  Forum          106
     Section  10.10          Release          107
     Section  10.11          Assignment          107


Schedules
---------

Schedule  2.2  --  U.S.  Protein  Subsidiaries  Valuations
Schedule  2.4  --  Foreign  Protein  Subsidiaries  Valuations

Exhibits
--------

Exhibits  A-1,  A-2,  A-3  and  A-4  --  Form  of  Foreign  Exchange
Agree-ments
Exhibit  B  --  Intentionally  Omitted
Exhibit  C  --  Form  of  Banque  Brussels  Agreement
Exhibit  D  --  Form  of  Bridging  Services  Agree-ment
Exhibit  E  --  Form  of  Registration  Rights  Agreement
Exhibit  F  --  Form  of  Tax  Sharing  Agreement
Exhibits  G-1  and G-2 -- Form of Du Pont Reorga-nization Cer-     tif-i-cates
Exhibits  H-1  and  H-2 -- Form of Ralston Reorganization Cer-     tif-i-cates
Exhibit  I  --  Form  of  Headquarters  Lease
Exhibits  J-1  and  J-2  --  Form  of  R&D  Lease
Exhibit  K  --  Form  of  Intellectual  Property  Assignment
Exhibit  L  --  Form  of  IRB  Lease  Agreement
Exhibit  M  --  Form  of  Commodities  Purchasing  Agreement
Exhibit  N  --  Form  of  Sales  Office  Employees  Agreements

Defined  Term                                                      Section No.
-------------                                                      -----------



     ix



     vi

     Index  of  Defined  Terms

Defined  Term                              Section No.
-------------                             -----------
Acquisition  Proposal          6.4
ADM          Article  IV
Adjustment  Amount          6.14(e)
Agreement          Preamble
Applicable  Discount  Rate          6.9(e)(i)(A)
Applicable  Du  Pont  Plan          6.9(b)
Applicable  Laws          4.4
Asset  Transfers          3.4(a)
Assets          3.4(a)
Authority          6.15(a)
Balance  Sheets          4.5(b)
Banque  Brussels  Agreement          3.2
Basket  Amount          9.2(c)
Bonds          6.15(a)
Bridging  Services  Agreement          6.12
Business          Recitals
Canadian  Foreign  Funded  Benefit  Plan          6.9(k)
Certificates  of  Merger          2.1(b)
Closing          1.1
COBRA  Coverage          6.9(b)
Code          Recitals
Commodities  Purchasing  Agreement          6.12
Confidentiality  Agreement          6.2(a)
Copyrights          4.11(a)
Dairy  Food  Employees          6.9(a)(i)
Damages          9.2(a)
Defective  Products          4.15
DGCL          2.1(a)(i)
Domestic  Benefit  Plans          4.9(a)(i)
Domestic  Closings          1.2
Du  Pont          Preamble
Du  Pont  Common  Stock          Recitals
Du  Pont  Indemnified  Parties          9.2(a)
Du  Pont  Merger  Subsidiaries          1.3
Du  Pont  Parties          Preamble
Du  Pont's  Pension  Plan          6.9(e)(i)
Du  Pont's  Reimbursement  Plan          6.9(d)(iii)
Du  Pont  Shares          1.4
Effective  Time          2.1(b)
Environmental  Claim          4.17(a)
Environmental  Laws          4.17(a)
ERISA          4.9(a)(i)
ERISA  Affiliate          4.9(a)(i)
Excess  Cash          6.14(d)
Exchange  Act          4.5(a)
Excluded  Assets          1.5
Executive  Plans          6.9(h)(ii)
Fiber  Merger          2.1(a)(i)
Fiber  Sales          Preamble
Fiber  Surviving  Corporation          2.1(a)(i)
Final  Termination  Date          8.1(b)
Financial  Statements          4.5(b)
Foreign  Benefit  Plans          4.9(a)(ii)
Foreign  Book  Accrual  Benefit  Plan          6.9(n)
Foreign  Book  Reserve  Benefit  Plan          6.9(o)
Foreign  Closing  Date          2.5(b)(i)
Foreign  Closings          1.6
Foreign  Employees          6.9(a)(ii)
Foreign  Exchange  Agreements          2.4(a)(i)
Foreign  Exchanges          2.4(a)(i)
Foreign  Protein  Shares          Recitals
Foreign  Protein  Subsidiaries          1.7
Foreign  Transfer  Date          6.9(e)(iii)
Fuji  Joint  Venture          4.1(d)
Fuji  Shares          4.1(d)
GAAP          4.5(b)
Governmental  Entity          4.4
Headquarters  Lease          6.12
HSR  Act          4.4
Imperial  BTI          Preamble
Imperial  BTI  Merger          2.1(a)(ii)
Imperial  BTI  Surviving  Corporation          2.1(a)(ii)
Income  Statements          4.5(b)
Indebtedness          1.8
Indemnified  Party          9.2(f)
Indemnifying  Party          9.2(f)
Information          6.18(a)
Initial  Completion  Date          1.9
Initial  Transfer  Amount          6.9(e)(i)
Intellectual  Property          4.11(a)
Intellectual  Property  Assignment          6.12
IRB  Loan  Agreements          6.15(a)
IRB  Lease  Agreements          6.15(a)
IRS          1.17
License  Agreements          4.11(a)
Lien          4.2(c)
Material  Adverse  Effect          4.1(b)
Materials  of  Environmental  Concern          4.17(a)
Market  Value          1.10
Mergers          2.1(a)(ix)
Merger  Conversion  Ratios          2.2(a)
Net  Debt  Amount          1.11
New  Pointer  Subsidiaries          3.4(a)
NFI          Preamble
NFI  Merger          2.1(a)(iii)
NFI  Surviving  Corporation          2.1(a)(iii)
Off-Site  Materials          9.2(h)(A)
Oklahoma  Landlord  Consents          2.4(e)
Operating  Agreement(s)          6.12
Patents          4.11(a)
PBGC          4.9(c)
PBO          6.9(e)(i)
Permits          4.10(b)
Person          1.12
Plant  Lease          2.4(e)
Pointer          Preamble
Pointer  Merger          2.1(a)(iv)
Pointer  Surviving  Corporation          2.1(a)(iv)
Policies          6.9(h)(vii)
Proceedings          4.8
Products          4.15
Projects          6.15(a)
Protein  Competitive  Business          6.10(a)
Protein  Employees          6.9(a)(iv)
Protein  Foreign  Funded  Benefit  Plan          6.9(k)
Protein  Subsidiaries          Recitals
Protein  Subsidiary  Contracts          4.4
PTI          Preamble
PTI  Argentina          3.4(a)
PTI  Asia  Pacific          Preamble
PTI  Asia  Pacific  Merger          2.1(a)(v)
PTI  Asia  Pacific  Surviving  Corporation          2.1(a)(v)
PTI  Brazil          3.4(a)
PTI  Development          Preamble
PTI  Development  Merger          2.1(a)(ix)
PTI  Development  Surviving  Corporation          2.1(a)(ix)
PTI  Europe          Preamble
PTI  Europe  Merger          2.1(a)(vi)
PTI  Europe  Surviving  Corporation          2.1(a)(vi)
PTI  Germany          1.7
PTI  Merger          2.1(a)(viii)
PTI  Mexico          Recitals
PTI  Moscow          1.7
PTI  Sales          Preamble
PTI  Sales  Merger          2.1(a)(vii)
PTI  Sales  Surviving  Corporation          2.1(a)(vii)
PTI  Shares          Recitals
PTI  Spain          Recitals
PTI  Surviving  Corporation          2.1(a)(viii)
PTI  UK          Recitals
PTI  Venezuela          1.7
PTIBV          1.7
PTIBV  Exchange          1.13
PTIBV  Shares          Recitals
PTIFS          3.6
PTIFS  Liquidation          3.6
PTIM          3.1
PTO          6.9(i)
Qualcepts  Letter          Article  IV
R&D  Lease          6.12
Ralston          Preamble
Ralston  Disclosure  Schedule          4.1(d)
Ralston  Foreign  Funded  Benefit  Plan          6.9(m)
Ralston  Group          6.10(a)
Ralston  Indemnified  Parties          9.2(b)
Ralston  Marks          6.11(a)
Ralston  Parties          Preamble
Ralston's  Pension  Plan          6.9(e)(i)
Ralston's  Reimbursement  Plan          6.9(d)(iii)
Real  Properties          4.16(c)
Registration  Rights  Agreement          6.12
RP  Argentina          Recitals
RP  Brazil          Recitals
Sales  Office  Employees  Agreements          6.12
SEC          4.5(a)
Second  Payment          6.9(e)(i)
Secretary  of  State          2.1(b)
Securities  Act          4.4
Senior  Management  Group          10.5
Shares          1.14
Software          4.11(a)
Soil  Injection  Leases          2.4(e)
Soy  Competitive  Business          6.10(a)
Stockholder          Preamble
Sub  No.  1          Preamble
Sub  No.  2          Preamble
Sub  No.  3          Preamble
Sub  No.  4          Preamble
Sub  No.  5          Preamble
Sub  No.  6          Preamble
Sub  No.  7          Preamble
Sub  No.  8          Preamble
Sub  No.  9          Preamble
Subsidiary          1.15
Surviving  Corporations          2.1(a)(ix)
Surviving  Corporation  Stock          2.3
Survivor  Life  Insurance  Plan          6.9(h)(vii)
Survivor  Life  Participants          6.9(h)(vii)
Tax  Return          1.16
Tax  Sharing  Agreement            6.12
Taxes          1.17
Technology          4.11(a)
Title  IV  Plan          4.9(a)(i)
Trademarks          4.11(a)
Transfer  Amount            6.9(e)(i)
Transfer  Date          6.9(a)(iv)
Transferor  Subsidiaries          3.4(a)
Transferred  Employees          6.9(a)(i)
Transferred  Executive  Plans          6.9(h)(ii)
Transferred  Foreign  Employees          6.9(a)(iii)
Transferred  Subsidiaries          Recitals
Trustees          6.9(h)(vii)
U.S.  Protein  Shares          Recitals
U.S.  Protein  Subsidiaries          1.18
Voting  Debt          4.2(b)
WARN  Act          6.1(n)
wholly  owned          1.15

     8

     AGREEMENT  AND  PLAN  OF  MERGER  AND  EXCHANGE
     -----------------------------------------------


          AGREE-MENT  AND  PLAN  OF  MERGER  AND EXCHANGE, (this "Agree-ment")
                                                                  ----------
dated  as  of  December  2,  1997,  by  and  among

(a)          Ralston Purina Company, a Missouri corpo-ra-tion ("Ralston"), (b)
                                                                -------
Protein Technologies Internation-al Holdings, Inc., a Dela-ware corpo-ra-tion and wholly owned subsidiary of VCS Holding Company which is a wholly owned subsidiary of Ralston ("Stock-hold-er"), (c) Fiber Sales & Devel-opment
                           -------------
Corpo-ra-tion, a Dela-ware corpo-ration and wholly owned subsid-iary of Stock-holder ("Fiber Sales"), (d) Imperi-al Biotech-nolo-gy, U.S., Inc., a
                ------------
Dela-ware corpo-ration and wholly owned subsidiary of Stock-holder ("Impe-rial
                                                                     ---------
     BTI"),  (e)  Nutri-tious Foods, Inc., a Dela-ware corpo-ration and wholly
     ---
owned subsid-iary of Stock-hold-er ("NFI"), (f) Pointer Spe-cialty Chemi-cals,
                                     ---
Inc., a Delaware corpo-ration and wholly owned subsid-iary of Stock-holder ("Pointer"), (g) Protein Technolo-gies International Asia Pacific
   ------
Corpora-tion,  a  Delaware  corpo-ration  and  wholly  owned  subsidiary  of
   ------
Stock-holder  ("PTI  Asia  Pacific"), (h) Protein Tech-nologies Inter-national
   ------       ------------------
Europe, Inc., a Dela-ware corpo-ration and wholly owned sub-sid-iary of Stock-holder ("PTI Eu-rope"), (i) Protein Technolo-gies Inter-na-tional Sales,
               -----------
Inc., a Dela-ware corpo-ration and wholly owned subsidiary of Stock-hold-er ("PTI Sales"), (j) Pro-tein Technologies Internation-al, Inc., a Delaware
  ----------
corpo-ration and wholly owned subsidiary of Stock-holder ("PTI"), (k) Pro-tein
  --                                                       ---
Technologies Interna-tional Develop-ment Corpora-tion, a Dela-ware corpo-ration and wholly owned subsidiary of Stockholder ("PTI Develop-ment"),
                                                           ----------------

               -- The above entities are hereinafter collec-tively called the "Ralston Parties" --

     AND

(b)         E.I. du Pont de Nemours and Company, a Dela-ware corpo-ration ("Du
                                                                            --
-Pont"),  (m)  DuPont  PTI  1  Co. ("Sub No. 1"), a Delaware corporation and a
 ----                                ---------
direct  wholly  owned  sub-sid-iary of Du Pont, (n) DuPont PTI 2 Co. ("Sub No.
 ---                                                                   -------
2"), a Delaware corpora-tion and a direct wholly owned sub-sidiary of Du Pont,
 -
     (o)  DuPont PTI 3 Co. ("Sub No. 3"), a Dela-ware corporation and a direct
                             ---------
wholly  owned  subsidiary  of  Du  Pont, (p) DuPont PTI 4 Co. ("Sub No. 4"), a
                                                                ---------
Delaware corpo-ration and a direct wholly owned subsidiary of Du Pont, (q) DuPont PTI 5 Co. ("Sub No. 5"), a Delaware corpora-tion and a direct wholly
                      ---------
owned  subsidiary  of  Du Pont, (r) DuPont PTI 6 Co. ("Sub No. 6"), a Delaware
                                                       ---------
corporation and a direct wholly owned subsidiary of Du Pont, (s) DuPont PTI 7 Co. ("Sub No. 7"), a Delaware corporation and a direct wholly owned
       -----------
sub-sidiary  of  Du  Pont,  (t)  DuPont  PTI  8  Co. ("Sub No. 8"), a Delaware
      ----                                             ---------
corporation  and  a  direct wholly owned subsidiary of Du Pont, and (u) DuPont
      -
PTI  9  Co.  ("Sub No. 9"), a Dela-ware corpora-tion and a direct wholly owned
               ---------
subsidiary  of  Du  Pont

               -- The above entities are hereinafter collec-tively called the "Du Pont Parties."

               WHEREAS, certain Subsidiaries (as defined in Section 1.15 hereof) of Ralston are en-gaged, on a world-wide basis, in the manu-fac-ture, dis-tri-bution and sale of soy protein, food fiber, pet food coat-ing and industrial  polymer  products  (the  "Busi-ness");
                                      ---------

               WHEREAS,  Stockholder  is  the record and benefi-cial owner of:

(i) all the issued and outstanding shares of common stock, par value $0.10 per share, of Fiber Sales;

(ii) all the issued and outstanding shares of common stock, par value $1.00 per share, of Imperial BTI;

(iii) all the issued and outstanding shares of common stock, par value $1.00 per share, of NFI;

(iv) all the issued and outstanding shares of common stock, par value $1.00 per share, of Pointer;

(v) all the issued and outstanding shares of common stock, par value $1.00 per share, of PTI Asia Pacific);

(vi) all the issued and outstanding shares of common stock, par value $1.00 per share, of PTI Europe;

(vii) all the issued and outstanding shares of common stock, par value $1.00 per share, of PTI Sales;

(viii) all the issued and outstanding shares of common stock, par value $1.00 per share, of PTI;

(ix) all the issued and outstanding shares of common stock, par value $10.00 per share, of PTI Devel-op-ment;

(x) all the issued and outstanding shares (other than director qualifying shares) of common stock, par value 100,000DM per share, of Protein Technol-ogies Inter-national (Deutschland) GmBH, a German corpo-ra-tion;

(xi) all the issued and outstanding shares (other than director qualifying shares) of common stock, par value $1.00 per share, of Protein Tech-nologies Inter-na-tional Australia Pty. Limited, an Australian corpora-tion;

(xii) all the issued and outstanding shares (other than director qualifying shares) of common stock, par value 10 rubles per share, of Protein Tech-nol-ogies Inter-na-tional Moscow, a Russian corpo-ration;

(xiii) all the issued and outstanding shares (other than director qualifying shares) of common stock, par value DLF 100 per share, of Protein Technol-o-gies Inter-na-tional Overseas B.V. (Nether-lands), a Dutch corporation (the "PTIBV Shares"); and
                    -------------

(xiv) 900 of the issued and outstanding shares (other than 100 shares owned by PTI) of common stock, par value BS 1,000 per share, of Venezuelan Pro-tein Tech-nol-o-gies Inter-na-tional PTI C.A., a Venezuela corpo-ra-tion

     (the shares referenced in clauses (i) through (ix) above are collectively referred to herein as the "U.S. Protein Shares" and the shares referenced in
                             -------------------
clauses (x) through (xiv) (including the 100 shares owned by PTI in the case of clause (xiv)) above are col-lec-tive-ly re-ferred to herein as the "For-eign Protein Shares").
        ------------------

               WHEREAS, on the Initial Completion Date (as de-fined in Section
1.9 hereof), the closing of the Merg-ers (as de-fined in Sec-tion 2.1(a)(ix) hereof) and the PTIBV Ex-change (as de-fined in Sec-tion 1.13 hereof) and any other For-eign Exchang-es (as de-fined in Section 2.4(a)(i) hereof) which can occur at such time will occur substan-tially simulta-neous-ly and any other remain-ing Foreign Exchanges will occur as soon as prac-ti-cable there-after upon the terms and sub-ject to the condi-tions set forth herein;

               WHEREAS, it is contemplated that as of the Initial Completion Date, the Business, in its entirety, will be con-ducted by the U.S. Protein Subsidiaries (as defined in Section 1.18 hereof) and the Foreign Protein
Subsidiaries (as defined in Section 1.7 hereof) and their directly and indi-rectly owned Subsidiaries (collectively, the "Protein Subsidiar-ies") and
                                                   ---------------------
that the Protein Subsid-iaries will own or have the right to use all assets necessary for the operation of the Business as it is currently conducted, except that certain operations currently conducted by Ralston Purina Argenti-na S.A. ("RP Argenti-na") and Ralston Purina Do Bra-sil, Ltda. ("RP
                    --------------                                          --
Bra-zil")  relating  to  the  Business may be trans-ferred fol-low-ing, rather
  -----
than  prior  to,  the Initial Comple-tion Date to Protein Subsid-iaries as set
  -
forth herein and that sales operations in the countries of Canada, Japan, the Philippines, Thailand, Malaysia and Singapore will be con-ducted by individuals who will technically be employed by Subsidiaries of Ralston other than the Protein Subsidiar-ies, for a period of time until such individuals can be trans-ferred to a Subsidiary of Du Pont as set forth herein;

               WHEREAS, the parties hereto desire that Stock-hold-er transfer all of the U.S. Protein Shares and the Foreign Pro-tein Shares to Du Pont in exchange for the trans-fer by Du Pont to Stock-holder of shares of common stock, par value $0.30 per share, of Du Pont ("Du Pont Common Stock"), upon
                                                  --------------------
the terms and sub-ject to the condi-tions set forth herein, such exchange to occur by merger in the case of each of the U.S. Protein Sub-sid-iaries and by exchange of shares other-wise;

               WHEREAS, the respective Boards of Directors of each of the Du Pont Merger Subsidiaries (as defined in Section 1.3 hereof) and each of the U.S. Protein Subsid-iaries have ap-proved and declared advis-able this Agree-ment and the merger of each of the Du Pont Merger Subsid-iaries with and into each of the re-spective U.S. Protein Subsidiar-ies (and have recommended to their respec-tive stock-holders that they adopt this Agree-ment), upon the terms and subject to the condi-tions set forth herein, whereby each U.S. Pro-tein Share will be con-verted into the number of shares of Du Pont Common Stock deter-mined pursu-ant to Sec-tion 2.2 hereof and each share of stock of each Du Pont Merger Subsidiary shall be converted into U.S. Protein Shares as provided for here-in;

               WHEREAS, the respective Boards of Directors of Du Pont, Ralston and Stockholder (i) have each approved this Agreement and the mergers of their respective Sub-sidiaries and, in their capacity as the sole stockholder of a U.S. Protein Subsidiary or a Du Pont Merger Subsid-iary, as the case may be, have adopted this Agreement upon the terms and subject to the condi-tions set forth herein and (ii) have each approved the exchange of the Foreign Protein Shares for shares of Du Pont Common Stock as provided for here-in;

               WHEREAS, prior to the Initial Completion Date, Ralston shall cause (i) all of the out-standing shares of capital stock of Protein Tech-nolo-gies International Iberica S.A., a Spanish corpora-tion ("PTI
                                                                           ---
Spain"), (ii) all of the out-stand-ing shares of capi-tal stock of Pro-tein Tech-nologies Interna-tional (U.K.) Limit-ed, an Eng-lish corpo-ration ("PTI
                                                                           ---
UK")  (which, in turn holds all of the outstand-ing shares of capital stock of
 -
Foodmaker Limited, Imperial Biotechnolo-gy Prod-ucts Limited and Pro-tein Technolo-gies Inter-na-tional Ire-land Limited) and (iii) all of the out-stand-ing shares of capi-tal stock of Protein Tech-nolo-gies Interna-tional S.A. de C.V., a Mexican corpora-tion ("PTI Mexi-co" and,
                                                             -----------
to-geth-er  with PTI Spain and PTI UK, the "Trans-ferred Subsidiaries"), to be
                                            -------------------------
con-trib-uted to Point-er upon the terms and subject to the condi-tions set forth herein;

               WHEREAS, Ralston shall cause two newly formed Sub-sidiaries of Pointer to acquire the assets primarily asso-ci-at-ed with or used in the Busi-ness which are current-ly held by RP Argentina and RP Brazil upon the terms and sub-ject to the condi-tions set forth here-in; and

               WHEREAS, for federal income tax purposes, it is intended that each of the Mergers and each of the Foreign Exchang-es shall constitute a reorganiza-tion within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that with respect to each Merger
                                  ----
and each Foreign Exchange this Agree-ment shall con-stitute a "plan of reorga-niza-tion" for purposes of the Code;

               NOW, THEREFORE, in consideration of the forego-ing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:


ARTICLE  II
          CERTAIN  DEFINITIONS

               In this Agreement and the Ralston Disclosure Sched-ule (as defined in Section 4.1(d) hereof), the words and expressions set out in this
Article I shall have the meanings set forth below, unless the context explicitly requires other-wise:

ARTICLE  IISection .1          Closing     Closing     Closing     Closing:  A
                               -------     -------     -------     -------
Domestic Closing (as defined in Section 1.2 hereof) or a Foreign Closing (as de-fined in Section 1.6 hereof).

ARTICLE  IISection  .2                 Domestic Closings     Domestic Closings
                                       -----------------     -----------------
Domestic  Closings          Domestic  Closings:   The closings of the Mergers.
    --------------          ------------------

ARTICLE  IISection  .3          Du Pont Merger Subsidiaries     Du Pont Merger
                                ---------------------------     --------------
Subsidiaries      Du Pont Merger Subsidiaries     Du Pont Merger Subsidiaries:
 -----------      ---------------------------     ---------------------------
     Col-lec-tively, Sub No. 1, Sub No. 2, Sub No. 3, Sub No. 4, Sub No. 5, Sub No. 6, Sub No. 7, Sub No. 8 and Sub No. 9.

ARTICLE  IISection  .4           Du Pont Shares     Du Pont Shares     Du Pont
                                 --------------     --------------     -------
Shares       Du Pont Shares:  The aggregate amount of shares of Du Pont Common
  ----       --------------
Stock  to  be  issued  pursu-ant  to  the  Mergers  and the Foreign Exchanges.

ARTICLE  IISection  .5               Excluded Assets:  Those assets owned by a
                                     ---------------
Protein Subsidiary, RP Argentina or RP Brazil that are not being directly or indirectly trans-ferred to Du Pont as part of the Busi-ness, in-cluding the Belgium Coordi-nation Center and the Dairy Food Systems division including the plant  locat-ed  in  Hager  City,  Wisconsin  and  the  assets  thereat.

ARTICLE  IISection  .6                   Foreign Closings     Foreign Closings
                                         ----------------     ----------------
Foreign Closings     Foreign Closings:  The closings of the exchange, transfer
      ----------     ----------------
     and acquisition of the respec-tive Foreign Protein Shares of each Foreign Protein Sub-sidiary in exchange for shares of Du Pont Common Stock (as contemplated by Sec-tion 2.4(a) hereof).

ARTICLE IISection .7          Foreign Protein Subsidiaries     Foreign Protein
                              ----------------------------     ---------------
     Subsidiaries          Foreign  Protein  Subsidiaries      Foreign Protein
     ------------          ------------------------------      ---------------
Subsidiaries:    Col-lec-tively,  Protein  Technol-ogies  International
     -------
(Deutsch-land)  GmBH  ("PTI  Germany"), Pro-tein Tech-nologies Inter-na-tional
     ------             ------------
Aus-tra-lia Pty. Limit-ed, Protein Tech-nol-ogies Inter-na-tional Moscow ("PTI
                                                                           ---
Moscow"),  Pro-tein  Technolo-gies  Inter-na-tional  Over-seas  B.V.
------
(Neth-er-lands)  ("PTIBV")  and  Venezuelan  Pro-tein  Tech-nol-o-gies
------
Inter-na-tional  PTI  C.A.  ("PTI  Venezuela").
------

ARTICLE  IISection  .8          Indebtedness     Indebtedness     Indebtedness
                                ------------     ------------     ------------
     Indebtedness:     Of any Person (as defined in Section 1.12 hereof) means
     ------------
(1) in-debt-edness for bor-rowed money of such Person (in-clud-ing any long-term or short-term por-tions there-of) and (2) any in-debt-ed-ness se-cured by the assets of, or guaran-teed by, such Person or evi-denced by a note, bond, letter of cred-it, inden-ture or similar in-stru-ment; provided,
                                                                     --------
however,  that Indebtedness shall not be deemed to include accounts payable or
 ------
intercom-pany  notes.

ARTICLE  IISection  .9          Initial Completion Date     Initial Completion
                                -----------------------     ------------------
Date     Initial Completion Date     Initial Completion Date:  The date of the
 ---     -----------------------     -----------------------
     Domestic  Closings.

ARTICLE  IISection  .10            [Intentionally Omitted.]     [Intentionally
Omitted.]          [Intentionally  Omitted.]          [Intentionally Omitted.]

ARTICLE  IISection  .11            Net Debt Amount     Net Debt Amount     Net
                                   ---------------     ---------------     ---
Debt  Amount          Net  Debt Amount:  When used with respect to any Protein
   ---------          ----------------
Subsidiary,  as  the  case may be, the sum of all Indebtedness of such Protein
   ---
Subsid-iary and all of its Sub-sid-iar-ies, other than Indebtedness referred to in Section 6.15 of this Agreement.

ARTICLE  IISection  .12          Person     Person     Person     Person:  Any
                                 ------     ------     ------     ------
natural per-son, firm, individu-al, corpo-ra-tion, part-ner-ship, joint ven-ture, busi-ness trust, trust, asso-ciation, compa-ny or any other busi-ness orga-ni-za-tion or entity, wheth-er incor-po-rat-ed or unin-corpo-rat-ed.

ARTICLE  IISection  .13            PTIBV Exchange     PTIBV Exchange     PTIBV
                                   --------------     --------------     -----
Exchange          PTIBV  Exchange:    The ex-change, trans-fer and acquisition
   -----          ---------------
contemplated  by  Section  2.4(a) hereof of Du Pont Common Stock for the PTIBV
   ----
Shares.

ARTICLE  IISection  .14               Shares     Shares     Shares     Shares:
                                      ------     ------     ------     ------
Collectively,  the  U.S.  Protein  Shares  and  the  Foreign  Protein  Shares.

ARTICLE  IISection  .15               Subsidiary     Subsidiary     Subsidiary
                                      ----------     ----------     ----------
Subsidiary:  With respect to any Person, of which (i) such Person or any other
  --------
     Subsidiary of such Person is a gener-al part-ner or (ii) at least a major-ity of the out-standing shares of capital stock or part-nership or other interests having an inter-est in profits or in assets upon liquida-tion is di-rectly or indi-rectly owned or con-trolled by such Per-son, by any one or more of its Subsid-iaries, or by such Person and one or more of its
Subsid-iaries.    Refer-ences  to  a  "wholly  owned" Subsid-iary of an entity
                                       -------------
include a Subsid-iary all of the common equity of which, other than direc-tor quali-fying shares, is owned, directly or through wholly owned Sub-sid-iaries, by such enti-ty.

ARTICLE  IISection  .16               Tax Return     Tax Return     Tax Return
                                      ----------     ----------     ----------
Tax  Return:    Any  re-port,  return,  document,  declara-tion  or  other
  ---------
infor-ma-tion  or  filing re-quired to be sup-plied to any taxing authority or
  --------
juris-dic-tion (foreign or domes-tic) with respect to Taxes, includ-ing, without limita-tion, informa-tion re-turns, any docu-ments with respect to or accompany-ing payments of estimated Taxes, or with respect to or accom-panying requests for the exten-sion of time in which to file any such report, return, document, declara-tion or other information.

ARTICLE  IISection  .17          Taxes     Taxes     Taxes     Taxes:  Any and
                                 -----     -----     -----     -----
all taxes, charg-es, fees, levies or other assess-ments, in-cluding, without limi-ta-tion, income, gross re-ceipts, excise, real or personal property, sales, withhold-ing, social securi-ty, occupa-tion, use, service, service use, license, net worth, payroll, franchise, transfer and record-ing taxes, fees and charges, imposed by the Internal Revenue Service ("IRS") or any
                                                                  ---
taxing au-thor-i-ty (wheth-er domes-tic or for-eign includ-ing, without limi-ta-tion, any state, county, local or foreign govern-ment or any subdi-vision or taxing agency thereof (includ-ing a United States posses-sion)), whether computed on a sepa-rate, consol-idated, uni-tary, com-bined or any other basis; and such term shall include any interest whether paid or received, fines, penal-ties or addi-tional amounts attrib-utable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other as-sessments.

ARTICLE  IISection  .18             U.S. Protein Subsidiaries     U.S. Protein
                                    -------------------------     ------------
Subsidiaries          U.S. Protein Subsidiaries     U.S. Protein Subsidiaries:
    --------          -------------------------     -------------------------
Collec-tive-ly, Fiber Sales, Imperial BTI, NFI, Point-er, PTI Asia Pacific, PTI Europe, PTI Sales, PTI and PTI Development.


ARTICLE  III
          THE  MERGERS  AND  FOREIGN  EXCHANGES;  CLOSINGS

ARTICLE  IIISection  .1            The Mergers     The Mergers     The Mergers
                                   -----------     -----------     -----------
     The  Mergers.
     ------------

(a) (i) Upon the terms and subject to the condi-tions of this Agreement, at the Ef-fective Time (as de-fined in Section 2.1(b) hereof), Sub No. 1 shall be merged (the "Fiber Merg-er") with and into Fiber Sales
                                  --------------
whereupon the sepa-rate exis-tence of Sub No. 1 shall cease. After the Fiber Merg-er, Fiber Sales shall con-tin-ue as the surviv-ing corpora-tion (the "Fiber Surviv-ing Corpora-tion") and shall con-tinue to be gov-erned by the
    ----------------------------
law of the State of Dela-ware and shall continue its existence under the name "Fiber Sales & Develop-ment Corporation" until there-after duly amended or changed in accor-dance with applica-ble law. The Fiber Merger shall have the effects speci-fied in the General Cor-pora-tion Law of the State of Delaware (the "DGCL").
       ----

(i) Upon the terms and subject to the condi-tions of this Agreement, at the Effec-tive Time, Sub No. 2 shall be merged (the "Imperial BTI Merg-er")
                                                        --------------------
with and into Imperial BTI where-upon the sepa-rate exis-tence of Sub No. 2 shall cease. After the Imperial BTI Merg-er, Imperial BTI shall contin-ue as the surviving corpo-ra-tion (the "Imperial BTI Surviv-ing Corpora-tion") and
                                    ------------------------------------
shall continue to be gov-erned by the law of the State of Dela-ware and shall con-tinue its existence under the name "Imperi-al Bio-tech-nology, U.S., Inc."
     until there-after duly amend-ed or changed in accor-dance with applica-ble law. The Impe-rial BTI Merger shall have the effects speci-fied in the DGCL.

(ii) Upon the terms and sub-ject to the condi-tions of this Agreement, at the Effec-tive Time, Sub No. 3 shall be merged (the "NFI Merger") with and
                                                         ----------
into NFI whereupon the sepa-rate exis-tence of Sub No. 3 shall cease. After the NFI Merg-er, NFI shall con-tinue as the sur-viving corpora-tion (the "NFI
                                                                           ---
Sur-viving  Corpo-ra-tion")  and  shall continue to be gov-erned by the law of
-------------------------
the  State  of  Dela-ware  and  shall  continue  its exis-tence under the name
--
"Nutri-tious  Foods,  Inc."  until  there-after  duly  amended  or  changed in
--
accordance  with  applica-ble  law.    The  NFI  Merger shall have the effects
--
speci-fied  in  the  DGCL.
--

(iii) Upon the terms and subject to the condi-tions of this Agreement, at the Effective Time, Sub No. 4 shall be merged (the "Pointer Merg-er") with
                                                        ---------------
and into Pointer whereupon the sepa-rate exis-tence of Sub No. 4 shall cease. After the Point-er Merg-er, Pointer shall continue as the surviving corpo-ra-tion (the "Pointer Surviving Corporation") and shall con-tin-ue to be
                    -----------------------------
gov-erned by the law of the State of Dela-ware and shall continue its existence under the name "Point-er Specialty Chemicals, Inc." until there-after duly amended or changed in accor-dance with applica-ble law. The Point-er Merger shall have the ef-fects speci-fied in the DGCL.

(iv) Upon the terms and subject to the condi-tions of this Agreement, at the Effective Time, Sub No. 5 shall be merged (the "PTI Asia Pacific
                                                              ----------------
Merger")  with and into PTI Asia Pacific whereupon the sepa-rate exis-tence of
    --
Sub No. 5 shall cease. After the PTI A-sia Pacific Merg-er, PTI Asia Pacific shall continue as the surviving corpo-ra-tion (the "PTI Asia Pacific Surviving
                                                    --------------------------
Corpora-tion")  and shall con-tin-ue to be governed by the law of the State of
------------
Dela-ware and shall continue its existence under the name "Protein Technolo-gies Interna-tional Asia Pacific Corpora-tion" until there-after duly amend-ed or changed in accor-dance with applica-ble law. The PTI A-sia Pacific Merger shall have the effects speci-fied in the DGCL.

(v) Upon the terms and subject to the condi-tions of this Agreement, at the Effective Time, Sub No. 6 shall be merged (the "PTI Europe Merger") with
                                                      -----------------
and into PTI Europe whereupon the sepa-rate exis-tence of Sub No. 6 shall cease. After the PTI E-urope Merg-er, PTI Europe shall con-tinue as the surviving corpo-ra-tion (the "PTI Europe Surviving Corporation") and shall
                                 ---------------------------------
con-tin-ue to be governed by the law of the State of Dela-ware and shall continue its existence under the name "Protein Technolo-gies Inter-national Europe, Inc." until there-after duly amend-ed or changed in accor-dance with applica-ble law. The PTI E-urope Merger shall have the effects speci-fied in the DGCL.

(vi) Upon the terms and subject to the condi-tions of this Agreement, at the Effective Time, Sub No. 7 shall be merged (the "PTI Sales Merger")
                                                            ----------------
with and into PTI Sales whereupon the separate exis-tence of Sub No. 7 shall cease. After the PTI S-ales Merg-er, PTI Sales shall continue as the sur-viving corpo-ra-tion (the "PTI Sales Surviving Corpo-ration") and shall
                                  --------------------------------
continue to be gov-erned by the law of the State of Dela-ware and shall continue its existence under the name "Protein Technolo-gies Inter-national Sales, Inc." until there-after duly amend-ed or changed in accor-dance with appli-ca-ble law. The PTI S-ales Merger shall have the effects speci-fied in the DGCL.

(vii) Upon the terms and subject to the condi-tions of this Agreement, at the Effective Time, Sub No. 8 shall be merged (the "PTI Merger") with and
                                                         ----------
into PTI whereupon the separate exis-tence of Sub No. 8 shall cease. After the PTI Merg-er, PTI shall continue as the surviv-ing corpo-ra-tion (the "PTI
                                                                           ---
Surviving Corpo-ra-tion") and shall continue to be gov-erned by the law of the
-----------------------
     State of Dela-ware and shall continue its exis-tence under the name "Protein Technolo-gies Inter-nation-al, Inc." until there-after duly amend-ed or changed in accor-dance with applica-ble law. The PTI Merger shall have the effects speci-fied in the DGCL.

(viii) Upon the terms and subject to the condi-tions of this Agreement, at the Effective Time, Sub No. 9 shall be merged (the "PTI Develop-ment
                                                              ----------------
Merg-er"  and,  to-gether  with  the  Fiber  Merger, Imperi-al BTI Merger, NFI
      -
Merger, Pointer Merger, PTI Asia Pacific Merger, PTI Europe Merger, PTI Sales Merger and PTI Merg-er, the "Merg-ers") with and into PTI Devel-op-ment
                                  --------
where-up-on the sepa-rate exis-tence of Sub No. 9 shall cease. After the PTI D-evel-opment Merg-er, PTI Devel-opment shall contin-ue as the surviving corpo-ra-tion (the "PTI Development Surviving Corpora-tion" and, together with
                    --------------------------------------
     the Fiber Surviving Corpora-tion, Imperial BTI Surviving Corpo-ration, NFI Surviving Corpora-tion, Pointer Surviving Corporation, PTI Asia Pacific Sur-viving Corpo-ration, PTI Europe Surviving Corpora-tion, PTI Sales Surviving Corpo-ration and PTI Surviving Corpo-ra-tion, the "Surviv-ing
                                                                    ----------
Corpo-rations")  and  shall con-tin-ue to be gov-erned by the law of the State
      -------
of Dela-ware and shall con-tinue its existence under the name "Pro-tein Technologies International Devel-opment Corpora-tion" until there-after duly amend-ed or changed in accor-dance with applica-ble law. The PTI D-evelopment Merger shall have the effects speci-fied in the DGCL.

(b) Concurrently with the Domestic Closings, the parties hereto shall cause cer-tifi-cates of merger (the "Cer-tif-i-cates of Merg-er") with respect
                                     --------------------------
     to each of the Mergers to be exe-cut-ed and filed with the Secretary of State of the State of Dela-ware (the "Secre-tary of State") as provided in the
                                      -------------------
DGCL. The Mergers shall become effec-tive on the date and time (the "Effec-tive Time") at which the Cer-tif-icates of Merger are duly filed with
         --------
the  Secre-tary  of  State.

(c) (i) Upon the Fiber Merg-er, all the rights, privileg-es, immunities, powers and franchis-es of Fiber Sales and Sub No. 1 shall vest in the Fiber Surviv-ing Corporation and all obli-ga-tions, re-stric-tions, dis-abili-ties, duties, debts and liabili-ties of Fiber Sales and Sub No. 1 shall be the obli-ga-tions, re-stric-tions, dis-abili-ties, duties, debts and liabilities of the Fiber Sur-viv-ing Corpo-ra-tion.

(i) Upon the Imperial BTI Merger, all the rights, privileg-es, immunities, powers and franchis-es of Imperial BTI and Sub No. 2 shall vest in the Imperi-al BTI Surviving Corporation and all obli-gations, restric-tions, disabilities, duties, debts and liabili-ties of Imperial BTI and Sub No. 2 shall be the obliga-tions, restric-tions, disabili-ties, duties, debts and lia-bilities of the Impe-rial BTI Surviving Corporation.

(ii) Upon the NFI Merger, all the rights, privileg-es, immunities, powers and franchis-es of NFI and Sub No. 3 shall vest in the NFI Sur-viving Corpora-tion and all obli-gations, restric-tions, disabilities, duties, debts and liabilities of NFI and Sub No. 3 shall be the obliga-tions, restric-tions, disabil-ities, duties, debts and lia-bilities of the NFI Surviving Corporation.

(iii) Upon the Pointer Merger, all the rights, privileg-es, immunities, powers and franchis-es of Pointer and Sub No. 4 shall vest in the Point-er Surviving Corpo-ration and all obli-ga-tions, re-stric-tions, disabilities, duties, debts and lia-bilities of Pointer and Sub No. 4 shall be the obliga-tions, re-stric-tions, disabil-ities, duties, debts and lia-bilities of the  Pointer  Surviv-ing  Corporation.

(iv) Upon the PTI Asia Pacific Merger, all the rights, privileg-es, immunities, powers and fran-chis-es of PTI Asia Pacific and Sub No. 5 shall vest in the PTI Asia Pacific Surviv-ing Corporation and all obli-gations, re-stric-tions, dis-abilities, duties, debts and lia-bilities of PTI Asia Pacific and Sub No. 5 shall be the obliga-tions, restric-tions, disabil-ities, duties, debts and lia-bilities of the PTI Asia Pacific Sur-viving Corporation.

(v) Upon the PTI Europe Merger, all the rights, privileg-es, immunities, powers and franchis-es of PTI Europe and Sub No. 6 shall vest in the PTI
Europe Surviving Corporation and all obli-gations, restric-tions, disabilities, duties, debts and lia-bili-ties of PTI Europe and Sub No. 6 shall be the obliga-tions, restric-tions, disabil-ities, duties, debts and lia-bilities of the PTI Europe Surviving Corporation.

(vi) Upon the PTI Sales Merger, all the rights, privileg-es, immunities, powers and franchis-es of PTI Sales and Sub No. 7 shall vest in the PTI
Sales Surviving Corporation and all obli-gations, restric-tions, disabilities, duties, debts and lia-bilities of PTI Sales and Sub No. 7 shall be the obliga-tions, restric-tions, disabil-ities, duties, debts and lia-bili-ties of the PTI Sales Surviving Corporation.

(vii) Upon the PTI Merger, all the rights, privileg-es, immunities, powers and franchis-es of PTI and Sub No. 8 shall vest in the PTI Sur-viving Corpora-tion and all obli-gations, restric-tions, disabilities, duties, debts and lia-bilities of PTI and Sub No. 8 shall be the obliga-tions, restric-tions, disabil-ities, duties, debts and lia-bilities of the PTI Surviving Corporation.

(viii) Upon the PTI Development Merger, all the rights, privileg-es, immunities, powers and fran-chis-es of PTI Development and Sub No. 9 shall vest in the PTI Development Surviving Corporation and all obli-gations, restric-tions, disabilities, duties, debts and lia-bilities of PTI Development and Sub No. 9 shall be the obliga-tions, restric-tions, disabil-ities, duties, debts and lia-bilities of the PTI Development Surviv-ing Corporation.

(d) The Cer-tif-icate of Incor-po-ra-tion of each of the U.S. Protein Subsidiaries in effect imme-di-ate-ly prior to the Effec-tive Time (copies of which have been delivered by Ralston to Du Pont) shall be the Cer-tif-i-cate of Incor-pora-tion of each of the respec-tive Surviv-ing Corpo-ra-tions, until there-after  duly  amended  in  accor-dance  with  applica-ble  law.

(e) The By-laws of each of the Du Pont Merger Subsidiaries in effect imme-di-ately prior to the Effec-tive Time shall be the By-laws of each of the respective Surviv-ing Corpo-ra-tions, until there-af-ter duly amend-ed in accor-dance with applica-ble law, the Cer-tif-i-cate of Incor-po-ration of such Surviv-ing Corpo-ration and the By-laws of such Sur-viv-ing Corpo-ra-tion.

(f) From and after the Effective Time, the direc-tors of each of the Du Pont Merger Subsid-iar-ies at the Effec-tive Time shall be the ini-tial direc-tors of each of the re-spective Surviving Corpora-tions, and the offi-cers of each of the U.S. Protein Subsidiaries at the Effec-tive Time shall be the initial offi-cers of each of the respective Sur-viving Corpora-tions, in each case until their re-spec-tive succes-sors are duly elected or appoint-ed and quali-fied in accordance with applicable law.

ARTICLE  IIISection  .2               Conversion of U.S. Protein Shares in the
                                      ----------------------------------------
Mergers     Conversion of U.S. Protein Shares in the Mergers     Conversion of
      -     ------------------------------------------------     -------------
     U.S.  Protein Shares in the Mergers     Conversion of U.S. Protein Shares
     -----------------------------------     ---------------------------------
in  the  Mergers.    As  of  the Effec-tive Time, by virtue of the Mergers and
----------------
with-out  any  action  on  the  part  of  Stockholder:
-----

(a) With respect to each U.S. Pro-tein Subsid-iary, each U.S. Protein Share thereof issued and outstanding immedi-ately prior to the Effective
Time  (other  than  the U.S. Protein Shares to be cancelled in accordance with
Section 2.2(c) hereof) shall be converted into those respective num-bers of shares of Du Pont Common Stock equal to the respec-tive quo-tients (collectively, the "Merger Con-ver-sion Ra-tios") of (x) the amount set forth
                     ---------------------------
in Schedule 2.2 hereto oppo-site the name of such U.S. Pro-tein Sub-sid-iary divid-ed by (y) the number of U.S. Protein Shares of such U.S. Protein Subsid-iary issued and out-stand-ing imme-di-ately prior to the Effec-tive Time (other than U.S. Protein Shares to be can-cel-led in accor-dance with Section 2.2(c) here-of). The number of shares of Du Pont Common Stock issued pursuant to the fore-go-ing shall be rounded to the nearest whole number.

(b) All U.S. Protein Shares, when so con-vert-ed, shall auto-mat-i-cally cease to be out-stand-ing and shall be can-cel-led and re-tired and shall cease to exist, and Stock-holder shall there-after cease to have any rights with re-spect there-to, except the right to receive certif-i-cates repre-senting shares of Du Pont Common Stock into which the U.S. Protein Shares have been converted.

(c) All U.S. Protein Shares owned by such U.S. Protein Subsidiary or any wholly owned Sub-sid-iary there-of imme-di-ately prior to the Effec-tive Time shall be can-cel-led and re-tired and no con-sid-er-ation shall be deliv-ered in exchange therefor.

(d) Subject to rounding errors, the aggregate number of shares of Du Pont Common Stock to be issued pursu-ant to Sections 2.2(a) and 2.4(a) hereof shall be equal to Twenty Two Million Five Hundred Thousand (22,500,000).

ARTICLE  IIISection  .3             Conversion of Capital Stock of the Du Pont
                                    ------------------------------------------
Merger  Subsidiaries  in the Mergers     Conversion of Capital Stock of the Du
    --------------------------------     -------------------------------------
Pont Merger Subsidiaries in the Mergers     Conversion of Capital Stock of the
 --------------------------------------     ----------------------------------
     Du  Pont  Merger  Subsidiaries  in  the Mergers     Conversion of Capital
     -----------------------------------------------     ---------------------
Stock of the Du Pont Merger Subsidiaries in the Mergers.  As of the Effec-tive
    ---------------------------------------------------
Time, by virtue of the Mergers and with-out any action on the part of Du Pont, each share of common stock of each of the Du Pont Merger Subsidiaries issued and out-stand-ing immedi-ately prior to the Effective Time shall be con-vert-ed into and become one fully paid and nonas-sess-able share of common stock of the respective Sur-viving Corpo-ra-tion into which such Du Pont Merger Subsidiary has been merged ("Sur-viving Corpora-tion Stock") with the
                                      -----------------------------
same rights, powers and privi-leges as the U.S. Protein Shares so con-verted and shall consti-tute the only out-stand-ing shares of capital stock of each of the Sur-viving Corpo-ra-tions.

ARTICLE  IIISection .4          Foreign Exchanges; Asset Transfers     Foreign
                                ----------------------------------     -------
Exchanges;  Asset Transfers     Foreign Exchanges; Asset Transfers     Foreign
---------------------------     ----------------------------------     -------
Exchanges;  Asset  Transfers.
----------------------------

(a) (i) Upon the terms and subject to the condi-tions of this Agreement, at the Foreign Closings, Stock-holder shall exchange, trans-fer and deliv-er to Du Pont, and Du Pont shall acquire from Stock-holder, free and clear of all liens, claims, op-tions, charges, security interests, encumbranc-es and re-stric-tions of any kind, all For-eign Protein Shares in separate ex-change trans-actions (collec-tively, the "Foreign Ex-changes") of the Foreign
                                      -------------------
Pro-tein Shares of each Foreign Protein Subsid-iary for those respective numbers of shares of Du Pont Common Stock set forth in Schedule 2.4 hereto; provided that the Foreign Ex-changes relat-ing to PTIBV and PTI Venezuela
  ------  ----
shall  be  pursu-ant  to  the  agreements sub-stantial-ly in the form attached
  --
hereto  as  Exhibits  A-1 and A-2 and the Asset sales contem-plated by Section
  --
3.4 hereof shall be accom-plished pursuant to agreements substantially in the form at-tached hereto as Exhibits A-3 and A-4 (collectively, the "For-eign
                                                                      --------
Ex-change Agree-ments").  To the extent that any Foreign Closings do not occur
   ------------------
on the Ini-tial Comple-tion Date, Du Pont shall place the shares of Du Pont Common Stock so allocated to any Foreign Pro-tein Subsidiary for which the Foreign Clos-ing is de-layed in escrow with an inde-pendent third party reason-ably acceptable to Ralston until such Foreign Closings do occur. Upon the occur-rence of such Foreign Closings, the respective allocat-ed shares held in escrow, along with any divi-dends paid with respect there-to following the Initial Completion Date, shall be deliv-ered to Stockholder. Upon termina-tion pursuant to Sec-tion 8.1(b) hereof, any shares of Du Pont Common Stock not previ-ously released from escrow shall be re-delivered to Du Pont along with any divi-dends paid thereon. Not-withstanding the fore-going, Du Pont shall have the right to deliver the Du Pont Shares relating to any Foreign Exchange that does not occur on the Initial Completion Date to Ralston on the Initial Completion Date and Ralston agrees to transfer such Shares back to Du Pont together with all dividends or distributions paid thereon in the event this Agree-ment is terminated with respect thereto without such For-eign Ex-change having closed.

(i) At each Foreign Closing, Ralston shall cause any director qualifying shares of the applicable Foreign Protein Subsidiary to be transferred to such Person as Du Pont designates to Ralston in writing at least two (2) days prior to the respective Foreign Clos-ing Date (as defined in Section 2.5(b)(i) hereof).

(b) After the execution and delivery of this Agree-ment, in the event that either Du Pont or Ralston determines that it is in its best interest to effect any additional foreign stock exchanges pursuant to separate agreements,
     Du Pont and Ralston shall, and shall cause their re-spec-tive applicable Subsidiaries to, negotiate in good faith such agreements and arrangements, consistent with the terms hereof, as are necessary to effectuate such addi-tional foreign stock exchanges and to execute and deliver such mutually acceptable agreements and arrangements as Du Pont and Ralston shall negotiate.

(c) Du Pont and Ralston shall, and Ralston shall cause its applica-ble Subsid-iaries to, exe-cute on or prior to each For-eign Clos-ing Date such addi-tion-al agree-ments and ar-range-ments as may be neces-sary or appro-pri-ate, (A) to trans-fer the relevant For-eign Protein Shares to Du Pont, (B) to trans-fer to Du Pont in such jurisdic-tion such local product regis-tra-tions, franchis-es, li-censes, Intellectual Property (as defined in Section 4.11(a) hereof) and any other gov-ern-mental autho-ri-za-tions or other rights owned or held by Ralston, Stock-holder, any other Subsidiary of Ralston or the For-eign Pro-tein Sub-sid-iaries that are neces-sary to the conduct of the Busi-ness in such juris-diction, (C) subject to Section 2.5(a)(iv) hereof, to make all such further as-sign-ments and do all such other acts as are neces-sary or desir-able to carry out the intent of the parties that the Busi-ness, as a going concern, be fully vested in Du Pont as of the applica-ble Foreign Clos-ing Date and operated for its benefit and burden as of 12:01 AM (local time) on December 3, 1997 and (D) to pro-vide for, and nego-tiate in good faith, such other agree-ments and ar-range-ments relat-ing to the foregoing as the par-ties deem appro-pri-ate, in-cluding any such agree-ments or ar-range-ments relat-ing to the treat-ment of em-ploy-ees, bene-fit  plans  and  Taxes.

(d) If any asset that is exclusively used in the Busi-ness is not owned by one or more Protein Subsidiaries as of the date of this Agreement, or leased from a Person or Gov-ern-mental Entity (as defined in Section 4.4 hereof) by one or more Pro-tein Sub-sid-iaries as of the date of this
Agree-ment, includ-ing the furniture and equip-ment set forth in Section 2.4(d)(x) of the Ralston Disclosure Schedule, Ralston shall, as to assets owned by Ralston or a Subsidiary of Ralston and as to assets located in Pryor,
     Oklahoma that are subject to the Plant Lease (as defined in Section 2.4(e) hereof), and as to other as-sets, Ralston shall use its rea-son-able best ef-forts to, trans-fer, assign and deliv-er such asset (or, in the case of the Plant Lease, such Lease) to such a U.S. Pro-tein Sub-sid-iary prior to the Initial Com-pletion Date, unless such asset re-lates exclu-sively to a Foreign Protein Subsid-iary in which case Ralston shall deliver such asset to such Foreign Pro-tein Subsidiary prior to the For-eign Closing Date with respect to such Foreign Protein Subsidiary; pro-vided that the timing of the
                                              --------- ----
trans-fer, as-signment and deliv-ery to a Protein Subsid-iary of the assets set forth in Section 2.4(d) of the Ralston Dis-closure Sched-ule shall occur as soon as practica-ble thereaf-ter but in any event not later than January 31, 1998 or, in the case of the import license relating to Argentina, March 31, 1998. With re-spect to any such as-set, to the extent that it is neces-sary or desir-able to exe-cute deeds, as-sign-ments and other instru-ments of trans-fer, in-cluding with re-spect to assets owned by a Sub-sid-iary of Ralston other than a Protein Sub-sid-iary, Ralston shall deliver such deeds, as-sign-ments and in-stru-ments of trans-fer at the time such asset is trans-ferred as Du Pont rea-sonably re-quests. If such assets cannot be transferred, assigned or delivered prior to the Initial Completion Date or the re-spective Foreign Clos-ing Date, as the case may be, Ralston shall use its best efforts to give the benefits of ownership of such assets to the U.S. Protein Subsidiary or Foreign Protein Subsidiary, as the case may be, until trans-fer, assignment or delivery can be complet-ed. Subject to Section 2.5(a)(iv) hereof, the entire eco-nom-ic bene-fi-cial inter-est in and to, and the risk of loss with respect to, such assets shall, regard-less of when legal title there-to shall be transferred to the appropriate U.S. Protein
Subsid-iary or Foreign Pro-tein Subsid-iary, pass to those entities at Clos-ing. Ralston shall, or shall cause its Subsidiaries to, hold such assets for the benefit and risk of Du Pont and shall cooperate with it in any lawful and reasonable ar-rangements designed to provide the benefits of ownership of the assets to it. In the event that the legal interest in such assets or any claim, right or benefit arising thereun-der or resulting therefrom, is not capable of being sold, assigned, trans-ferred or conveyed here-un-der as a result of the failure to receive any consents or ap-provals required for such trans-fer, then the legal inter-est in such assets shall not be sold, assigned, transferred or conveyed unless and until approval, consent or waiver there-of is obtained. Ralston shall, or shall cause its Subsid-iaries, at its or their expense, to use reasonable best efforts to cooperate in obtaining such consents or approvals as may be necessary to complete such transfers and to obtain satisfac-tion of condi-tions to transfer as soon as practica-ble after the date of this Agreement. The failure to obtain any such consents or approvals prior to Closing shall not affect Du Pont's obli-gations to complete the Mergers and Foreign Ex-changes except as set forth in Arti-cle VI hereof. Nothing in this Agree-ment shall be construed as an attempt to assign to the U.S. Protein Subsidiaries or the Foreign Protein Subsid-iaries any legal interest in such assets which, as a matter of law or by the terms of any legally binding con-tract, engage-ment or commitment to which the legal owner is sub-ject, is not assignable without the consent of any other party, unless such consent shall have been given.

(e) Notwithstanding anything herein to the con-trary, Ralston covenants and agrees that (i) prior to the Initial Completion Date it shall use its reasonable best efforts to obtain, and (ii) prior to January 31, 1998 it shall obtain, the landlord's consent to the subletting of the IRB Lease Agreements (as defined in Section 6.15 here-of), each dated Novem-ber 1, 1977, relating to the Projects (as defined in Section 6.15 hereof). Notwith-standing any-thing to the con-trary here-in, Ralston cove-nants and agrees that (a) prior to the Ini-tial Comple-tion Date, Ralston shall use its rea-son-able best efforts to ob-tain, and (b) except in the case of clause
(iii) below, prior to January 31, 1998, it shall obtain the landlord's con-sent to (i) the as-sign-ment of the Lease Agree-ment dated Novem-ber 1, 1977 relat-ing to the Pryor, Oklahoma manufactur-ing facility and commonly known as the "Plant Lease"; (ii) the assignment of the leases relat-ing to the
              -----------
soil injec-tion operations in Pryor, Oklahoma dated January 27, 1981, as amended, and May 1, 1983, as amended (collec-tively, the "Soil Injection
                                                                --------------
Leas-es"); and (iii) the modifi-cation of the Soil Injection Leases to provide
     --
the tenant with options to extend the terms thereof, and the purchase option outside exercise dates thereunder, for five (5) successive periods of ten (10) years each at the cur-rently existing rental without altering any other rights or obliga-tions of the tenant thereunder, such assign-ments to be to the Protein Subsidiary referenced in the following sen-tence (the con-sents re-ferred to in claus-es (i), (ii) and (iii) above, collec-tive-ly, the "Okla-homa Landlord Con-sents"). As soon as practicable and in any event
      -------------------------
prior to January 31, 1998, Ralston shall assign the Plant Lease and the Soil Injec-tion Leases and sublet the IRB Leases to a U.S. Pro-tein Sub-sid-iary in accor-dance with Section 2.4(d) hereof. Ralston covenants and agrees that notwith-standing Ralston's or the Oklahoma Ordinance Works Authority's reten-tion of owner-ship in the por-tion of the Projects ac-quired and/or con-structed in connec-tion with the Bond issues dated Novem-ber 1, 1977 in accor-dance with the terms hereof, the por-tions of the Pro-jects acquired and/or constructed in connec-tion with the Bond issues dated Septem-ber 1, 1996 and March 1, 1990 shall be trans-ferred to a U.S. Protein Subsid-iary in accordance with Section 2.4(d) hereof. Ralston covenants and agrees that any and all acts to be performed by Ralston under this Section and Section 6.15(a) hereof shall be at the sole cost and expense of Ralston, in-clud-ing, but not limited to, payment of any and all sums re-quired to acquire title to the Pro-jects including any in-creased or unforeseen costs that result from any acts or omissions occurring with re-spect to the Projects from and after the date hereof, and the payment of trans-fer Taxes and other costs and expenses relating thereto.

(f) Ralston shall, at the Initial Completion Date, assign, transfer and deliver to Du Pont (or such Protein Subsidiaries as Du Pont shall designate) the commod-ities purchase agreements listed in Section 2.4(f) of the Ralston Disclosure Schedule.
                    Closings          Closings          Closings
                    --------          --------          --------
ARTICLE  IIISection  .5                    Closings.
                                           --------

(a)              Domestic  Closings.
                 ------------------

(i) The Domestic Closings shall, sub-ject to the provi-sions of Arti-cle VII here-of, take place at 10:00 AM as soon as prac-ti-ca-ble, but in no event later than the second busi-ness day fol-lowing (A) satis-fac-tion of the condi-tion set forth in Section 7.1(c) hereof and (B) the satisfaction or waiver of the condi-tion set forth in Section 7.3(j) hereof, at rooms rented by Stockholder at the Hotel Du Pont in Wilmington, Dela-ware, unless anoth-er time, date or place is agreed to in writ-ing by the par-ties hereto. Notwithstanding anything herein to the contrary, the Domestic Closings shall, subject to the satisfaction or waiver of the conditions set forth in Section 7.1, 7.2 and 7.3 here-of, take place at 10:00 AM (Eastern Time) on December 3, 1997 or as soon thereafter as practicable.

(ii)       At the Domestic Closings and concur-rently with the Effective Time,
     (A) Du Pont shall deliver to Stockhold-er, certif-icates repre-sent-ing shares of Du Pont Common Stock issued pursuant to the Mergers regis-tered in the name of Stockholder broken down into certif-icates repre-senting such numbers of shares of Du Pont Common Stock as Stock-hold-er re-quests at least seven busi-ness days prior to the Initial Completion Date; (B) Stock-hold-er shall deliv-er to each of the U.S. Protein Subsid-iar-ies, cer-tifi-cates repre-sent-ing U.S. Protein Shares which shall there-up-on be can-celled and
(C) each of the U.S. Protein Subsidiaries shall deliv-er to Du Pont cer-tifi-cates, regis-tered in Du Pont's name, repre-senting shares of Sur-viv-ing Corpo-ra-tion Stock to be issued to Du Pont pursu-ant to Section
2.3  here-of.

(iii) All shares of Du Pont Common Stock issued upon the surren-der for exchange of the U.S. Pro-tein Shares in accordance with the terms of this Arti-cle II shall be deemed to have been made in full satis-faction of all rights per-taining to such U.S. Protein Shares. On and after the Effec-tive Time there shall be no further registration of transfers on the stock trans-fer books of any of the U.S. Protein Subsid-iaries of the U.S. Protein Shares which were out-stand-ing imme-di-ately prior to the Effective Time.

(iv) The Closings shall, upon their oc-cur-rence, be deemed to have been ef-fec-tive as of 12:01 AM (lo-cal time) on December 3, 1997, ex-cept for pur-poses  of  Section  3.1  and  Arti-cles  VIII  and  IX  here-of.

(b)              Foreign  Closings.
                 -----------------

(i) Each Foreign Closing shall, upon the terms and subject to the conditions set forth in this Agreement and the applicable Foreign Exchange Agree-ment, if any, take place at such place as shall be mutually agreed to by the parties hereto and at such time that is the later of (A) the Initial Completion Date and (B) the second business day following the satisfaction or waiver of the condi-tions set forth in Sections 7.4 and 7.5 hereof applicable to such Foreign Exchange or at such other time as the parties hereto may agree (each such date, a "For-eign Closing Date"). Not-with-stand-ing the terms of
                     ---------------------
this Agree-ment or of any such For-eign Exchange Agree-ment, Du Pont shall be under no obli-gation to pur-chase any of the For-eign Protein Shares and Ralston shall be under no obliga-tion to exchange any such Shares prior to the Initial Comple-tion Date. It is contemplated that the Foreign Closing relating to the PTIBV Exchange will occur on the Ini-tial Completion Date and that most of the other Foreign Closings will occur on the first business day following the Initial Completion Date.

(ii) At each Foreign Closing, Stockholder shall deliver to Du Pont the fol-low-ing:

                         (A)    A  stock  certificate  or stock cer-tifi-cates
representing the number of those Foreign Pro-tein Shares subject to such Foreign Closing that are owned by Stockholder as set forth in Section 4.2(a) of the Ralston Disclosure Schedule, with ap-pro-pri-ate stock powers duly en-dorsed in blank or accom-pa-nied by other duly exe-cuted in-stru-ments of transfer.

                         (B)   All other documents required to be delivered by
Stockholder on or prior to such For-eign Closing Date pursuant to this Agreement or the ap-plicable Foreign Exchange Agreement, if any, or otherwise required from Stockholder in con-nec-tion herewith and therewith.

(iii) At each Foreign Closing, Stock-holder shall cause the applicable Foreign Protein Subsidiary to deliver to Du Pont:

                         (A)   The resignations of the members of the board of
directors of such Foreign Pro-tein Sub-sidiary as Du Pont shall request prior to the applicable Foreign Closing Date.

                         (B)    The  stock books, stock ledgers, min-ute books
and corporate seal, if any, of such For-eign Protein Subsidiary; provided that
                                                                 -------- ----
any of the foregoing items shall be deemed to have been deliv-ered pursuant to this Section 2.5(b)(iii)(B) if such item has been delivered to or is otherwise located at such Foreign Protein Subsidiary, or any offices of such Foreign Protein Subsidiary.

(iv) At each Foreign Closing, Du Pont shall deliver to Stockholder shares of Du Pont Common Stock as indicated in Schedule 2.4 hereto.

ARTICLE  IIISection  .6          Allocation of Shares     Allocation of Shares
                                 --------------------     --------------------
     Allocation of Shares     Allocation of Shares.  The parties cove-nant and
     --------------------     --------------------
agree that the shares of Du Pont Common Stock to be received in the Mergers and Foreign Exchanges shall be allocated as provided in Schedules 2.2 and 2.4 hereto. The par-ties further covenant and agree that they shall use such alloca-tion for all finan-cial and Tax report-ing purpos-es.


ARTICLE  IV             CERTAIN ADDITIONAL TRANSACTIONS     CERTAIN ADDITIONAL
TRANSACTIONS          CERTAIN  ADDITIONAL  TRANSACTIONS
          CERTAIN  ADDITIONAL  TRANSACTIONS

ARTICLE  IVSection .1          Intercompany Accounts     Intercompany Accounts
                               ---------------------     ---------------------
     Intercompany  Accounts       Intercompany Accounts.  Prior to the Initial
     ----------------------       ---------------------
Completion Date, all intercompany re-ceiv-ables of Protein Technologies International Financial Ser-vic-es N.V. shall be repaid and the proceeds shall be dis-trib-ut-ed up to Ralston, except for such amounts as may be used to defease commercial paper obligations or repay Indebtedness or inter-company accounts payable of Pro-tein Inter-na-tional Manu-fac-turing Bel-gium, N.V. ("PTIM"). As of 11:59 PM on November 30, 1997, all inter-com-pany ac-count
  ----
bal-ances (in-clud-ing ac-counts pay-able and ac-counts receiv-able) then out-stand-ing between the Pro-tein Subsid-iary being acquired by Du Pont on such date (and such Protein Subsidiary's Subsid-iar-ies), on the one hand, and Ralston, Stock-holder or any of their re-spec-tive Subsid-iar-ies (other than such Protein Subsid-iary and its Sub-sid-iar-ies), on the other hand, shall be can-celled with-out pay-ment being made with re-spect there-to; provided that
                                                                 -------- ----
all intercompany accounts from 11:59 PM on November 30, 1997 until Closing shall be subject to and arise only pursu-ant to the provisions of Section 6.14(e), and pro-vid-ed, however, that $155 mil-lion of exist-ing
               ----------   -------
inter-compa-ny debt (constitut-ing all inter-company debt) owed to Ralston and its Sub-sid-iar-ies (other than Pro-tein Subsid-iar-ies) by PTI and Fiber Sales will be re-paid, prior to the Ini-tial Comple-tion Date, from the pro-ceeds of new exter-nal borrowings of the Protein Sub-sid-iaries (the terms of which shall pro-vide that such borrowings can be repaid in accor-dance with Sec-tion 4.18 hereof and shall other-wise be rea-son-ably ac-cept-able to Du
Pont). No ad-just-ment shall be made to any number of shares of Du Pont Common Stock to be deliv-ered pursuant to Section 2.4(a) hereof or any Merger Con-ver-sion Ratio as a result of any can-cel-la-tion pursuant to this Section 3.1.

ARTICLE  IVSection  .2                 Payment or Defeasance of Indebt-ed-ness
                                       ---------------------------------------
Payment  or  Defeasance  of  Indebt-ed-ness          Payment  or Defeasance of
    ---------------------------------------          -------------------------
Indebt-ed-ness          Payment or Defeasance of Indebt-ed-ness.  Prior to the
    ----------          ---------------------------------------
Initial Completion Date, Ralston shall, or shall cause, all out-stand-ing Indebtedness of all Foreign Protein Subsidiaries (includ-ing the commer-cial paper obliga-tions of PTIM) to be defeased or re-paid or, in the alterna-tive,
     Ralston shall cause PTIM to enter into an agreement with Banque Brussels Lambert (the "Banque Brussels Agree-ment") sub-stan-tially in the form
                ----------------------------
attached  as  Exhibit  C  hereto and shall cause to be depos-it-ed with Banque
Brussels the amount neces-sary to redeem or defease such debt in full. For pur-pos-es of this Agree-ment, the calcu-la-tion of the Net Debt Amount shall not include such Indebt-ed-ness that has been repaid or defeased nor shall the calcu-la-tion of the Net Debt Amount in-clude or take into account any amounts depos-it-ed for such defea-sance.

ARTICLE  IVSection  .3              Transfer of Certain Shares     Transfer of
                                    --------------------------     -----------
Certain  Shares     Transfer of Certain Shares     Transfer of Certain Shares.
     ----------     --------------------------     --------------------------
     Prior to the Initial Completion Date, Ralston shall purchase all of the issued and outstanding capital stock of each of the Trans-ferred Subsidiaries from the Subsid-iaries of Ralston that are the registered and beneficial owners of such capi-tal stock and shall cause such capital stock to be con-trib-ut-ed to Point-er, free and clear of all liens, claims, op-tions, charg-es, securi-ty interests, encumbranc-es and re-strictions of any kind. For all pur-poses of this Agreement other than this Article III, the Trans-ferred Subsidiaries and their respective Subsidiar-ies shall be deemed to be Subsidiar-ies of U.S. Protein Sub-sidiar-ies as of the date of this Agreement and there-af-ter.

ARTICLE  IVSection  .4               Certain Asset Transfers     Certain Asset
                                     -----------------------     -------------
Transfers          Certain  Asset  Transfers          Certain Asset Transfers.
      ---          -------------------------          -----------------------

(a) Ralston shall form two new Subsidiaries of Pointer (respectively, "PTI Argentina" and "PTI Brazil" and collec-tively, the "New Pointer
  -------------         -----------                              ------------
Subsidiaries")  which shall each ac-quire, as soon as prac-tica-ble follow-ing
  ----------
execution and deliv-ery of this Agree-ment, the assets primarily asso-ci-ated with or used in the Busi-ness (the "Assets") that are cur-rent-ly held by each
                                    ------
     of  RP  Argentina  and  RP  Bra-zil  (col-lec-tive-ly,  "Transferor
                                                              ----------
Subsid-iar-ies")  (such  acqui-si-tions,  col-lec-tive-ly,  the  "Asset
            --                                                    -----
Trans-fers"). If the closing of the Asset Transfers cannot be com-pleted by the Initial Comple-tion Date, the New Pointer Subsidiaries shall enter into agreements with RP Argentina and RP Brazil (in the form of Exhib-its A-3 and A-4 hereto) to ac-quire the Assets as soon as prac-ti-ca-ble there-af-ter, in accordance with the provisions of Section 3.5 here-of. Prior to the Initial Completion Date, Ralston shall cause to be contributed to PTI Argentina the sum of $872,000 and to PTI Brazil, or, in the alterna-tive, to Pointer, the sum of $2,800,000. If contributed to Pointer, Pointer shall, as soon as practicable following the Initial Completion Date, contribute such sum to PTI Brazil. PTI Argentina and PTI Brazil shall thereafter pay such amounts for the Assets in accordance with the terms of Exhibits A-3 and A-4. To the extent the amounts so con-trib-uted by Ralston are insufficient to pay for the Assets in accordance with the terms of Exhibits A-3 and A-4, Ralston shall pay, or cause to be paid, the amount of such deficien-cies to Pointer. The Trans-feror Sub-sid-iar-ies shall not be deemed to be Pro-tein Subsid-iar-ies for pur-poses of this Agreement, except for purposes of Article IV hereof, for which they shall be deemed to be Protein Subsidiaries. In the event that the Asset Trans-fers in fact occur, for all pur-poses of this Agree-ment other than this Article III, the New Pointer Sub-sidiar-ies shall be deemed to be U.S. Protein Subsid-iaries as of the date of this Agree-ment and there-after.

(b) The closing of each of the Asset Transfers shall take place as soon as practicable following the satis-faction or waiver of the following conditions by the party for whose benefit the condition exists; provided that
                                                                 -------- ----
the New Pointer Subsidiaries may not waive any such condi-tion without the prior written consent of Du Pont. The obli-gation of the respective Transferor Subsid-iar-ies and New Pointer Sub-sidiar-ies to effect such Asset Trans-fers shall be condi-tioned on the re-ceipt of such licenses, permits, con-sents, ap-prov-als, autho-ri-zations, qualifica-tions and orders of Govern-mental Entities and other third parties as are necessary in connection with the Asset Transfers, except where the failure to obtain such li-censes, permits, con-sents, ap-prov-als, authorizations, quali-fica-tions and orders would not, individually or in the aggre-gate with all other failures, reasonably be expected to have a Mate-rial Ad-verse Effect (as defined in
Section 4.1(b) hereof) on the Busi-ness conducted by RP Argentina and RP Brazil, as the case may be.
ARTICLE  IVSection  .5             Beneficial Ownership of the Foreign Protein
                                   -------------------------------------------
Subsidiaries  following the Initial Com-pletion Date.     Beneficial Ownership
    ------------------------------------------------      --------------------
of  the  Foreign  Protein Subsidiaries following the Initial Com-pletion Date.
-----------------------------------------------------------------------------
     Beneficial  Ownership  of  the Foreign Protein Subsidiaries following the
     -------------------------------------------------------------------------
Initial  Com-pletion  Date.        Beneficial Ownership of the Foreign Protein
  ------------------------         -------------------------------------------
Subsidiaries  following  the  Initial  Com-pletion  Date.
  ------------------------------------------------------

(a) Subject to Section 2.5(a)(iv) hereof, at the Ini-tial Com-ple-tion Date, the entire econom-ic benefi-cial inter-est in and to, and the risk of loss with re-spect to, the Assets and the Foreign Protein Subsid-iaries shall (re-gard-less of when legal title there-to is trans-ferred, in the case of the
     Assets, to one of the New Pointer Sub-sid-iar-ies or, in the case of a Foreign Protein Subsid-iary, to Du Pont) pass to PTI Argenti-na, PTI Brazil or Du Pont, as the case may be; provided that proper recordings shall be made to
                              -------- ----
evidence such beneficial owner-ship and risk of loss with the appropriate Governmental Entities, as required by applica-ble law. From and after the Ini-tial Com-ple-tion Date, Ralston shall cause such Assets and Foreign Protein Subsid-iaries to be man-aged at Du Pont's direc-tion pursu-ant to an Operating Agree-ment (as defined in Section 6.12 hereof) until such Assets and For-eign Pro-tein Sub-sid-iaries are actu-ally legally trans-ferred and con-veyed or if not so trans-ferred or con-veyed, until the Final Termi-nation Date (as defined in Section 8.1(b) here-of). Without limit-ing the foregoing, all reve-nues, earn-ings and cash flows associat-ed with the Assets or of such Foreign Protein Sub-sidiaries fol-lowing 12:01 AM (local time) on December 3, 1997 shall, subject to Section 2.5(a)(iv) hereof, be for the ac-count of Du Pont but shall be re-tained by the respec-tive Foreign Protein Subsid-iaries (or, in the case of Argen-tina and Brazil, by RP Argentina and RP Brazil) until the re-spec-tive For-eign Closings are con-sum-mat-ed and, in the case of the Assets until the closing of the Asset Transfers. Fol-lowing the Ini-tial Com-ple-tion Date, nei-ther Ralston nor any of its Subsid-iaries shall be re-quired to lend, advance, contrib-ute or use any of its own funds in connec-tion with the opera-tions of such Foreign Protein Subsidiar-ies.

(b) In the event that any Foreign Exchange-- does not occur on the Initial Completion Date, Ralston shall use its reasonable best efforts to take such action as Du Pont shall rea-son-ably re-quest, in order to mini-mize Du Pont's admin-is-tra-tive burden with re-spect to the Foreign Protein Sub-sid-iaries relat-ing to such delayed Foreign Exchanges including with respect to Du Pont's inter-nal finan-cial reporting proce-dures so that Du Pont may in-clude such For-eign Protein Sub-sidiaries enti-ties in their financial re-port-ing.

ARTICLE  IVSection  .6               PTIFS Liquidation.  Prior to the Ini-tial
                                     -----------------
Completion Date, Ralston shall, at its sole expense, cause Pro-tein Tech-nol-o-gies Inter-na-tion-al Finan-cial Servic-es, N.V. Belgium ("PTIFS")
                                                                       -----
to liqui-date and distrib-ute all of its assets and lia-bili-ties to PTIM (the
     "PTIFS  Liqui-da-tion").
      --------------------

ARTICLE IVSection .7          Net Debt Amount     Net Debt Amount     Net Debt
                              ---------------     ---------------     --------
     Amount        Net Debt Amount.  Except as set forth in Section 3.7 of the
     ------        ---------------
Ralston Disclosure Schedule, the Net Debt Amount of each Protein Subsidiary shall be equal to zero on the Initial Completion Date. Ralston shall indemni-fy Du Pont on a dollar-for-dollar basis to the extent the Net Debt Amount of any Protein Subsidiary is greater than as set forth pursuant to the foregoing.


ARTICLE  V          REPRESENTATIONS AND WARRANTIES OF RALSTON AND STOCK-HOLDER

               Ralston and Stockholder, jointly and sever-al-ly, repre-sent and war-rant to Du Pont and each of the Du Pont Merger Subsidiaries, except that no representation and warran-ty is made with respect to (a) the assets, liabilities and operations of Qualcepts Nutrients, Inc. except as set forth in the letter agreement, dated October 21, 1997, between Du Pont and Ralston (the "Qualcepts Letter"), (b) the as-sets, lia-bil-i-ties and opera-tions of the
 -----------------
industrial polymer busi-ness of Archer Daniels Midland Company ("ADM") that is
 -                                                               ---
subject to that certain Purchase Agreement, dated September 26, 1997, be-tween PTI and ADM and (c) the Tech-nol-o-gy li-cense grant-ed by Novogen Limited, as fol-lows:

ARTICLE  VSection  .1           Organization     Organization     Organization
                                ------------     ------------     ------------
     Organization.
     ------------

(a) Each of the U.S. Protein Subsidiaries and the Foreign Protein Subsidiaries is a corpo-ra-tion duly orga-nized, validly exist-ing and in good stand-ing under the laws of the jurisdic-tion of its incor-pora-tion or organi-zation and has all requi-site corporate power and authori-ty and all necessary govern-men-tal ap-provals to own, lease and oper-ate its proper-ties and to carry on its business as now being conducted. The U.S. Protein
Sub-sidiaries and the Foreign Protein Subsidiaries are duly quali-fied or li-censed to do business and, for juris-dic-tions recog-niz-ing such concept, in good stand-ing, in each juris-dic-tion in which the prop-erty owned, leased or operated by it or the nature of the busi-ness conducted by it makes such quali-fication or licens-ing necessary, except where the failure to be so duly quali-fied or licensed and in good standing would not in the aggregate have a Material Adverse Effect on the Business, taken as a whole. Stock-holder has deliv-ered to Du Pont, prior to the execu-tion of this Agree-ment, a com-plete and cor-rect copy of the cer-tificate of incor-pora-tion and by-laws, each as amend-ed to date, of each of the U.S. Protein Subsid-iaries and the Foreign Protein Subsid-iar-ies. Such orga-ni-za-tion-al docu-ments are in full force and effect and no U.S. Protein Subsidiary or Foreign Protein Subsidiary is in viola-tion of any provi-sion of such orga-ni-za-tional docu-ments.

(b) As used in this Agree-ment, any refer-ence to any event, change or effect having a "Mate-rial Adverse Effect" on or with respect to any entity
                    ------------------------
(or group of enti-ties, taken as a whole) or to the "Business," taken as a whole, means such event, change or effect (i) is mate-ri-ally adverse to the condi-tion (finan-cial or other-wise), as-sets, busi-ness-es or re-sults of opera-tions of such entity (or, if used with respect thereto, of such group of entities, taken as a whole) or of the Busi-ness, taken as a whole, as the case may be, or (ii) will mate-ri-ally impair the abili-ty of such entity or group of entities, taken as a whole (or, in the case of the Busi-ness, the ability of the Protein Subsid-iaries, taken as a whole) to per-form its or their obli-ga-tions here-un-der or con-sum-mate the transac-tions contem-plated hereby. "Mate-rial Adverse Effect" when used with refer-ence to
                        ------------------------
the Business, taken as a whole, shall include an event, change or effect which materially im-pairs the ability of Ralston or Stock-holder to perform their re-spective obli-gations hereunder or consummate the trans-ac-tions con-templat-ed hereby.

(c) Each of Ralston and Stockholder is a duly orga-nized, valid-ly existing corporation and in good stand-ing, under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authori-ty and all neces-sary governmental approvals to own, lease and oper-ate its properties and to carry on its business as now being conducted by it.

(d) Sec-tion 4.1(d) of the disclo-sure sched-ule of Ralston deliv-ered concur-rently with the execu-tion and deliv-ery by the parties hereto of this Agreement (the "Ral-st-on Dis-clo-sure Sched-ule") sets forth a
                               --------------------------------
     com-plete list and owner-ship chart of Stockholder and its Subsidiaries and any other direct or indirect Subsidiaries of Ralston engaged in the
Business in-clud-ing (x) the juris-dic-tion of incor-po-ra-tion or orga-ni-zation of such Subsid-iary and (y) the percentage of the capi-tal stock or other owner-ship inter-est of such Sub-sid-iary. Except for (i) marketable securities having an aggre-gate cost and fair market value on the date hereof of less than $1 million each, (ii) a 25% interest (the "Fuji
                                                                          ----
Shares")  in  Fuji-Purina  Protein Ltd. (the "Fuji Joint Ven-ture"), and (iii)
     -                                        -------------------
3.5% inter-est in Jilin Fuji Pro-tein Compa-ny, Ltd. nei-ther Stock-holder nor any of the Pro-tein Subsid-iaries owns any equity inter-est in any corpo-ra-tion or other entity other than its Subsid-iar-ies.

ARTICLE  VSection .2          Capitalization; Subsidiaries; Fuji Joint Venture
                              ------------------------------------------------
     Capitalization;  Subsidiaries;  Fuji  Joint  Venture      Capitalization;
     ----------------------------------------------------      ---------------
Subsidiaries;  Fuji Joint Venture     Capitalization; Subsidiaries; Fuji Joint
    -----------------------------     ----------------------------------------
Venture.
-------

(a) The autho-rized capital stock, and the number of shares that are issued and outstanding, of each of the Protein Subsidiaries is set forth in
Section 4.2(a) of the Ralston Disclosure Schedule. Shares that are issued and held in the trea-sury of any of the Pro-tein Subsidiaries are set forth in Section 4.2(a) of the Ralston Disclosure Sched-ule. All the issued and out-stand-ing shares of capital stock of each Protein Subsid-iary are duly autho-rized, validly is-sued, fully paid and nonas-sess-able and were not issued in violation of statu-to-ry or contrac-tual preemp-tive or similar rights.

(b) There are no bonds, deben-tures, notes or other In-debt-ed-ness having general voting rights (or con-vertible into securi-ties having such rights) ("Voting Debt") of any Protein Subsidiary issued and out-stand-ing.
           ------------
Except as set forth above, (i) there are no shares of capital stock or other voting securities of any Protein Subsidiary autho-rized, issued or out-stand-ing, (ii) there are no exist-ing op-tions, war-rants, calls, preemp-tive rights, sub-scrip-tions or other rights, agree-ments, ar-range-ments or com-mitments of any character, relat-ing to the issued or unissued capital stock of any Pro-tein Subsidiary, obligat-ing any Protein Sub-sid-iary, Ralston or any Subsidiary of Ralston to issue, trans-fer or sell or cause to be is-sued, trans-ferred or sold any shares of capital stock or Voting Debt of, or other equity interest in, any Protein Subsid-iary or securities convert-ible into or ex-change-able for such shares or equity inter-ests, or obli-ga-ting any Pro-tein Sub-sidiary to grant, extend or enter into any such op-tion, warrant, call, subscrip-tion or other right, agree-ment, ar-rangement or commit-ment and (iii) except as set forth in
Section 4.2(b) of the Ralston Disclosure Schedule, none of the Pro-tein Sub-sid-iar-ies has agreed to or is obli-gated to pro-vide funds to, or make any in-vestment (in the form of a loan, capital contri-bu-tion or other-wise) in, any other Pro-tein Sub-sidiary or any other enti-ty.

(c) Except as set forth in Section 4.2(c) of the Ralston Disclosure Schedule, all of the out-stand-ing shares of capi-tal stock of each of the Protein Sub-sidiar-ies (i) except for the out-stand-ing shares of capital stock of the Trans-ferred Subsid-iar-ies, are, and (ii) as of the Ini-tial Com-ple-tion Date will be, owned of record and bene-ficial-ly by Stock-hold-er, directly or indi-rect-ly, and all such Shares have been validly issued and are fully paid and nonas-sess-able and are owned by either Stock-hold-er or one of the Protein Subsid-iar-ies free and clear of all Liens (as defined below), preemptive rights and similar rights and claims of third parties. As used in this Agree-ment, "Lien" means, with re-spect to any
                                             ----
asset, any lia-bility (wheth-er ac-crued, abso-lute, con-tin-gent or other-wise, includ-ing, without limi-ta-tion, and spe-cial Tax as-sess-ments), mort-gage, deed to secure debt, lien, pledge, charge, claim, secu-rity inter-est or encum-brance of any kind in re-spect of such asset. Ralston owns beneficially and of record, free and clear of all Liens, preemp-tive rights and simi-lar rights and claims of third par-ties, all of the issued and out-stand-ing shares of capital stock of Stockholder. At the Closings, except as noted in Section 4.2(c) of the Ralston Disclosure Schedule, Du Pont will re-ceive valid title to all of the issued and out-standing shares of capital stock of each of the Pro-tein Sub-sidiar-ies, free and clear of all Liens, pre-emp-tive rights and simi-lar rights and claims of third par-ties.

(d) All of the Fuji Shares are owned of record and beneficially, free and clear of all Liens, preemptive rights and similar rights and claims by third parties, by Ralston or a wholly owned Sub-sid-iary of Ralston and as of the Initial Completion Date will be owned of record and beneficially, free and clear of all Liens, preemptive rights and similar rights and claims of third parties, by PTI and all such shares have been validly issued and are fully paid and nonassessable. Neither the execution and delivery and performance of this Agreement nor any transfers of the Fuji Shares to PTI (to the extent not currently owned by it) will result in a viola-tion or breach of, or con-sti-tute (with or without due notice or lapse of time or both) a default (or give rise to any right of termina-tion, amendment or can-cella-tion) under, any of the terms, condi-tions or provi-sions of any of the agreements relating to the Fuji Joint Venture.

(e) There are no voting trusts or other agree-ments or understandings to which any of the Protein Subsid-iaries is a party with respect to the voting  of  the  capital  stock  of  any  of  the  Protein  Subsidiaries.

(f) None of the Protein Subsidiaries is re-quired to redeem, repur-chase or other-wise ac-quire shares of capital stock of any Protein Subsidiary, including as a result of the con-summation of the trans-ac-tions con-templat-ed by this Agree-ment or by the Foreign Exchange Agreements, if any.

ARTICLE  VSection .3          Authorization; Binding Effect     Authorization;
                              -----------------------------     --------------
Binding  Effect       Authorization; Binding Effect     Authorization; Binding
---------------       -----------------------------     ----------------------
Effect.    Each of Ralston, Stockholder and the U.S. Protein Subsid-iaries has
------
the requi-site corpo-rate power and au-thor-ity to exe-cute and deliv-er this Agreement and to perform its re-spective obli-gations hereun-der. The execu-tion and deliv-ery of this Agree-ment and the perfor-mance of its respective obliga-tions hereun-der have been duly and valid-ly autho-rized by the Board of Direc-tors of each of Ralston, Stock-holder and the U.S. Protein Subsidiaries; the Board of Direc-tors of each U.S Protein Subsidiary has recommended to Stockholder as the owner of the outstand-ing shares of such U.S. Protein Subsidiary that it adopt this Agree-ment in accordance with the DGCL; the Board of Directors of Stockholder has autho-rized it to adopt this Agreement in its capacity as the sole stockholder of each of the U.S. Protein Subsidiaries of which it is the sole stock-holder in accordance with the DGCL;
     and concur-rently with the execution here-of, Stockhold-er is adopting this Agreement as the sole stock-holder of such U.S. Protein Subsidiary in accor-dance with the DGCL. No other pro-ceed-ings on the part of Ralston, any Subsidiary of Ralston or any Protein Sub-sid-iary are neces-sary to autho-rize
the  execu-tion,  deliv-ery  and  per-formance  of  this  Agree-ment.    This
Agree-ment has been duly exe-cuted and deliv-ered by Ralston, Stock-holder and each of the U.S. Protein Subsid-iaries and consti-tutes, assum-ing due and valid autho-ri-za-tion, execu-tion and delivery of this Agreement by Du Pont and each of the Du Pont Merger Subsidiaries, a valid and bind-ing obli-ga-tion of each of Ralston, Stock-hold-er and the U.S. Protein Subsidiaries, en-force-able against each of them in accor-dance with its terms.

ARTICLE  VSection  .4                   Consents and Approvals; No Viola-tions
                                        --------------------------------------
Consents  and  Approvals;  No  Viola-tions          Consents and Approvals; No
      ------------------------------------          --------------------------
Viola-tions          Consents  and  Approvals;  No Viola-tions.  Except (a) as
      -----          -----------------------------------------
disclosed  in  Section  4.4  of  the  Ralston Disclosure Schedule, (b) for the
      -
requisite fil-ings under the DGCL, (c) for the requisite filings and wait-ing peri-ods under the Hart-Scott-Rodino Anti-trust Im-prove-ments Act of 1976, as amended  (the  "HSR Act") and (d) in the case of the Registra-tion Rights
                     -------
Agree-ment (as defined in Section 6.12 hereof), for the fil-ings, per-mits, autho-ri-za-tions, con-sents and ap-prov-als as may be required under, and other appli-cable re-quire-ments of, the Secu-rities Act of 1933 and the rules and regulations thereunder (the "Secu-ri-ties Act") and state secu-ri-ties or
                                  ----------------
blue sky laws, nei-ther the execu-tion and deliv-ery of this Agree-ment nor the perfor-mance by any of Ralston, Stock-holder or the U.S. Protein Subsidiaries of their respec-tive obli-ga-tions hereunder nor com-pli-ance by any of Ralston, Stock-holder or the U.S. Protein Subsidiaries with any of the provi-sions hereof will (i) con-flict with or result in any breach of any provi-sion of the corporate documents including the certif-i-cate of incor-po-ra-tion or the by-laws of Ralston, Stock-hold-er or any of the Protein Sub-sid-iaries, (ii) re-quire any filing with, or per-mit, autho-ri-za-tion, con-sent or approv-al of, any government or any agen-cy, court, tribu-nal, commis-sion, board, bureau, depart-ment, polit-i-cal subdivi-sion, or other instrumen-tal-ity of any govern-ment (includ-ing any regulatory or admin-istrative agen-cy), whether federal, state, multinational (including, but not limited to, the European Community), pro-vincial, munici-pal or local, domes-tic or for-eign (each, a "Gov-ern-men-tal Enti-ty")
                                                     -----------------------
(other than such of the foregoing as are required because of the legal or regulato-ry status of Du Pont or any Sub-sid-iary thereof or any facts pertaining to such Per-sons), (iii) result in a viola-tion or breach of, or con-sti-tute (with or without due notice or lapse of time or both) a default (or give rise to any right of termina-tion, amend-ment, cancella-tion or accel-er-ation) under, any of the terms, condi-tions or provi-sions of any note, bond, mort-gage, inden-ture, lease, license, con-tract, agree-ment, commit-ment, understanding or other in-strument or obliga-tion to which any Pro-tein Subsid-iary is a party or by which any of them or any of their re-spec-tive prop-erties, assets or rights may be bound (col-lec-tively, the "Protein Subsidiary Con-tracts"), including Li-cense Agree-ments (as defined
 -------------------------------
in Section 4.11(a) hereof) or (iv) vio-late any order, writ, in-junc-tion, judg-ment, de-cree, set-tle-ment, law, ordi-nance, stat-ute, rule, regu-la-tion or other gov-ern-men-tal approv-al or autho-riza-tion (feder-al, state, local or foreign) appli-ca-ble to Ralston, Stock-holder or any Protein Sub-sid-iary or any of their re-spec-tive prop-er-ties, as-sets or rights (col-lective-ly, "Appli-cable Laws"), ex-clud-ing from the fore-go-ing
                   -----------------
claus-es (ii), (iii) and, inso-far as laws, stat-utes, rules and regu-la-tions are con-cerned, (iv) such viola-tions, breach-es or de-faults (other than with re-spect to License Agree-ments) which would not, indi-vidu-ally or in the aggre-gate, have a Material Adverse Effect on the Business, taken as a whole.

ARTICLE  VSection  .5            SEC Reports and Financial State-ments     SEC
                                 -------------------------------------     ---
Reports  and  Financial  State-ments     SEC Reports and Financial State-ments
   ---------------------------------     -------------------------------------
     SEC  Reports  and  Financial  State-ments.
     -----------------------------------------

(a) As of their re-spec-tive dates or, if amend-ed, as of the date of the last such amend-ment, none of the forms, reports, schedules, statements and other documents re-quired to be filed by Ralston since September 30, 1995 under the Securi-ties Exchange Act of 1934, as amend-ed and the rules and regu-lations thereunder (the "Ex-change Act") or the Secu-ri-ties Act
                                 --------------
(excluding, howev-er, any finan-cial state-ments or schedules includ-ed there-in) con-tained any untrue state-ment of a material fact relat-ing to the
     Business or omit-ted to state a mate-ri-al fact relating to the Business re-quired to be stated there-in or neces-sary in order to make the state-ments therein, in light of the circum-stanc-es under which they were made, not mis-leading. None of the Protein Subsid-iaries is re-quired to file any forms, re-ports or other docu-ments with the Securities and Exchange
Commission  (the  "SEC").    None of the Pro-tein Sub-sid-iar-ies has any debt
                   ---
that, immediate-ly after giving effect to the trans-actions contem-plated hereby, would require it to file any forms, reports or other documents with the SEC.

(b) Ralston has delivered to Du Pont the unaudit-ed balance sheets (including the notes thereto) of the Busi-ness as of Sep-tem-ber 30, 1994 to 1996, and as of July 31, 1997 (the "Balance Sheets") and unaudited income
                                         --------------
state-ments (in-cluding the notes there-to) for the Busi-ness for the years ended Sep-tember 30, 1994 to 1996, and for the ten-month period ended July 31,
     1997  (the  "In-come  State-ments"),  copies  of  which  are set forth in
                  --------------------
Sec-tion 4.5 of the Ralston Dis-clo-sure Sched-ule. The Bal-ance Sheets and Income State-ments (col-lec-tive-ly, the "Fi-nan-cial State-ments") have been
                                           -----------------------
derived from the books and records of the Business, and except as set forth in Sec-tion 4.5 of the Ralston Dis-closure Sched-ule, were pre-pared in accor-dance with gener-ally accept-ed account-ing princi-ples ("GAAP") on a
                                                                   ----
consis-tent basis, and present fully and fairly the financial posi-tion and re-sults of opera-tions of the Busi-ness at the dates and for the periods indicat-ed. In addition, Ralston has delivered to Du Pont operating cash flow schedules relating to the Income State-ments and prepared from the Balance Sheets and Income State-ments. Such schedules are also set forth in Section
4.5 of the Ralston Disclosure Schedule and include depreciation and capital expenditure amounts determined in accordance with GAAP.

ARTICLE VSection .6          Absence of Certain Changes     Absence of Certain
                             --------------------------     ------------------
     Changes        Absence of Certain Changes     Absence of Certain Changes.
     -------        --------------------------     --------------------------
Except as disclosed in Sec-tion 4.6 of the Ralston Disclo-sure Sched-ule, since July 31, 1997, (i) the Protein Sub-sid-iaries have con-duct-ed their respec-tive busi-nesses only in the ordi-nary course of business con-sistent with past prac-tice, (ii) there has not occurred any event having, and there has not been a, Mate-ri-al Ad-verse Effect with respect to the Busi-ness, taken as a whole, and there have not oc-curred any events or chang-es (in-cluding the incurrence of any lia-bili-ties of any nature, whether or not accrued or con-tin-gent) in or to the Busi-ness which could rea-son-ably be expected to have, indi-vid-ually or in the aggre-gate, a Mate-ri-al Ad-verse Effect on the Busi-ness, taken as a whole, and (iii) except as de-scribed in
Section 3.1 or 6.14(c) here-of, none of the Pro-tein Sub-sid-iaries has taken any of the ac-tions set forth in Sec-tion 6.1 hereof.

ARTICLE  VSection  .7            No Undisclosed Liabilities     No Undisclosed
                                 --------------------------     --------------
Liabilities         No Undisclosed Liabilities     No Undisclosed Liabilities.
   --------         --------------------------     --------------------------
Except as reflected on the Balance Sheet dated as of July 31, 1997 or as disclosed in Sec-tion 4.7 of the Ralst-on Dis-clo-sure Sched-ule, at July 31, 1997, none of the Protein Subsid-iaries had incurred any lia-bil-i-ties or obli-ga-tions (whether di-rect, indirect, ac-crued, con-tin-gent or absolute, and whether due or to become due, nor, to the knowledge of Ralston, have any facts arisen or oc-curred which could reason-ably form a basis there-for), and since such date, none of the Protein Sub-sidiar-ies has incurred any such liabil-ities or obliga-tions, except for such as are in-curred in the ordinary course of business consis-tent with past practice and which could not reason-ably be expected to have, individu-ally or in the aggre-gate, a Material Adverse Effect on the Business, taken as a whole.

ARTICLE  VSection  .8                 Litigation     Litigation     Litigation
                                      ----------     ----------     ----------
Litigation.    Section 4.8 of the Ralst-on Dis-closure Schedule sets forth all
    ------
(i)  pending suits, ac-tions and pro-ceed-ings ("Proceedings") and (ii) to the
                                                 -----------
knowl-edge of Ralston, all threatened suits, actions, investiga-tions or reviews against any of the Pro-tein Sub-sid-iar-ies. Except as set forth in
Section 4.8 of the Ralston Dis-clo-sure Sched-ule, there are no pend-ing or, to the knowl-edge- of Ralston, threat-ened Pro-ceed-ings or pending or threatened investigations or reviews, against any of the Pro-tein Sub-sid-iar-ies or any of their re-spec-tive prop-er-ties, assets or rights, or any of their offi-cers or direc-tors in their capacity as such, or against Ralston or Stockholder in their capacity as direct or indirect owners of the capi-tal stock of any of the Pro-tein Subsid-iar-ies, which, indi-vid-u-al-ly or in the aggre-gate, is rea-son-ably likely to have a Mate-ri-al Ad-verse Effect on the Business, taken as a whole. Except as dis-closed in Section 4.8 of the Ralst-on Dis-clo-sure Sched-ule, none of the Protein Subsidiaries is sub-ject to any out-standing order, writ, in-junc-tion, settle-ment or decree which in any respect re-stricts or limits any activi-ties of any of the Protein Subsid-iaries or is otherwise mate-rial to any such entity. Ralston has pro-vided to Du Pont true, com-plete and cor-rect copies of all com-plaints, mo-tions, re-spons-es and other docu-men-ta-tion and corre-spon-dence relat-ing to any pending Proceed-ing.

ARTICLE  VSection  .9              Employee  Benefit  Plans.  Employee Benefit
                                   ------------------------   ----------------
Plans.Employee  Benefit  Plans.Employee  Benefit  Plans.
           ------------------- ------------------------

(a)              (i) Domestic Benefit Plans.  Section 4.9(a)(i) of the Ralston
                     ----------------------
Disclo-sure Sched-ule con-tains a true and complete list of each de-ferred compensation and each incen-tive com-pensa-tion, stock purchase, stock option and other equity compensa-tion plan, program, agree-ment or ar-range-ment; each sever-ance or termination pay, medical, surgical, hospi-tal-iza-tion, life insurance and other "wel-fare" plan, fund or pro-gram (within the meaning of section 3(1) of the Em-ployee Retire-ment Income Security Act of 1974, as amended ("ERISA")); each profit-sharing, stock bonus or other "pen-sion"
               -----
plan, fund or program (within the meaning of section 3(2) of ERISA); and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, main-tained or contributed to or required to be contrib-uted to by any U.S. Protein Subsid-iary or by any trade or business, whether or not incorpo-rated (an "ERISA Affil-iate"), that together with any
                                    ----------------
one or more U.S. Protein Subsidiaries would be deemed a "single employer" within the meaning of sec-tion 4001(b) of ERISA, or to which any U.S. Protein Subsidiary or an ERISA Affiliate is a party, whether written or oral, for the benefit of any employee or former employee of any U.S. Protein Subsid-iary (collec-tively, the "Domestic Benefit Plans"). Each of the Domestic Benefit
                       ----------------------
Plans that is subject to section 302 of Title IV of ERISA or section 412 of the Code is hereinafter referred to in this Sec-tion 4.9 as a "Title IV Plan".
                                                               -------------
Except as disclosed in Section 4.9(a)(i) of the Ralston Disclosure Sched-ule, none of the U.S. Protein Subsidiaries or any ERISA Affil-iate has any commitment or formal plan, whether legally bind-ing or not, to create any addi-tional Domestic Benefit Plan or modify or change any exist-ing Domes-tic Benefit Plan that would affect any employee or former employee of any U.S. Protein Subsidiary.

(i)                  Foreign Benefit Plans.  Section 4.9(a)(ii) of the Ralston
                     ---------------------
Dis-clo-sure Schedule con-tains, to the knowl-edge of Ralston, a true and complete list of each deferred compensa-tion and each incentive com-pensa-tion, plan, program, agree-ment or arrangement; each severance or termi-na-tion pay, medical, surgical, hospitaliza-tion, life insur-ance disabili-ty and accident plan, fund or program; each pension and profit-sharing plan, fund or program; each employment, termina-tion or sever-ance agreement; and each other employee benefit plan, fund, program, agree-ment or arrangement, in each case, that is sponsored, maintained or contrib-uted to or required to be contrib-uted to by any Foreign Pro-tein
Subsidiary  or  by  any  trade  or  busi-ness, or to which any Foreign Protein
Subsidiary is a party, whether writ-ten or oral, for the benefit of any employee or former employees of any Foreign Protein subsidiary
(collec-tive-ly,  the  "Foreign  Benefit  Plans").    Except  as dis-closed in
                        -----------------------
Section 4.9(a)(ii) of the Ralston Disclosure Schedule, to the knowl-edge of Ralston, none of the Foreign Pro-tein Subsid-iaries has any commitment or formal plan, whether legally binding or not, to create any addi-tional For-eign Benefit Plan or modify or change any exist-ing Foreign Benefit Plan that would affect any employee or former employee of any Foreign Protein Subsidiary.

(b) With respect to each Domestic Benefit Plan, Ralston or a Subsidiary of Ralston has prior to the Initial Completion Date delivered to Du
     Pont true and complete copies of the Domestic Benefit Plan, includ-ing any amend-ments thereto (or if the Domestic Benefit Plan is not a written Domestic Benefit Plan, a descrip-tion thereof), any related trust or other funding vehi-cle, the most recent reports or summaries required under ERISA or the Code, if any, and the most recent determina-tion letter received from the IRS with respect to each Domes-tic Benefit Plan in-tended to qualify under section 401 of the Code. With respect to each Foreign Benefit Plan set forth in Sec-tion 4.9(a)(ii) of the Ralston Disclosure Schedule, Ralston or a Sub-sidiary of Ralston, has prior to the applicable Foreign Closing Date deliv-ered to Du Pont true and complete copies of such For-eign Benefit Plan and any amendments thereto (or if the For-eign Bene-fit Plan is not a written Foreign Benefit Plan, a de-scription there-of), any related trust or other fund-ing vehicle and the most recent reports or summaries required under local law.

(c) No liability under Title IV or section 302 of ERISA has been incurred by any U.S. Protein Subsidiary or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to any U.S. Protein Subsidiary or any ERISA Affili-ate of incurring any such liability, other than liability for premiums due the Pension Benefit Guaranty Corporation ("PBGC") (which premiums have been paid when due). Insofar as the
              ----
     represen-tation made in this Section 4.9(c) applies to sections 4064, 4069 or 4204 of Title IV of ERISA, it is made with respect to any employee benefit plan, program, agreement or arrange-ment subject to Title IV of ERISA to which any U.S. Protein Subsidiary or any ERISA Affiliate made, or was required to make, contribu-tions during the five (5)-year period ending on the last day of the most recent plan year ended prior to the Initial Completion Date.

(d) The PBGC has not instituted proceedings to terminate any Title IV Plan and to the knowledge of Ralston, no condition exists that presents a material  risk  that  such  proceedings  will  be  instituted.

(e)          No Title IV Plan is a "multiemployer pension plan," as defined in section  3(37)  of  ERISA,  nor  is any Title IV Plan a plan described in section 4063(a) of ERISA. None of the U.S. Protein Subsidiaries or any ERISA Affiliate has made or suffered a "complete with-drawal" or a "partial withdrawal", as such terms are respectively defined in sections 4203 and 4205 of ERISA (or any liability resulting therefrom has been satisfied in full).

(f) To the knowledge of Ralston, none of the U.S. Protein Subsidiaries, any Benefit Plan, any trust created thereunder, or any administrator thereof has engaged in a transaction in connection with which any U.S. Protein Sub-sidiary, any Domestic Benefit Plan, any such trust, or administrator thereof, or any party deal-ing with any Domes-tic Benefit Plan or any such trust could be subject to either a civil penalty assessed pursuant to section 409 or 502(i) of ERISA or a Tax imposed pursuant to sec-tion 4975 or 4976 of the Code.

(g) Each Domestic Benefit Plan has been oper-ated and administered in all material respect in accor-dance with its terms and applicable law, including but not limited to ERISA and the Code. To the knowledge of Ralston, each Foreign Benefit Plan has been operated and administered in all material respects in accordance with its terms and applicable local law.

(h) Each Domestic Benefit Plan intended to be "qual-i-fied" within the meaning of section 401(a) of the Code is so qualified and the trusts maintained thereunder are exempt from taxation under section 501(a) of the Code. Each Domestic Benefit Plan intended to satisfy the re-quirements of section  501(c)(9)  of  the  Code  has  satis-fied  such  require-ments.

(i) Except as set forth in Section 4.9(i) of the Ralston Disclosure Schedule, no Domestic Benefit Plan pro-vides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of any U.S. Protein Subsidiary for periods extend-ing beyond their retirement or other termi-nation of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any "pension plan", or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

(j) Except as disclosed in Section 4.9(j) of the Ralston Disclosure Schedule, the consummation of the trans-actions contemplated by this Agreement will not (i) entitle any current employee of any Domestic Protein Subsidiary, and to the knowledge of Ralston, entitle any current or former employee or officer of any Foreign Protein Subsidiary, to severance pay, unemployment com-pensation or any other pay-ment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compen-sation due any such current employee of any Domestic Protein Subsidiary or, to the knowledge of Ralston, any current or former employee or officer of any Foreign Protein Subsidiary.

(k) Except as disclosed in Section 4.9(k) of the Ralston Disclosure Schedule, there are no pend-ing, or, to Ralston's knowledge, threatened or anticipat-ed claims against any Domestic Benefit Plan, or, to the knowledge of
     Ralston, pending or threatened against any Foreign Benefit Plan, by any employee or former employee of any Protein Subsidiary covered under any such Domestic or Foreign Bene-fit Plan, or otherwise involving any such Domestic or For-eign Benefit Plan (other than routine claims for benefits).

(l) To the knowledge of Ralston, all Foreign Bene-fit Plans that are subject to the laws of any juris-dic-tion outside the United States are in material compli-ance with such applicable laws, including relevant Tax laws, and the requirements of any trust deed under which they are established. To the knowledge of Ralston, all re-quired contributions payable to such Foreign Benefit Plans have been made, and all such Foreign Benefit Plans are in materi-al compliance with any applicable funding require-ments.
(m)

ARTICLE  VSection  .10          No Default; Compliance with Appli-ca-ble Laws,
                                ----------------------------------------------
etc.       No Default; Compliance with Appli-ca-ble Laws, etc.     No Default;
 ---       ---------------------------------------------------     -----------
Compliance  with  Appli-ca-ble  Laws,  etc.        No Default; Compliance with
 ------------------------------------------        ---------------------------
Appli-ca-ble  Laws,  etc.
 ------------------------

 (a) Except as disclosed in Sec-tion 4.10(a) of the Ralston Disclosure Schedule, none of the Protein Subsidiar-ies is in de-fault or viola-tion of any term, condition or provi-sion of its respective Cer-tificate of Incorpora-tion or By-laws or any Applica-ble Law, excluding de-faults or viola-tions of Applicable Laws (other than orders, writs, in-junc-tions, judg-ments, de-crees and set-tle-ments) which would not, indi-vidu-al-ly or in the aggre-gate, have a Material Adverse Effect on the Business, taken as a whole.

 (b) Except as dis-closed in Sec-tion 4.10(b) of the Ralston Disclosure Sched-ule, the Protein Subsidiaries hold, and are in compliance with the terms of, all per-mits, li-cens-es, vari-anc-es, or-ders, ap-prov-als and autho-rizations of all Gov-ern-mental Entities required for the lawful conduct of the Business (the "Permits"), other than those Permits, the
                                      -------
fail-ure to hold or comply with which would not, in the aggregate, have a Material Adverse Effect on the Business, taken as a whole.

 (c) Section 4.10(c) of the Ralston Disclosure Schedule sets forth a complete and correct list, as of the date of this Agreement, of all of the fol-low-ing types of Con-tracts:

(i) employment agreements be-tween Ralston, any Subsidiary of Ralston, or any of the Pro-tein Sub-sid-iaries, on the one hand, and an em-ployee of any of the Protein Subsidiaries, on the other hand; provided that the
                                                             -------- ----
foregoing shall be limited, except with re-spect to employees with the title of "vice president" and above, to those employ-ment agree-ments that are either (x) writ-ten or (y) known to Ralston;

(ii) Contracts involving an amount in excess of $100,000 and which obligate any Pro-tein Sub-sid-iary to fur-nish sup-plies or servic-es to any Govern-mental Entity;

(iii) Contracts between Ralston, any Subsid-iary of Ralston, or any of the Protein Subsid-iar-ies, on the one hand, and any direc-tor or offi-cer of any of the Protein Subsidiaries, on the other hand;

(iv) Contracts between any of the Protein Subsidiaries, on the one hand, and Ralston, any Subsid-iary of Ralston or any of their respec-tive affil-i-ates,  on  the  other  hand;

(v) Contracts of any of the Protein Subsid-iaries for the future purchase of, or payment for, supplies, products or services that in-volve an amount in excess of $100,000 or have a term of six (6) months or more;

(vi) Contracts of any of the Protein Subsid-iaries to sell or supply prod-ucts or to per-form ser-vices that in-volve an amount in excess of $100,000 or have a term of six (6) months or more;

(vii) partnership or joint venture agree-ments to which any of the Protein Subsidiaries is a party;

(viii) Contracts limiting or re-strain-ing any of the Protein Subsidiaries from engaging or com-pet-ing in any lines or busi-ness with any Person;

(ix) Contracts other than sales of prod-ucts in the ordinary course of business pro-viding for rights of indem-ni-fica-tion or excul-pa-tion by any of the Protein Subsid-iar-ies in favor of any offi-cer, direc-tor, employ-ee or financial advisor of any of the Protein Subsid-iaries or, to the extent involving an amount in excess of $100,000 on an annual basis, any other Per-son;

(x) loan agreements, notes, mortgag-es, inden-tures, security agreements, letters of credit or other contracts for the borrowing or lending of money by any of the Protein Subsidiaries; and

(xi) any Contract of any of the Protein Subsidiaries not entered into in the ordi-nary course of business which require the payment or receipt of
$100,000 or more by or from any of the Protein Sub-sid-iaries, or which is otherwise material to any of the Protein Subsid-iaries, and which, in any case, is not other-wise dis-closed pursuant to the forego-ing clauses (i) through (x).

 (d) Each Contract required to be listed in the Ralston Disclosure Schedule or which is otherwise materi-al to the Business, taken as a whole, is in full force and ef-fect, has not been modi-fied or amend-ed and consti-tutes the legal, valid and binding obliga-tion of the Protein Subsid-iaries, in accor-dance with the terms of such Con-tract. No event or condi-tion exists which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by any of the Protein Subsidiaries (or, to the knowledge of Ralston, a default by any other party there-to) under any Con-tract, except those violations, breaches and de-faults that would not, individu-ally or in the aggregate, have a Mate-rial Ad-verse Effect on the Busi-ness, taken as a whole. Ralston, Stock-holder and the Protein Sub-sidiaries have provid-ed true, com-plete and cor-rect copies to Du Pont of all Con-tracts.

ARTICLE  VSection  .11                 Intellectual Prop-erty     Intellectual
                                       ----------------------     ------------
Prop-erty          Intellectual  Prop-erty          Intellectual  Prop-erty.
        -          -----------------------          -----------------------

 (a) Except as set forth in Section 4.11(a) of the Ralston Disclosure Schedule, each Pro-tein Sub-sid-iary owns (and has the valid and en-force-able right to make, use, and, to the knowledge of Ralston, sell, offer to sell and import) all Intel-lec-tu-al Prop-er-ty to the extent used in or neces-sary for the con-duct of its re-spec-tive busi-ness-es, free and clear of all Liens and, except for the Li-cense Agree-ments set forth in Sec-tion 4.11(b) of the Ralst-on Dis-clo-sure Sched-ule, free and clear of all
li-cens-es  to  third  par-ties.    As  used  in  this  Agreement,  the  term
"In-tel-lectu-al  Proper-ty"  shall  mean:   (i) regis-tered and unreg-istered
           ----------------
trade-marks, ser-vice marks (includ-ing regis-trations, recordings and applica-tions in the United States Patent and Trademark Office, any state of the United States or any other Governmen-tal Entity worldwide), slo-gans, trade names, logos and trade dress (col-lec-tive-ly, to-geth-er with the good will symbol-ized thereby or associ-ated with each, "Trade-marks"); (ii) all
                                                       -----------
national (in-cluding, but not limited to, the United States) and multina-tional statu-to-ry inven-tion registra-tions, patents, patent registra-tions and patent appli-ca-tions (includ-ing, but not limited to, all reis-sues, divi-sions, continua-tions, con-tinua-tions-in-part, exten-sions and reexami-na-tions, and all rights therein pro-vided by law, multi-na-tional treaties or con-ven-tions) (col-lec-tive-ly, "Pat-ents"); (iii) all national
                                                --------
and multinational regis-tered and unreg-is-tered copy-rights, in-clud-ing, but not limited to, copy-rights in software programs and databas-es (col-lec-tively, "Copy-rights"); (iv) soft-ware programs docu-mentation and
                   -----------
manu-als used in connection therewith and data-bases (to-geth-er, "Soft-ware"); (v) rights in names, like-ness-es, images and other attrib-utes of individu-als; (vi) all (A) inventions, whether patentable or not pat-ent-able, whether or not reduced to prac-tice, and not yet made the subject of a pending patent appli-cation or appli-cations, (B) ideas and concep-tions of poten-tially patentable subject mat-ter, in-clud-ing, without limita-tion, any patent disclosures, whether or not reduced to prac-tice and not yet made the sub-ject of a patent applica-tion, (C) trade secrets and confiden-tial, tech-nical information (includ-ing ideas, formulas, compo-sitions, inventions and con-cep-tions of inventions wheth-er patent-able or not patentable and whether or not re-duced to practice), (D) technology (in-clud-ing, with-out limita-tion, know-how and show-how), manufac-turing and produc-tion pro-cesses and techniques, service and repair manu-als, research and development information, draw-ings, specifi-ca-tions, de-signs, plans, proposals, technical data and copy-rightable works, wheth-er secret or confidential or not, (E) all rights to obtain and rights to apply for patents, and to register trade-marks and copyrights and (F) all records (in-clud-ing, but not limited to, research and testing notebooks) in any acces-sible format (includ-ing, but not limit-ed to, paper records, photo-graphs, audio and visual tape record-ings and computer storage media and other information storage media) pertaining to patentable or potentially patent-able subject matter (col-lec-tive-ly, "Tech-nolo-gy"); and (vii) agree-ments pursu-ant to
                            ------------
which any Protein Sub-sidiary has ob-tained or grant-ed the right to use any of the fore-go-ing (col-lec-tively, and together with other agree-ments to which any Protein Sub-sidiary is a party relat-ing to the devel-op-ment, acqui-si-tion, use, sale, offer for sale or importation of Intel-lec-tual Prop-er-ty, "Li-cense Agree-ments").
              ---------------------

 (b) Section 4.11(b) of the Ralston Disclo-sure Sched-ule sets forth, to the knowledge of Ralston, a true, com-plete and accu-rate list of the fol-low-ing Intellectual Property items owned by or under obli-gation of assignment to any Pro-tein Subsid-iary: (i) all regis-tra-tions of and appli-ca-tions to regis-ter Trade-marks; (ii) all unregis-tered Trade-marks which are mate-ri-al to the Busi-ness; (iii) all Patents; (iv) all regis-tra-tions of and appli-ca-tions to regis-ter any Copy-rights; (v) all Soft-ware; and (vi) all Li-cense Agree-ments, other than off-the-shelf Software licenses.

 (c) Except as set forth in Section 4.11(c) of the Ralston Disclosure Schedule, one or another Pro-tein Sub-sid-iary is the sole and exclu-sive owner of the Intel-lec-tu-al Prop-er-ty items set forth in Section 4.11(b) of the Ralston Dis-clo-sure Sched-ule as speci-fied in such sched-ule and each owner listed in Section 4.11(b) of the Ralston Disclosure Schedule is listed in the records of the appropri-ate Govern-mental Entity as the sole owner of re-cord. Except as set forth in Section 4.11(c) of the Ralston Disclo-sure Schedule, there is no Lien on the right of Ralston to trans-fer to a Surviving
     Corpora-tion any of the Intellectual Prop-er-ty, as con-tem-plated by this Agree-ment. Ex-cept as other-wise indi-cated in Sec-tion 4.11(b) of the Ralston Disclo-sure Sched-ule, to the knowledge of Ralston, (i) all issued patents set forth there-on are valid and en-forceable and (ii) no such trade-mark regis-tra-tions, trade-mark appli-ca-tions or issued patents set forth in Sec-tion 4.11(b) of the Ralston Disclo-sure Schedule are sub-ject to any pend-ing oppo-si-tion, can-cel-la-tion, inter-fer-ence or simi-lar ad-versarial pro-ceed-ing by or before any Gov-ern-men-tal Enti-ty and no such proceed-ings are threat-ened.

 (d) There are no royalties, honoraria, fees or other payments payable by any Protein Subsidiary to any Person or Governmental Entity (excluding prosecution fees and other governmental or attorneys' fees re-quired in the normal course of obtaining patent, trademark or copy-right rights and exclud-ing governmental maintenance fees) in con-nec-tion with the owner-ship, licen-sure, use, sale, offer for sale or importa-tion under any Intel-lec-tu-al Prop-er-ty, except as set forth in the Li-cens-e Agree-ments listed in Sec-tion 4.11(b) of the Ralst-on Dis-closure Schedule and pursuant to off-the-shelf Soft-ware licenses. The Li-cens-e Agree-ments set forth in
Section 4.11(b) of the Ralston Disclosure Sched-ule are valid and bind-ing obli-ga-tions of the parties thereto, en-force-able in ac-cor-dance with their terms, and there exists no event or condi-tion which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by any Protein Subsidiary (or, to the knowl-edge of Ralston, any other party there-to) under any Li-cense Agreement. Except as set forth in Section 4.11(d) of the Ralston Disclosure Schedule, no consent is required to be obtained in connection with the right of Ralston to transfer any License Agreement, if necessary.

 (e) Except as disclosed in Section 4.11(e) of the Ralston Disclosure Schedule, (i) to the knowledge of Ralston, none of the use by any Pro-tein Sub-sidiary of any Intel-lec-tual Prop-erty, the exer-cise of rights relating to Pat-ents, Trade-marks and Copy-rights con-tained within the Intel-lectual Property or the con-duct of the Busi-ness in-fring-es or other-wise vio-lates any Intel-lec-tu-al Prop-er-ty rights (ei-ther di-rectly or indi-rectly, such as through con-tribu-tory in-fringe-ment or induce-ment to in-fringe) of any third party except for such in-fringements and viola-tions which would not in the aggregate have a Material Adverse Effect on the Business, taken as a whole, and (ii) no such claims have been asserted or, to the knowledge of Ralston, threat-ened against any Pro-tein Sub-sid-iary which have not been
re-solved.    Except  as  dis-closed  in  Sec-tion  4.11(e)  of  the  Ralston
Dis-clo-sure Sched-ule, (i) to the knowledge- of Ralston, no third party is in-fring-ing or other-wise vio-lat-ing any Intel-lec-tu-al Prop-erty rights of any Pro-tein Subsidiary and (ii) no such claims are pend-ing or threat-ened by any Protein Subsid-iary against any third party.

 (f) Except as disclosed in Section 4.11(f) of the Ralston Disclosure Schedule, there are no suits or any other pro-ceed-ings pend-ing or, to the knowl-edge of Ralston, threat-ened before any Govern-mental Entity to which any Protein Subsidiary is a party chal-leng-ing (i) any such Person's rights to own or use any In-tel-lec-tual Prop-er-ty or (ii) the valid-ity or en-force-abil-i-ty of any such Person's Intel-lec-tu-al Prop-erty. Other than those listed in Sec-tion 4.11(f) of the Ralst-on Dis-closure Sched-ule, there are no settle-ment agree-ments, con-sents, judg-ments, or-ders, forebearances to sue or similar obli-ga-tions which re-strict any rights of any Protein Subsid-iary to (i) make, use, sell, offer for sale, import or li-cense under any Intel-lectu-al Prop-er-ty or (ii) conduct its busi-ness in order to accom-modate a third party's Intel-lectu-al Proper-ty rights.

 (g) Each Protein Subsidiary employs rea-son-able mea-sures to protect the confi-dentiali-ty of its Tech-nolo-gy. Each Protein Subsidiary requires employees with access to the Technology of such Protein Subsidiary to exe-cut-e a non-dis-clo-sure agree-ment sub-stan-tially in accor-dance with the form(s) previous-ly provid-ed by the Protein Subsidiaries to Du Pont. Except as set forth in Section 4.11(g) of the Ralston Disclo-sure Schedule, to the knowl-edge- of Ralston, none of the cur-rent or former em-ploy-ees, offi-cers or direc-tors of any Protein Subsid-iary (i) is suspected to be in viola-tion of any such agree-ment or (ii) is suspected of having dis-closed any Tech-nolo-gy to any third party except sub-ject to an appro-priate confi-den-tiality agree-ment or as required by a Govern-men-tal Enti-ty; provided that the mere fact that an employee of a Protein Subsidiary becomes
     ---  ----
an em-ploy-ee of, or a con-sul-tant to, a competitor of the Business shall not con-sti-tute "knowl-edge" that clause (i) or (ii) has occurred.

 (h) Except as set forth in Section 4.11(h) of the Ralston Disclosure Schedule, there is no Intel-lec-tu-al Prop-er-ty that is sub-ject to an agree-ment or arrange-ment pursu-ant to which such Intel-lectu-al Prop-erty is licensed to or used by Ralston or any of its Subsid-iaries (other than any Pro-tein Subsid-iary).

 (i) Except as set forth in Section 4.11(i) of the Ralston Disclosure Schedule, the con-sum-ma-tion of the trans-ac-tion con-tem-plat-ed by this Agree-ment will not result in the loss or im-pair-ment of any rights of any Protein Subsid-iary to own, use or license any Intel-lectu-al Prop-erty.

 (j) Except as set forth in Section 4.11(j) of the Ralston Disclosure Schedule, since June 30, 1997, neither Ralston nor any Pro-tein Sub-sid-iary has dis-posed of or per-mit-ted to lapse any rights to the use of any Business-relat-ed Intel-lectu-al Proper-ty, or dis-posed of or dis-closed to any Person other than repre-sen-ta-tives of Du Pont any Business-related trade secret, formu-la, pro-cess or know-how not there-tofore a matter of public knowl-edge other than in the ordi-nary course of busi-ness or pursu-ant to secrecy agree-ment.

ARTICLE  VSection  .12             [Intentionally Omitted.]     [Intentionally
Omitted.]          [Intentionally  Omitted.]          [Intentionally Omitted.]

ARTICLE  VSection  .13                   Insurance     Insurance     Insurance
                                         ---------     ---------     ---------
Insurance.    Each  Protein  Subsid-iary  is  insured  in  such amounts as are
      ---
custom-ary  in  the  busi-nesses  in  which  they  are en-gaged by insurers of
      -
recog-nized finan-cial re-sponsi-bili-ty and solven-cy, except in areas in which such Pro-tein Sub-sid-iary is self-insured, against losses and risks.
True, com-plete and cor-rect copies of all poli-cies of insur-ance and fidel-i-ty or surety bonds insur-ing any Protein Subsid-iary or their respec-tive busi-ness-es, as-sets, employ-ees, offi-cers or direc-tors in their capaci-ty as such (to-geth-er with all riders and amend-ments there-to and if com-pleted, the applications for each of such policies or bonds) will be provided to Du -Pont as requested. Such poli-cies, as are cur-rent, are in full force and effect, and such Protein Subsidiary has com-plied in all materi-al re-spects with the provi-sions of such poli-cies. Except as set forth in Section 4.13(a) of the Ralston Dis-closure Sched-ule and as set forth in Section 6.19 hereof, all such poli-cies will, after the Ini-tial Com-ple-tion Date, cease to cover claims arising out of the opera-tion of the Busi-ness, other than covered claims in-curred prior to the Ini-tial Comple-tion Date. Except as set forth in Sec-tion 4.13(b) of the Ralston Dis-closure Sched-ule, each Protein Subsidiary has complied with all mandatory recom-men-da-tions for the pre-vention of loss made by all insur-ance carri-ers. There are no claims by any Protein Subsidiary under any such policy or in-stru-ment as to which any insur-ance company is deny-ing liabil-ity or de-fend-ing under a reser-va-tion of rights clause, which, if not cov-ered, would in the aggregate have a Material Adverse Effect on the Business, taken as a whole. All neces-sary noti-fi-ca-tions of claims have been made to insur-ance carriers other than those which will not have a Materi-al Adverse Effect on the Busi-ness, taken as a whole. No policy cover-ing Ralston or any of its Subsid-iaries (other than poli-cies limited in cover-age to the Protein Sub-sid-iaries) requires Du Pont or any of it Subsid-iar-ies (in-clud-ing the Surviv-ing Corpora-tions) to assume such policy or pay any premi-ums there-under follow-ing the Domestic Closings or
the  Foreign  Closings  here-under.    Sec-tion  4.13(c)  of  the  Ralst-on
Dis-clo-sure Sched-ule de-scribes all workers' compensa-tion self-insur-ance arrange-ments af-fecting the Pro-tein Sub-sid-iaries and the aggre-gate amount of all claims made under such ar-range-ments since Octo-ber 1, 1994. No proceeding is pending or, to the knowledge of Ralston, threatened, to revoke, cancel or limit such policies and no notice of cancellation of any of such policies has been received by Stockholder or any Protein Subsidiary.

ARTICLE  VSection  .14             Related Party Transac-tions; Inter-com-pany
                                   -------------------------------------------
Matters        Related Party Transac-tions; Inter-com-pany Matters     Related
    ---        ---------------------------------------------------     -------
Party  Transac-tions;  Inter-com-pany Matters     Related Party Transac-tions;
  -------------------------------------------     ----------------------------
Inter-com-pany  Matters.
 ----------------------

 (a) Except as disclosed in Section 4.14 of the Ralston Dis-clo-sure Schedule, no direc-tor, offi-cer or part-ner of any Pro-tein Subsidiary (i) has bor-rowed money from or has out-stand-ing any In-debted-ness or other similar obliga-tions to any Protein Subsidiary, Ralston or any Subsidiary there-of other than for travel ex-penses in the ordinary course of business consistent with past practice and other than obli-ga-tions incurred in the ordinary course of business, in the case of any single individual, in an amount less than $5,000; (ii) to the knowl-edge of Ralston, owns any direct or indi-rect inter-est of any kind in, or is a direc-tor, offi-cer, employ-ee, party, affiliate or associ-ate of, or con-sultant or lender to, or borrower from, or has the right to partici-pate in the man-age-ment, opera-tions or profits of, any Person which is (x) a com-pet-i-tor, sup-plier, cus-tom-er, dis-trib-u-tor, les-sor, tenant, creditor or debtor of any Protein Sub-sid-iary, (y) engaged in a busi-ness relat-ed to the business of any Protein Subsidiary or (z) partic-i-pating in any transac-tion to which any Protein Subsidiary is a party or (iii) is other-wise a party to any binding agree-ment with any Protein Subsid-iary.

 (b) Except as set forth in Section 4.14(b) of the Ralston Disclosure Schedule or as contemplated in Section 3.1 or 6.14 hereof or otherwise herein, there are no pay-ments other than in the ordi-nary course of busi-ness consis-tent with past prac-tice, (in-clud-ing divi-dends, dis-tri-bu-tions, loans, ser-vice or trade pay-ments, sala-ry, bonuses, payments under any manage-ment, con-sulting, moni-toring or financial advisory agreements, advances or other-wise) to be made to or received from any Protein Subsidiary, on the one hand, and Ralston or Stockhold-er or any of their respective affiliates, on the other.

ARTICLE  VSection  .15               Products Liability     Products Liability
                                     ------------------     ------------------
Products  Liability        Products Liability.  Except as set forth in Section
  -----------------        ------------------
4.15  of  the  Ralston  Dis-closure Schedule, (a) there is no Proceeding by or
  -
before  any  Governmental  Entity,  pending  or,  to the knowledge of Ralston,
  -
threatened against or involving any Protein Subsidiary concern-ing any product
  -
     relat-ing to the busi-ness of any Protein Subsidiary which is alleged to have been manufactured, shipped, sold, marketed, distrib-uted, processed or mer-chandised by any Protein Sub-sidiary (collectively, "Products") and
                                                               --------
alleged to have a defect or impu-ri-ty of any kind, in manufac-ture, process-ing, design or other-wise, includ-ing with-out limi-tation any fail-ure to warn of the defect or impu-rity, nor to the knowledge of Ralston is there any valid basis for any such Proceeding specifi-cal-ly relating to the busi-ness of any Pro-tein Subsid-iary that, in the case of a Pro-ceeding before a Govern-mental Entity, if adversely deter-mined would have a Mate-rial Ad-verse Effect on the Business, taken as a whole; (b) since Sep-tem-ber 30, 1994, there has not been any prod-uct recall or post-sale warn-ing by any Pro-tein Subsid-iary con-cerning any product relating to the busi-ness of any Protein Subsid-iary that was manufac-tured, shipped, sold, mar-keted, distrib-uted, processed or mer-chan-dised by any Pro-tein Sub-sid-iary; and
(c) none of the Products manu-factured, shipped, sold, marketed, distributed, processed or merchandised by any Protein Subsidiary at or prior to the Initial Completion Date are or were Defective Products. As used herein, "De-fec-tive
                                                                   -----------
Products" shall mean Products which have impurities and Products which satisfy
--------
any of the following (i), (ii) or (iii): (i) are defec-tive be-cause of a fail-ure to comply with inter-nal or governmentally required proce-dures and condi-tions; (ii) cause personal injury, harm to health or death when used in accordance with dis-closed instructions of any Pro-tein Sub-sidiary as to the use of such Product; (provided that there shall be excluded from clause (ii)
                        -------- ----
Products which have such effects because one or more of the ingredients or the pro-cess used in their manu-fac-ture, wheth-er consid-ered separate-ly or together, are inher-ently unknow-ingly unsafe and such fact was not known to Ralston or generally in the indus-try at or prior to the Initial Comple-tion Date; provid-ed further that (1) a pro-cess shall not be deemed "inherent-ly
       ---------  ------- ----
unknow-ingly unsafe" (and accordingly not subject to the preceding proviso) if as of the Initial Completion Date, (A) it was not generally used in the indus-try, (B) there was a reason-able basis to con-clude that it was unsafe or (C) if Ralston knew that it was unsafe, and (2) the fact that Prod-ucts or ingredients which are permitted to be used in cer-tain juris-dictions but not others does not con-stitute an admission that such Products or ingredients were known to Ralston to be "inherently un-knowingly unsafe") or (iii) cause personal injury, harm to health, death or other damage to the extent, but only to the extent, in the case of this clause (iii), Ralston is enti-tled to insur-ance cover-age with re-spect thereto, includ-ing by reason of the indem-nifi-cation provi-sions of this Agree-ment.

ARTICLE  VSection  .16                  Title; Real Properties     Title; Real
                                        ----------------------     -----------
Properties          Title;  Real  Properties          Title;  Real Properties.
         -          ------------------------          -----------------------

 (a) Except as set forth in Section 4.16(a) of the Ralston Disclosure Schedule, the Pro-tein Sub-sid-iar-ies have mar-ket-able fee simple title to, or a valid lease-hold inter-est enti-tling them to the sole and unen-cumbered right to posses-sion and use of, all of their re-spec-tive Real Prop-er-ties (as de-fined in Section 4.16(c) here-of) and mar-ket-able title to all of their respec-tive non-real property (tangi-ble and intan-gi-ble), free and clear of all Liens of any kind or char-acter, except: (i) those Liens set forth in Sec-tion 4.16(a) of the Ralst-on Dis-clo-sure Sched-ule, (ii) Liens for cur-rent Taxes not yet due and pay-able as set forth in Sec-tion 4.12(a) of the Ralst-on Disclo-sure Sched-ule; and (iii) Liens (in-clud-ing mechanics', carriers', workers' and other simi-lar Liens aris-ing or in-curred in the ordi-nary course of business consistent with past practice) and imper-fec-tions of title, includ-ing re-stric-tive cove-nants or ease-ments, which do not, in the aggre-gate, mate-rially detract from the value of, or interfere with the present use of, the properties sub-ject there-to or affect-ed there-by, or other-wise materi-ally impair the opera-tions of the entity which owns or leases such prop-erty.

 (b) Except for sales operations in the countries of Canada, Japan, the Philippines, Thailand, Malaysia and Singa-pore, which are currently conducted by employees who are technically employed by other Ralston Subsidiaries, the Pro-tein Sub-sid-iar-ies set forth in Sec-tion 4.1(e) of the Ralston Dis-clo-sure Schedule are the only Subsid-iaries of Ralston engaged in any aspect of the Business. The assets (i) that will be owned by the Pro-tein Subsidiaries at the Domestic Closings and the For-eign Closings, and (ii) except as set forth in Section 4.16(b) of the Ralston Disclo-sure Sched-ule, and except for the assets of the Trans-ferred Subsidiaries and the As-sets, that are owned as of the date of this Agree-ment, con-sti-tute all of the assets the prima-ry use of which is in the Business as conducted by the Protein Sub-sidiar-ies, and except as set forth in Section 4.16(b) of the Ralston Disclo-sure Sched-ule, there are no other assets neces-sary for the Business to contin-ue to be con-ducted sub-stan-tially iden-tically as hereto-fore con-duct-ed by any Pro-tein Subsid-iary (other than, as of the date of this Agree-ment, the Trans-ferred Subsidiar-ies and As-sets).

 (c) Section 4.16(c)(i) of the Ralston Disclo-sure Schedule sets forth a true and com-plete list of all real prop-erty (i) in which any Protein
     Subsidiary holds legal or equi-table title or (ii) leased by any Protein Subsidiary (to-geth-er, the "Real Prop-er-ties"). To the knowledge of
                                ------------------
Ralston, except as set forth in Sec-tion 4.16(c)(ii) of the Ralston Disclo-sure Sched-ule, none of the Protein Subsidiar-ies has any future right to acquire or lease, pursuant to any out-standing con-tract, option to pur-chase or lease, any real proper-ty. Except as set forth on Sec-tion 4.16(c)(iii) of the Ralst-on Disclosure Sched-ule, there are no leas-es, ground leas-es, li-cens-es or other occupan-cy agree-ments af-fecting any of the Real Prop-er-ties or to which any Protein Subsidiary is a party or bound with re-spect to the Real Prop-er-ties (other than such of the foregoing in respect of any sales office or warehouse as would not in the aggregate have a Mate-ri-al Ad-verse Effect on the Business, taken as a whole). Except as set forth in Sec-tion 4.16(c)(iv) of the Ralst-on Disclosure Sched-ule, there are no leas-es, ground leas-es, li-cens-es or other occu-pan-cy agree-ments to which Ralston is a party or bound with re-spect to real property that is neces-sary for the Business to contin-ue to be con-ducted substan-tial-ly identically as here-to-fore con-ducted. Each such lease re-ferred to in this subsection (c) is a valid and bind-ing obli-ga-tion of the parties there-to, en-force-able in ac-cor-dance with its terms, and none of Ralston, any Subsid-iary of Ralston, or any Protein Subsid-iary has re-ceived or given notice of a default under any lease to which any Real Prop-erty is sub-ject, and no event or condi-tion exists which is reasonably likely to result in a viola-tion or breach of, or con-stitute (with or without due notice or lapse of time or both) a de-fault by any Protein Subsid-iary (or, to the knowl-edge of Ralston, any other party there-to) under any such lease, except for such breaches, violations and de-faults which would not in the aggregate have a
Materi-al  Adverse  Effect  on  the  Business,  taken  as  a  whole.  True and com-plete copies of all such leas-es, in-clud-ing all modi-fi-ca-tions and amendments there-to, have been previ-ously supplied to Du Pont. There are (i) to the knowledge of Ralston, no plans by any Gov-ern-men-tal Entity which are reason-ably likely to result in the impo-sition of any gener-al or special as-sess-ment relat-ing to any of the Real Proper-ties; (ii) no non-con-form-ing uses, vari-anc-es, spe-cial excep-tions, condi-tions, permits or agree-ments per-tain-ing to any of the Real Proper-ties imposed on or granted by or entered into by any Protein Sub-sidiary, which are en-force-able by any Govern-men-tal Enti-ty; and (iii) no written notices from any Gov-ern-men-tal Entity which have been re-ceived by any Protein Sub-sid-iary alleg-ing a violation of any applica-ble building, land use, zoning, fire, health or safety laws, codes, ordi-nances or rules, or re-quir-ing or call-ing atten-tion to the need for any work, re-pair, con-struc-tion, alter-ation or instal-la-tion on, or in con-nection with, any of the Real Prop-er-ties, except in the case of clauses (ii) and (iii) hereof for such nonconforming uses, variances, special exceptions, condi-tions, permits and agreements and fail-ures to per-form such work, re-pair, con-struc-tion, alter-ation or instal-la-tion which would not, indi-vidu-ally or in the aggre-gate, result in a Mate-ri-al Ad-verse Ef-fect on the Busi-ness, taken as a whole. There is no pending or, to the knowl-edge of Ralston, threat-ened change in the zoning clas-si-fi-ca-tion of any parcel of the Real Property and no con-dem-na-tion or emi-nent domain pro-ceed-ing against any Real Prop-erty is pending or, to the knowledge- of Ralston, threat-ened, except for such of the foregoing as would not in the aggregate have a Material Ad-verse Effect on the Business, taken as a whole. Except as set forth in Sec-tion 4.16(c)(ii) of the Ralston Disclosure Sched-ule all of such Pro-tein Sub-sid-iary prop-er-ties and assets con-sist-ing of real estate, build-ings, and equip-ment (whether owned or leased) cur-rently used in the normal opera-tions of the busi-ness of such Protein Subsid-iary have been main-tained in good oper-at-ing condi-tion by such Protein Subsid-iary in a manner consis-tent with the normal main-te-nance proce-dures of such Protein Subsid-iary and of the indus-try and are free from material de-fects and comply with all appli-ca-ble laws, build-ing, land use, fire, health and safety codes, ordi-nances and zoning rules and zoning ordi-nanc-es, except for such failures to be in compli-ance that would not, individually or in the aggre-gate, have a Material Adverse Effect on the Busi-ness, taken as a whole. The Pro-tein Sub-sid-iar-ies have rights of access to public roads adja-cent to the Real Proper-ties. There are no unre-corded ease-ments relat-ing to the Real Prop-er-ties and no Person or Governmental Entity is encroach-ing upon any of the Real Proper-ties, except for such exceptions to the foregoing as would not in the aggre-gate have a Material Adverse Effect on the Business taken as a whole. Except as set forth in Section 4.16(c)(v) of the Ralston Disclosure Schedule, (i) to the knowledge of Ralston, no Person or Gov-ern-men-tal Entity has notified any of the Pro-tein Subsid-iar-ies of a claim that any activities of the Business are en-croach-ing upon the prop-er-ties, ease-ments or rights of way of oth-ers,
(ii) no activi-ties of the Protein Subsidiaries are encroach-ing on any Person or Gov-ernmental Entity, except for such as would not have (and if such activity ceased there would not be) in the aggregate a Material Adverse Effect on the Busi-ness, taken as a whole and (iii) there are no third par-ties in pos-ses-sion having or, to the knowl-edge of Ralston, claim-ing rights to pos-ses-sion of any of the Real Proper-ties. Ralston has ordered sur-veys and title poli-cies relat-ing to each of the manufac-turing facili-ties located in the United States and appropri-ate evidence of ownership of the manufac-turing facility in Belgium.

ARTICLE  VSection .17          Environmental Matters     Environmental Matters
                               ---------------------     ---------------------
     Environmental  Matters          Environmental  Matters.
     ----------------------          ----------------------

 (a)         For purposes of this Agree-ment, "Environ-mental Claim" means any
                                               --------------------
written notice by any Person or Governmen-tal Entity alleg-ing poten-tial liabil-i-ty (in-clud-ing, with-out limita-tion, poten-tial liability for inves-tiga-tory costs, clean-up costs, govern-mental response costs, natu-ral resourc-es damages, proper-ty damages, personal inju-ries, or penal-ties) arising out of, based on or result-ing from (a) the presence, or release into the environment, of any Mate-ri-al of Environ-mental Concern (as defined below) at any loca-tion, wheth-er or not owned by any Protein Subsid-iary or
(b) cir-cum-stances forming the basis of any viola-tion, or alleged violation, of any Environmental Law (as defined below).

               For  purposes of this Agreement, "Environmental Laws" means all
                                                 ------------------
feder-al, state, local and foreign laws and regula-tions relat-ing to pollu-tion or protection of human safety and health within or without the workplace or the envi-ron-ment (in-clud-ing, with-out limitation, ambi-ent air, surface water, ground water, land surface or subsur-face strata), includ-ing, without limitation, laws and regula-tions relating to emis-sions, discharges, re-leases or threatened releases of Materi-als of Environmen-tal Con-cern (as defined below), or other-wise relat-ing to the manufacture, pro-cess-ing, distribu-tion, use, treat-ment, stor-age, dis-posal, trans-port or handling of Materi-als of Environ-men-tal Concern.

               For  purposes of this Agreement, "Materials of Envi-ron-men-tal
                                                 -----------------------------
Con-cern"  means  chemicals,  pollutants,  contami-nants,  wastes,  toxic
--------
sub-stances,  petroleum  and  petroleum  prod-ucts.
--------

 (b) Except as set forth in Section 4.17(b)(i) of the Ralston Dis-closure Sched-ule, each Protein Subsidiary is in com-pli-ance with all applica-ble Environ-mental Laws except such failures to be in compliance which would not, indi-vidually or in the aggre-gate, have a Material Adverse Effect on the Busi-ness, taken as a whole. Except as set forth in Section 4.17(b)(ii) of the Ralst-on Dis-closure Sched-ule, none of Ralston, any of the Subsidiar-ies of Ralston or the Prote-in Sub-sid-iaries has re-ceived any written commu-nica-tion, whether from a Govern-mental Entity, citizens' group, employ-ee or other-wise, that alleges that any Protein Subsid-iary is not in material com-pli-ance, and, to the knowledge- of Ralston, there are no cir-cum-stanc-es that may prevent or inter-fere with material compliance in the future. All per-mits and other govern-mental autho-riza-tions cur-rently held by any Protein Subsid-iary pursu-ant to the Envi-ron-mental Laws are iden-ti-fied in Section 4.17(b)(iii) of the Ralst-on Dis-clo-sure Sched-ule.

 (c) Except as set forth in Section 4.17(c) of the Ralston Disclo-sure Schedule, there is no Environmen-tal Claim pending or, to the knowledge of Ralston, threatened against any Pro-tein Sub-sid-iary or against any Person or
     Govern-mental Entity whose liabili-ty for any Envi-ronmen-tal Claim any Protein Subsidiary has or may have re-tained or as-sumed either con-trac-tu-al-ly or by operation of law.

 (d) Except as set forth in Section 4.17(d) of the Ralston Disclo-sure Schedule, to the knowledge of Ralston, there are no past or pres-ent ac-tions, activi-ties, circum-stances, condi-tions, events or inci-dents, including, without limita-tion, the release, emis-sion, discharge or disposal of any Material of Envi-ron-mental Con-cern which have occurred within the last three (3) years, that could form the basis of any Envi-ron-mental Claim against any Pro-tein Subsid-iary or against any Person or Govern-mental Entity whose liability for any Envi-ron-men-tal Claim any Protein Subsid-iary has or may have re-tained or assumed either con-trac-tually or by operation of law except for such actions, activities, cir-cumstances, events or inci-dents which would not, individ-ually or in the aggre-gate, have a Material Adverse Effect on the Business, taken as a whole.

 (e) Without in any way limiting the generality of the forego-ing, to Ralston's knowledge, (i) all on-site loca-tions where any Protein Subsidiary has within the last three (3) years stored, dis-posed or ar-ranged for the dis-posal of Mate-ri-als of Envi-ronmen-tal Concern are iden-tified in Section
     4.17(e)(i) of the Ralston Disclo-sure Schedule, (ii) all under-ground stor-age tanks, and the capacity and contents of such tanks, located on property owned or leased by any Protein Sub-sid-iary are iden-ti-fied in
Section 4.17(e)(ii) of the Ralston Dis-clo-sure Sched-ule, (iii) except as set forth in Section 4.17(e)(iii) of the Ralston Dis-clo-sure Sched-ule, there is no asbestos con-tained in or forming part of any building struc-ture or office space owned or leased by any Protein Subsid-iary, and (iv) except as set forth in Section 4.17(e)(iv) of the Ralston Disclo-sure Schedule, no polychlorinated biphenyls (PCB's) are used or stored at any proper-ty owned or leased by any Protein Subsid-iary.

ARTICLE  VSection  .18          Indebtedness     Indebtedness     Indebtedness
                                ------------     ------------     ------------
     Indebtedness.    Section  4.18(a) of the Ralston Disclosure Schedule sets
     ------------
forth as of the date of this Agreement and, such section of the Ralston Disclosure Schedule as updated immediately prior to the Domestic Closings, sets forth as of the Ini-tial Com-ple-tion Date, the In-debt-ed-ness of Fiber Sales and PTI. Except as described in Section 3.1 hereof or as set forth in
Section 4.18(a) of the Ralston Disclosure Schedule, no other Pro-tein Sub-sid-iary has any out-stand-ing In-debt-ed-ness. Except as set forth in Sec-tion 4.18(b) of the Ralston Disclo-sure Sched-ule or as de-scribed in
Section 3.1 hereof, since July 31, 1997, none of the Prote-in Sub-sid-iaries has in-curred any In-debt-ed-ness, issued any debt secu-ri-ties, expand-ed any exist-ing credit facili-ties or, except for amounts in the aggregate not exceeding $200,000, as-sumed, guar-an-teed or en-dorsed the obli-ga-tions of any other Person. Except as set forth in Sec-tion 4.18(c) of the Ralston Dis-closure Sched-ule, all In-debted-ness of any Protein Subsid-iary can be repaid at any time without prepay-ment penal-ty, premium or ex-pense other than normal breakage costs relat-ing to LIBOR, CD or Euro-dollar loans.
Schedule 4.18(d) of the Ralston Disclo-sure Schedule sets forth all of the capitalized leases of the Protein Sub-sid-iaries.

ARTICLE  VSection  .19              Labor and Employment Matters; Col-lec-tive
                                    ------------------------------------------
Bar-gain-ing  Agreements          Labor  and  Employment Matters; Col-lec-tive
     -------------------          --------------------------------------------
Bar-gain-ing  Agreements          Labor  and  Employment Matters; Col-lec-tive
     -------------------          --------------------------------------------
Bar-gain-ing  Agreements          Labor  and  Employment Matters; Col-lec-tive
     -------------------          --------------------------------------------
Bar-gain-ing  Agreements.    Except  as  set  forth  in Section 4.19(a) of the
     -------------------
Ralston  Disclosure Schedule, none of the Prote-in Subsidiaries is a party to,
     -
or bound by, any collec-tive bar-gaining agree-ment, contract or other agree-ment or under-standing with a labor union or labor organi-zation or other repre-sentative of employees. Except as set forth in Sec-tion 4.19(b) of the Ralst-on Dis-closure Schedule, there is no unfair labor practice charge and no charge, claim or complaint or other pro-ceed-ing pend-ing which Ralston or any Protein Subsid-iary has been served with or otherwise has knowledge of or, to the knowl-edge of Ralston, threat-ened against any Protein Subsid-iary before the Nation-al Labor Rela-tions Board, the U.S. Equal Employment Opportu-nity Commis-sion, the U.S. Department of Labor or any other state or federal Gov-ern-mental Enti-ty re-sponsible for investigating and/or adjudicat-ing employment discrim-ination or wage and hour claims. There is no labor strike, slow-down or stop-page pend-ing or, to the knowledge of Ralston, threat-ened against or affecting any Protein Subsid-iary, nor has there been any such activity within the past three years. Except as set forth in Section 4.19(c) of the Ralston Disclosure Sched-ule, there are cur-rent-ly no on-going col-lec-tive bar-gain-ing nego-tia-tions relat-ing to the em-ployees of any Protein Subsid-iary.

ARTICLE  VSection  .20          Acquisition for Investment     Acquisition for
                                --------------------------     ---------------
Investment          Acquisition for Investment     Acquisition for Investment.
 ---------          --------------------------     --------------------------
Each  of  Ralston and Stockholder acknowledge that the Du Pont Shares have not
 --
been registered under the Secu-rities Act, or under any state securities laws.
     Stock-holder is acquir-ing the Du Pont Shares solely for its own ac-count and not with a view to any distribution or other disposi-tion of such Du Pont Shares or any part thereof, or inter-est therein, except in accordance with the Securi-ties Act. Each of Ralston and Stockholder is an "accred-ited inves-tor" (as defined in Rule 501 of Regulation D under the Securities Act).

ARTICLE  VSection  .21                 PTIFS Liquidation     PTIFS Liquidation
                                       -----------------     -----------------
PTIFS  Liquidation       PTIFS Liquidation.  Ralston has, or has caused to be,
    --------------       -----------------
taken  the  actions  set  forth  in  Section  4.21  of  the Ralston Disclosure
Schedule.



ARTICLE  VI
          REPRESENTATIONS  AND  WARRANTIES  OF  DU  PONT
          AND  THE  DU  PONT  MERGER  SUBSIDIARIES

               Du Pont and the Du Pont Merger Subsidiaries, jointly and severally, repre-sent and war-rant to Stock-holder and Ralston as follows:

ARTICLE  VISection .10          Organization     Organization     Organization
                                ------------     ------------     ------------
     Organization.    Each of Du Pont and the Du Pont Merger Subsidiaries is a
     ------------
corpo-ra-tion duly orga-nized, validly existing and in good standing under the laws of the State of Delaware and has all requi-site corporate or other power and au-thority and all necessary governmen-tal approvals to own, lease and oper-ate its properties and to carry on its business in all material respects as now being conducted.

ARTICLE  VISection  .11                    Capitalization       Capitalization
                                           --------------       --------------
Capitalization       Capitalization.  The autho-rized capital stock of Du Pont
         -----       --------------
consists of (i) 1,800,000,000 shares of Du Pont Common Stock, par value $0.30 per share, of which, as of June 30, 1997, 1,155,282,028 shares of Du Pont Common Stock were issued and out-stand-ing (in-clud-ing shares held by the Du Pont Flexitrust) and no shares of Du Pont Common Stock were issued and held in the trea-sury of Du Pont; and (ii) 23,000,000 Du Pont Pre-ferred Shares, of which as of June 30, 1997, 1,672,594 shares of the $4.50 series were issued and out-stand-ing and 700,000 shares of the $3.50 series were issued and outstanding. All the issued and out-stand-ing shares of Du Pont's capi-tal stock are, and all Du Pont Shares to be issued pursu-ant to this Agree-ment will be, when issued in accor-dance with the terms hereof, duly autho-rized, valid-ly is-sued, fully paid and nonas-sessable and not issued in violation of statu-tory or contrac-tual preemp-tive or similar rights.

ARTICLE  VISection  .12                    Authorization         Authorization
                                           -------------         -------------
Authorization          Authorization.   Each of Du Pont and the Du Pont Merger
           --          -------------
Subsidiaries has the requisite corpo-rate power and authority to exe-cute and deliv-er this Agreement to per-form its respective obligations hereun-der. The execu-tion and deliv-ery of this Agree-ment and the perfor-mance of its respective obliga-tions hereun-der have been duly and valid-ly autho-rized by the Board of Direc-tors of each of Du Pont and the Du Pont Merger
Subsidiaries; each of the Boards of Direc-tors of the Du Pont Merger Subsidiaries has recom-mended to Du Pont that it adopt this Agreement in accor-dance with the DGCL; and concur-rently with the execution here-of, Du Pont is adopt-ing this Agreement as the sole stock-holder of each of the Du Pont Merger Subsidiaries in accor-dance with the DGCL. No other pro-ceed-ings on the part of either Du Pont or the Du Pont Merger Subsidiaries are neces-sary to autho-rize the execu-tion, deliv-ery and per-formance of this Agree-ment and the con-summa-tion of the trans-ac-tions con-tem-plated hereby. This Agree-ment has been duly exe-cuted and deliv-ered by Du Pont and the Du Pont Merger Subsidiaries, as the case may be, and consti-tutes, assum-ing due and valid authori-za-tion, execu-tion and delivery of this Agreement by Ralston, Stockhold-er and the Protein Subsidiaries, a valid and bind-ing obli-ga-tion of each of Du Pont and the Du Pont Merger Subsidiaries en-force-able against such Persons in accor-dance with its terms.

ARTICLE  VISection  .13                 Consents and Approvals; No Viola-tions
                                        --------------------------------------
Consents  and  Approvals;  No  Viola-tions          Consents and Approvals; No
    --------------------------------------          --------------------------
Viola-tions          Consents  and  Approvals;  No Viola-tions.  Except (a) as
    -------          -----------------------------------------
disclosed  in  Section  5.4  of the dis-clo-sure schedule of Du Pont delivered
    ---
concurrently -with the execution and delivery by Du Pont and the Du Pont Merger Subsidiaries of this Agree-ment, (b) for the requisite fil-ings under the DGCL, (c) for the requisite filings and wait-ing periods under the HSR Act and (d) in the case of the Regis-tra-tion Rights Agree-ment, for the fil-ings, per-mits, autho-ri-za-tions, con-sents and ap-prov-als as may be required under, and other appli-cable re-quire-ments of, the Securities Act and state secu-ri-ties or blue sky laws, nei-ther the execu-tion and deliv-ery nor the per-for-mance by either Du Pont or the Du Pont Merger Subsid-iaries of their respective obliga-tions hereun-der nor com-pli-ance by Du Pont or the Du Pont Merger Subsidiaries with any of the provi-sions hereof will (i) con-flict with or result in any breach of any provi-sion of the certifi-cate of incorpora-tion or by-laws of either Du Pont or the Du Pont Merger Subsidiaries, (ii) re-quire any filing with, or per-mit, authori-za-tion, con-sent or approv-al of, any Gov-ern-mental Enti-ty (other than such of the foregoing as are required because of the legal or regulato-ry status of Ralston or any Subsidiary thereof, including any Protein Subsidiary, or any facts pertaining to such Per-sons), (iii) result in a viola-tion or breach of, or con-sti-tute (with or without due notice or lapse of time or both) a de-fault (or give rise to any right of termi-na-tion, can-cella-tion or accel-era-tion) under, any of the terms, conditions or provi-sions of any note, bond, mort-gage, inden-ture, lease, li-cense, con-tract, agree-ment, com-mit-ment, understanding or other in-strument or obliga-tion to which Du Pont or any of its Subsid-iaries is a party or by which any of them or any of their re-spective prop-er-ties, assets or rights may be bound or (iv) vio-late any order, writ, injunc-tion, judg-ment, de-cree, settle-ment, law, ordi-nance, stat-ute, rule, regu-la-tion or other gov-ern-men-tal approval or autho-riza-tion (feder-al, state, local or foreign) appli-ca-ble to Du -Pont, any of its Sub-sid-iar-ies or any of their re-spec-tive prop-er-ties, assets or rights, ex-cluding from the fore-go-ing claus-es (ii), (iii) and, insofar as laws, statutes, rules and regula-tions are concerned, (iv) such viola-tions, breach-es or de-faults which would not, indi-vidually or in the aggre-gate, have a Material Adverse Effect on Du Pont and its Subsid-iaries taken as a whole.

ARTICLE  VISection  .14          SEC Reports and Financial State-ments     SEC
                                 -------------------------------------     ---
Reports  and  Financial  State-ments     SEC Reports and Financial State-ments
 -----------------------------------     -------------------------------------
     SEC  Reports  and  Financial State-ments.  As of their re-spec-tive dates
     ----------------------------------------
or, if amend-ed, as of the date of the last such amend-ment, none of the forms, re-ports, sched-ules, state-ments and other documents required to be filed by Du Pont since December 31, 1995 under the Ex-change Act (ex-cluding, however, any finan-cial state-ments or sched-ules in-clud-ed therein) did not contain any untrue state-ment of a material fact or omit to state a material fact required to be stated therein or neces-sary in order to make the state-ments therein, in light of the circum-stanc-es under which they were made, not mis-leading. The finan-cial state-ments of Du Pont in-clud-ed in the Du Pont SEC Docu-ments have been pre-pared from, and are in accor-dance with, the books and records of Du Pont and its Subsid-iaries, comply in all mate-rial re-spects with appli-ca-ble ac-count-ing require-ments and with the published rules and regula-tions of the SEC with respect thereto, have been prepared in accor-dance with GAAP ap-plied on a consistent basis during the peri-ods involved (except as may be indicat-ed in the notes there-to) and fairly pres-ent the con-sol-i-dat-ed finan-cial posi-tion, re-sults of opera-tions, cash flows and changes in finan-cial position of Du Pont and its Sub-sid-iaries as of the re-spec-tive dates and for the respec-tive peri-ods set forth therein.

ARTICLE  VISection  .15            No Prior Activities     No Prior Activities
                                   -------------------     -------------------
     No  Prior Activities     No Prior Activities.  None of the Du Pont Merger
     --------------------     -------------------
Subsidiaries has incurred any liabili-ties or obligations or engaged in any transactions, except those incurred in connection with its organization or with the negotiation and consum-mation of this Agree-ment and the trans-actions contem-plated hereby.

ARTICLE  VISection  .16            Compliance with Securities Laws; Absence of
                                   -------------------------------------------
Changes     Compliance with Securities Laws; Absence of Changes     Compliance
   ----     ---------------------------------------------------     ----------
     with  Securities  Laws; Absence of Changes     Compliance with Securities
     ------------------------------------------     --------------------------
Laws;  Absence  of  Changes.  Since Decem-ber 31, 1996, Du Pont has filed, and
 --------------------------
until  the  Initial  Comple-tion  Date  will  continue  to file, all materi-al
 -
reports  required  by  the  Exchange  Act  to be filed by it and such re-ports
 -
com-plied  in  all  material  respects  with  the  appli-cable  disclosure
 -
re-quirements  of  the securities laws.  Since December 31, 1996, to Du Pont's
 -
knowledge, there have not occurred any events or changes (including the occur-rence of any liabilities of any nature) whether or not ac-crued or contingent, which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Du Pont and its Subsidiaries, taken as a whole.

ARTICLE  VISection .17          Acquisition for Investment     Acquisition for
                                --------------------------     ---------------
Investment          Acquisition for Investment     Acquisition for Investment.
----------          --------------------------     --------------------------
Each  of  Du  Pont  and  the  Du Pont Merger Subsidiaries acknowledge that the
---
Shares  have not been registered under the Securi-ties Act, or under any state
---
securities laws. Du Pont is acquiring the Shares solely for its own account and not with a view to any distribution or other disposition of such Shares or any part thereof, or inter-est therein, except in accordance with the Securities Act.


ARTICLE  VII                    COVENANTS          COVENANTS         COVENANTS
          COVENANTS

ARTICLE  VIISection  .10                    Interim Operations of the Pro-tein
                                            ----------------------------------
Subsidiaries       Interim Operations of the Pro-tein Subsidiaries     Interim
           -       -----------------------------------------------     -------
Operations of the Pro-tein Subsidiaries     Interim Operations of the Pro-tein
 --------------------------------------     ----------------------------------
     Subsidiaries.    Each  of  Ralston,  Stockhold-er  and  the  U.S. Protein
     ------------
Subsidiaries  cove-nant and agree that, except (i) as ex-press-ly contemplated
     --
by this Agree-ment or as described in Sections 3.1 through 3.6 or 6.14 of this Agreement, (ii) as set forth in Sec-tion 6.1 of the Ralst-on Dis-clo-sure Sched-ule or (iii) as con-sented to by Du -Pont in writ-ing, after the date here-of, and until the acquisi-tion of all of the Protein Sub-sidiaries or any termina-tion of this Agree-ment pursuant to Section 8.1 hereof; provid-ed that
                                                                --------- ----
the follow-ing restric-tions shall cease to apply with respect to any particu-lar Protein Subsidiary after its acqui-sition by Du Pont:

 (a) the business of the Protein Subsidiaries shall be conducted only in the ordinary and usual course of business and, to the extent consistent there-with, each Protein Subsid-iary shall use its reasonable best efforts to preserve its business orga-ni-zation intact and maintain its existing rela-tions with custom-ers, suppliers, employ-ees, creditors and business part-ners;

 (b) none of the Protein Subsidiaries shall amend their respective certificates of incorporation or by-laws;

 (c) none of the Protein Subsidiaries shall: (i) de-clare, set aside or pay any divi-dend or other distribu-tion pay-able in stock or property
(other than in cash) with re-spect to its capital stock or (ii) re-deem, pur-chase or other-wise ac-quire di-rectly or indi-rectly any of its shares of capital stock;

 (d) none of the Protein Subsidiaries shall: (i) issue, sell, pledge, dispose of or encumber any addition-al shares of, or securities convert-ible into or exchange-able for, or options, war-rants, calls, commit-ments or rights of any kind to ac-quire any shares of, capital stock of any class or any other secu-rities (in-cluding Voting Debt) of any Prote-in Sub-sidiary; (ii) amend the terms of any such secu-rities or agree-ments outstanding on the date hereof; or (iii) split, combine or reclassify any of its shares of capital stock;

 (e) none of the Protein Subsidiaries shall trans-fer, lease, li-cense, sell, mort-gage, pledge, dispose of, or encumber any material assets or fail to maintain such assets in such operating condi-tion as they were at the date hereof, ordinary wear and tear excepted;

 (f) none of the Protein Subsidiaries or Ralston shall: (i) grant any increase in the com-pen-sation payable or to become payable by any Protein
     Sub-sidiary to any of its executive officers or vice presidents except in accordance with existing written policies; (ii) (A) adopt any new, (B) amend or other-wise in-crease, or (C) accel-erate the pay-ment or vest-ing of the amounts pay-able or to become payable under, any exist-ing, bonus, incen-tive com-pensa-tion, de-ferred compen-sa-tion, sever-ance, profit shar-ing, stock op-tion, stock pur-chase, insurance, pen-sion, retire-ment or other employ-ee bene-fit plan agree-ment or ar-range-ment; or (iii) enter into any em-ploy-ment or sever-ance agreement with or, except in accor-dance with the existing written policies of any Protein Sub-sidiary or applicable law, grant any sever-ance or termi-na-tion pay to any offi-cer, direc-tor or employee of any Protein Subsid-iary;

 (g) none of the Protein Subsidiaries shall modi-fy, amend or terminate any of its mate-rial Company Contracts or waive, release or assign any mate-rial rights or claims;

 (h) none of the Protein Subsidiaries shall permit any material insurance policy naming it as a beneficiary or a loss payable payee to be cancel-led or terminated without notice to Du Pont;

 (i) none of the Protein Subsidiaries shall: (i) incur or assume any long-term Indebted-ness (other than for amounts owed to any other Protein
Subsid-iary), or incur or assume any short-term In-debted-ness in amounts not in the ordi-nary course of business consis-tent with past prac-tice (other than for amounts owed to any other Protein Subsid-iary) the proceeds of which will be used to repay exist-ing inter-company Indebtedness of the Busi-ness;
(ii) as-sume, guar-an-tee, en-dorse or other-wise become liable or respon-sible (wheth-er di-rectly, contin-gently or otherwise) for the obli-ga-tions of any other Person other than any wholly owned Protein Subsid-iary; (iii) enter into any capitalized leases; or (iv) make any loans, ad-vanc-es or capi-tal con-tribu-tions to, or invest-ments in, any other
Person (other than to any other Protein Subsidiary) except for travel and expense ad-vances to employees in the ordinary course of busi-ness consis-tent with past prac-tice; provided that PTI and Fiber Sales may incur third party
                       -------- ----
In-debt-edness in an amount equal to their respective existing Indebt-edness owed to Stock-holder the proceeds of which are used to repay such inter-com-pa-ny In-debt-edness, so long as any such third party In-debted-ness so in-curred (A) shall not breach the repre-senta-tion and war-ran-ty set forth in Sec-tion 4.18 hereof and (B) shall be on terms, and all docu-menta-tion relat-ing thereto shall be, rea-son-ably acceptable to Du Pont;

 (j) none of the Protein Subsidiaries shall ac-quire or agree to acquire by merg-ing or consoli-dating with, or by purchasing any material portion of the stock or assets of, or by any other man-ner, any busi-ness or any corpo-ra-tion, partner-ship, asso-ciation or other busi-ness orga-nization or  division  there-of;

 (k) none of the Protein Subsidiaries shall change any of the accounting methods used by it, unless required by GAAP;

 (l) none of the Protein Subsidiaries shall adopt a plan of complete or partial liquida-tion, dissolu-tion, merger, consolidation, restruc-turing, recapitaliza-tion or other reor-ganization of any Protein Subsidiary (other than the Merg-ers, the Foreign Exchanges and the PTIFS Liqui-d-ati-on-);

 (m) none of the Protein Subsidiaries shall take, omit to take, agree to take, or agree not to take, any action that would: (i) make any repre-sen-ta-tion or warran-ty of Ralston, Stockholder or the Protein Subsid-iaries con-tained herein inac-cu-rate in any respect at, or as of any time prior to, the Effective Time or (ii) cause or be rea-son-ably likely to result in any of the condi-tions set forth in Article VII hereof not being satisfied or materi-ally impair the ability of Ralston, Stockholder, the Protein Subsidiaries, Du Pont or the Du Pont Merger Subsidiaries to con-sum-mate the trans-ac-tions contemplat-ed by this Agree-ment or by the Foreign Exchange Agreements;

 (n) none of the Protein Subsidiaries shall effec-tu-ate (i) a "plant closing" as defined in the Worker Adjust-ment and Retraining Notification Act (the "WARN Act") af-fecting any site of employment or one or more facilities
       ---------
or operating units within any site of employ-ment or facility of any Protein Subsidiary or ii) a "mass layoff" as defined in the WARN Act affecting any site of employment or one or more facilities of any Protein Subsidiary, except in either case, after complying fully with the notice and other requirements of the WARN Act;

 (o) none of the Protein Subsidiaries shall set-tle, compromise or waive any claim for Taxes or make any material Tax election which could adversely affect the liability for Taxes of any Protein Subsidiary follow-ing the applicable Domestic Closing or Foreign Closing, as the case may be;

 (p) other than for transfers of cash, cash equiv-a-lents and inventory in the ordinary course consis-tent with past practice, no assets shall be transferred by any U.S. Protein Subsidiary to any Foreign Protein Subsid-iary or by any Foreign Protein Subsidiary to any other For-eign Protein Sub-sidiary and no liabilities of any Foreign Protein Subsid-iary shall be assumed by any U.S. Protein Subsid-iary or any other Foreign Protein Subsidiary except by opera-tion of law in the ordinary course; and

 (q) none of the Protein Subsidiaries shall enter into an agreement, contract, commitment or arrange-ment to do any of the foregoing, or to autho-rize, recom-mend, propose or announce an inten-tion to do any of the foregoing;

     provided,  however, that the foregoing shall not prohibit the transfer by
     --------   -------
any Protein Subsidiary to Ralston or any of its Subsidiaries (other than any Prote-in Subsid-iary) of the Ex-cluded Assets in a manner reasonably acceptable to Du Pont after at least five (5) business days' notice prior thereto.

ARTICLE  VIISection  .11                   Access; Confidentiality     Access;
                                           -----------------------     -------
Confidentiality          Access;  Confidentiality     Access; Confidentiality.
          -----          ------------------------     -----------------------

 (a) Upon reasonable notice, Ralston shall, and shall cause each Protein Subsidiary to, afford to the offi-cers, em-ploy-ees, accountants, counsel, financing sources and other repre-sentatives of Du Pont, reasonable access, during normal business hours, to all of the properties, books, con-tracts, com-mit-ments and records of such Protein Subsidiary and, during such peri-od, Ralston shall, and shall cause each Protein Sub-sidiary to, fur-nish prompt-ly to Du Pont all infor-ma-tion con-cern-ing the busi-ness, prop-er-ties and person-nel of such Protein Sub-sidiary as Du Pont may reasonably re-quest (includ-ing, without limitation, any information relat-ing to Taxes and Tax Returns of such Protein Subsidiary). Unless other-wise re-quired by law and until the Effec-tive Time, Du Pont will hold any such informa-tion which is nonpublic in confi-dence in accor-dance with the provi-sions of a letter agreement dated July 18, 1997 (the "Con-fiden-ti-al-ity Agree-ment") between Ralston and Du Pont.
                   -------------

 (b) Following the Effec-tive Time, Ralston and Stockholder shall, and shall cause their respective Sub-sid-iar-ies to, hold in confi-dence all infor-mation relating to the Protein Subsidiar-ies, other than information relating to the Excluded Assets, to the same extent as cur-rently is appli-ca-ble to Du Pont pursu-ant to the Confi-den-ti-al-i-ty Agree-ment; provid-ed that the foregoing obligations of Ralston and Stockholder shall
    -----  ----
terminate (except with respect to techni-cal information and/or results obtained, directly or indi-rectly, pursuant to the Confidentiality and Evalu-a-tion Agreement, dated August 9, 1994, between PTI and Du Pont, and any
     Intellectual Property relating thereto, including that Intellectual Property relat-ing to new soy bean variet-ies developed by Du Pont for use in iso-lated soy protein and fiber products, with re-spect to which they shall continue indefi-nite-ly without limi-tation) two years following Effec-tive Time.

ARTICLE  VIISection  .12               Consents and Approvals     Consents and
                                       ----------------------     ------------
Approvals          Consents  and  Approvals          Consents  and  Approvals.
      ---          ------------------------          ------------------------

 (a) Upon the terms and subject to the condi-tions of this Agree-ment, each of Ralston, Ralston's Subsidiaries, the Pro-tein Subsidiaries, Du Pont and the Du Pont Merger Subsid-iaries shall use its reasonable best ef-forts to take, or cause to be taken, all ac-tions, and to do, or cause to be done, all things neces-sary, proper or advis-able under appli-ca-ble laws and regulations to con-summate and make effective the transac-tions contem-plated by this Agree-ment, includ-ing with respect to the Asset Transfers, as promptly as practi-cable including, but not limited to, (i) the prepa-ration and filing of all appli-cable forms under the HSR Act, re-quired in connec-tion with the per-formance of this Agree-ment and the transac-tions contem-plated hereby, (ii) the prepa-ra-tion and filing of all other forms, registra-tions and notices re-quired to be filed to consum-mate the trans-ac-tions contem-plated hereby and the taking of such ac-tions as are neces-sary to obtain any requisite approv-als, consents, orders, exemp-tions or waivers by any third party or Governmental Entity and (iii) causing the satis-fac-tion of all condi-tions set forth in Article VII here-of; provided,
                                                                     --------
howev-er,  that  the  forego-ing  will not re-quire (x) Du Pont or the Du Pont
--------
Merger  Subsidiaries or any other Sub-sidiary of Du Pont to accept or offer to
---
accept  an  order  pro-vid-ing  for  the  dives-titure by Du Pont, the Du Pont
Merger Subsid-iar-ies, any other Subsidiary of Du Pont or any Protein Sub-sid-iary of any por-tion of the busi-ness-es, as-sets, opera-tions or prop-er-ties of Du Pont, any Subsidiary of Du Pont or any Protein Subsid-iary other than an immaterial portion of the Business owned by the Protein Subsidiaries, or (y) Du Pont or the Du Pont Merger Subsid-iaries to be willing to accept any other condi-tions, re-stric-tions, limita-tions or agree-ments materi-ally affecting Du Pont's or any Du Pont Merger Subsidiary's full rights of owner-ship of the Business and of the Protein Subsidiaries (except as permitted by clause (x) above), and none of the Protein Subsid-iaries shall accept any such order, condi-tion, restriction, limita-tion or agree-ment without Du Pont's prior written approval. Ralston and Du Pont shall prompt-ly con-sult with the other with re-spect to, provide any neces-sary informa-tion with re-spect to and pro-vide the other (or its coun-sel) copies of, all fil-ings made by such party with any Gov-ernmental Entity in con-nection with this Agree-ment, the Foreign Exchange Agree-ments and the trans-ac-tions contem-plated hereby and there-by.

 (b) Each of the parties hereto fur-ther agree, with respect to a threat-ened or pending pre-limi-nary or perma-nent injunction or other order, decree or ruling or statute, rule, regu-lation or execu-tive order that would adversely affect the ability of the parties hereto to per-form their respective obliga-tions hereunder and con-sum-mate the trans-ac-tions con-tem-plat-ed here-by, to use their re-spec-tive rea-son-able best ef-forts to pre-vent the entry, enactment or promul-ga-tion thereof, as the case may be.

 (c) Each of the parties hereto shall prompt-ly inform the other parties hereto of any material communi-cation from any Govern-mental Entity regarding any of the trans-actions con-tem-plat-ed here-by. If any of the parties hereto re-ceives a re-quest for addi-tional infor-ma-tion or documen-ta-ry materi-al from any Governmental Entity with respect to the trans-ac-tions contemplated hereby, then such party will endeav-or in good faith to make, or cause to be made, as soon as reasonably practi-cable and after consulta-tion with Du Pont (in the case of Ralston, Stock-holder or the Protein Subsidiaries) or Ralston (in the case of Du Pont or the Du Pont Merger
     Subsid-iaries), an appro-pri-ate re-sponse in com-pli-ance with such request.

ARTICLE  VIISection  .13            No Solicitation     No Solicitation     No
                                    ---------------     ---------------     --
Solicitation      No Solicitation.  None of Ralston, Stock-holder, the Protein
   ---------      ---------------
Subsidiaries or any of their re-spec-tive affil-i-ates, or any of their respec-tive offi-cers, direc-tors, employ-ees, repre-senta-tives and agents, includ-ing, but not limited to, finan-cial advi-sors, attor-neys and ac-coun-tants, shall, di-rect-ly or indirect-ly, encour-age, solic-it, partici-pate in or initi-ate dis-cus-sions or nego-tiations with, or provide any information to, any Person (other than Du Pont, any of its affiliates or representa-tives) con-cern-ing any Acqui-sition Proposal (as defined below). For pur-poses of this Agree-ment, "Acquisi-tion Proposal" means any offer or
                                     ---------------------
proposal for a merger, con-sol-i-da-tion, recap-i-tal-iza-tion, liqui-da-tion, tender offer, ex-change offer, sale of as-sets outside the ordinary course of business, sale of shares of capi-tal stock or debt secu-ri-ties or similar transac-tions involv-ing any Protein Subsid-iary, division or operat-ing or principal busi-ness unit of the Business, other than the
transactions  contem-plated  by  this  Agree-ment.    Stock-holder  will
imme-di-ately cease any exist-ing activ-ities, dis-cus-sions or negotia-tions with any Person conducted hereto-fore with respect to any Acquisi-tion Propos-al.

ARTICLE  VIISection  .14             Brokers or Finders     Brokers or Finders
                                     ------------------     ------------------
Brokers  or  Finders          Brokers  or  Finders.
--------------------          --------------------

 (a) Each of Du Pont and Ralston represents, as to itself, its Sub-sid-iaries and its affiliates, that no agent, broker, invest-ment banker, financial advisor or other firm or Person is or will be entitled to any brokers' or finder's fee or any other commis-sion or similar fee in connection with any of the transac-tions contemplated by this Agree-ment except for financial advisory fees payable to J.P. Morgan & Co. by Ralston and to BT Wolfensohn by Du Pont; and

 (b) Each of Du Pont and Ralston agrees to indem-nify and hold the other harm-less from and against any and all claims, liabilities or obliga-tions with respect to any other fees, commis-sions or expenses as-serted by any Person on the basis of any act or state-ment alleged to have been made by such party or its affili-ates.

ARTICLE  VIISection  .15             Further Assurances     Further Assurances
                                     ------------------     ------------------
Further  Assurances          Further  Assurances.    If  at any time after the
-------------------          -------------------
Effec-tive Time any further action is necessary or desir-able to carry out the
---------
     purpos-es of this Agreement, the proper officers and directors of the parties hereto shall use all rea-son-able ef-forts to take, or cause to be taken, all such necessary ac-tions.

ARTICLE  VIISection  .16                 Publicity     Publicity     Publicity
                                         ---------     ---------     ---------
Publicity.    The  initial press release with respect to the execution of this
    -----
Agreement shall be a joint press release accept-able to Du Pont and Ralston. There-after, so long as this Agreement is in ef-fect, neither Ralston, Du Pont nor any of their re-spec-tive affil-iates shall issue or cause the publica-tion of any press release or other announcement with respect to this Agree-ment and the trans-actions con-tem-plated hereby with-out the prior consulta-tion of the other party, except as may be required by law or by any list-ing agree-ment with a na-tional secu-ri-ties exchange or trading market; provid-ed, however, that nothing con-tained in the forego-ing shall limit the
---------   -------
contents of any meet-ings or dis-cus-sions with ana-lysts, industry partici-pants, members of the press or interview-ers.

ARTICLE  VIISection  .17                    Notification  of  Certain  Matters
                                            ----------------------------------
Notification  of  Certain  Matters          Notification  of  Certain  Matters
          ------------------------          ----------------------------------
Notification  of Certain Matters.  Ralston shall give prompt notice to Du Pont
      --------------------------
and Du Pont shall give prompt notice to Ralston, of (i) the occur-rence or non-occurrence of any event of which such notifying party has knowledge the occur-rence or non-occur-rence of which would cause any repre-senta-tion or warranty contained in this Agreement to be untrue or inaccu-rate in any material respect at or prior to the Effec-tive Time and (ii) any mate-rial failure of Ralston, Stockhold-er or the Protein Subsidiar-ies (on the one
hand) or Du Pont or the Du Pont Merger Subsid-iaries (on the other hand), as the case may be, to comply with or satis-fy any cove-nant, condition or agree-ment to be com-plied with or satisfied by it hereun-der; provided,
                                                                     --------
howev-er,  that the delivery of any notice pursu-ant to this Section 6.8 shall
     ---
not limit or other-wise affect the reme-dies avail-able hereunder to the party receiving such notice.

ARTICLE  VIISection  .18                 Employee Matters     Employee Matters
                                         ----------------     ----------------
Employee  Matters          Employee  Matters.
    -------------          -----------------

 (a)              Continuation  of  Employ-ment.
                  -----------------------------

(i) Effec-tive as of the Initial Comple-tion Date, Du Pont will contin-ue the em-ploy-ment with any U.S. Pro-tein Sub-sid-iary of all employees of such U.S. Pro-tein Sub-sid-iary (A) who are en-gaged in the operation of the Busi-ness and who are active-ly at work as of the Initial Comple-tion Date, or (B) who are on an approved leave of absence from ac-tive em-ployment, in-cluding, but not limit-ed to, leave due to a short-term dis-ability or sick-ness, leave under the Family and Medi-cal Leave Act (FMLA)
     or a leave or layoff with re-call rights under a collec-tive bar-gain-ing agreement but (C) excluding those em-ployees who, as of the Initial Completion Date, are receiving long-term disabil-ity bene-fits pursu-ant to any em-ployee pension or wel-fare benefit plan and program of Ralston or any of its Subsid-iar-ies which provides disabili-ty bene-fits and further (D) ex-clud-ing those em-ployees listed in Section 6.9(a) of the Ralston Dis-closure Schedule (the "Dairy Food Em-ploy-ees"). All em-ploy-ees of a
                              -----------------------
U.S. Pro-tein Sub-sid-iary whose employ-ment is con-tin-ued immedi-ately follow-ing the Ini-tial Comple-tion Date are here-inaf-ter re-ferred to as "Trans-ferred Employ-ees". Du Pont and the U.S. Pro-tein Subsid-iaries shall
   ----------------------
retain and be solely re-sponsi-ble for any rein-statement or reem-ploy-ment claims made by any Trans-ferred Employee pursu-ant to any collec-tive bar-gain-ing agree-ment, or employment agree-ment or applicable law. Notwithstanding the forego-ing, except as may be re-quired by applica-ble law, employment agreement or collective bar-gaining agree-ment, Du Pont may cause a U.S. Protein Subsid-iary to terminate the employ-ment of any Trans-ferred Employee at any time on or after the Initial Comple-tion Date.

(ii) Effective as of the Foreign Closing Date appli-cable with respect to each Foreign Protein Subsid-iary, Du Pont will continue the employment with each such For-eign Protein Subsidiary of all employees of such For-eign Protein Subsid-iary and will cause the Foreign Protein Subsidiary to con-tinue to satisfy any obliga-tions of such Foreign Protein Subsidiary to its former employ-ees. Such current and former employees shall be defined as "Foreign
                                                                       -------
Employees".    Notwith-stand-ing  the  foregoing, except as may be required by
  -------
appli-cable law, employment agreement or collective bargain-ing agree-ment, Du
  -
Pont may cause a Foreign Protein Subsidiary to terminate the employment of any Foreign Employee at any time on or after the applica-ble Foreign Closing Date.

(iii) Ralston and Du Pont shall cooperate in trans-fer-ring, as soon as practicable following the appli-cable Foreign Closing Date, the employment of each em-ployee of a Ralston Subsid-iary who is engaged in con-duct-ing the Business to a Foreign Protein Subsidiary ("Trans-ferred Foreign Employees").
                                             ------------------------------
     The effective date of transfer of such employees shall be de-fined, with respect to each such employee, as the "Foreign Transfer Date".
                                              -----------------------

(iv) The Transferred Employees, Foreign Em-ploy-ees and Trans-ferred Foreign Employees shall be collec-tively herein-after referred to as "Protein
                                                                       -------
Em-ployees".    The  Initial  Completion  Date  with  respect  to  Transferred
----------
Employees,  the  applicable  Foreign Closing Date with respect to each Foreign
--------
Employee  and  the  applicable Transfer Date with respect to each Trans-ferred
--
Foreign  Employee  shall  be  hereinafter referred to as the "Trans-fer Date".
--                                                            --------------

(v) Prior to the Initial Completion Date, Ralston shall cause Ralston or a Ralston Subsidiary which is not a Protein Subsidiary to hire each Dairy
Food Em-ployee and to offer com-pen-sa-tion (includ-ing base salary or wage rate, vari-able com-pen-sation and long-term compen-sa-tion) and bene-fits to the Dairy Food Em-ployees sub-stan-tially similar, in the aggre-gate, to those provided to such Dairy Food Em-ploy-ees immedi-ately prior to the Ini-tial Completion Date.

 (b)        Com-pensation and Benefits.  As of the appli-cable Trans-fer Date,
            --------------------------
Du Pont shall or shall cause, as appli-ca-ble, the Protein Subsid-iaries or a Subsidiary of Du Pont to offer com-pen-sa-tion (includ-ing base salary or wage rate, vari-able com-pen-sation and long-term compen-sa-tion) and bene-fits to the Protein Em-ployees sub-stan-tially similar, in the aggre-gate, to those provid-ed to such Protein Em-ploy-ees immedi-ately prior to the appli-ca-ble Transfer Date; pro-vided that any employee or retir-ee
                                       --------- ----
bene-fits provid-ed to Protein Em-ploy-ees may be pro-vided under exist-ing or newly estab-lished employee bene-fit plans which may, in ei-ther case, be em-ploy-ee benefit plans of Du Pont, a Subsidiary of Du Pont or a Protein Subsidiary (any such em-ployee benefit plan in which Protein Employ-ees partici-pate, the "Appli-ca-ble Du Pont Plan") and which may be modi-fied at
                     -------------------------
any  time.    Du  Pont  shall  indemnify  and  hold  harmless  Ralston and its
Subsid-iaries,  their  direc-tors,  officers,  employees  and  agents, and all fiduciaries of employee benefit plans of such entities, for any claims relating to or arising out of changes or modifi-ca-tions, on or after the applicable Closing or effective Foreign Trans-fer Dates, to compensa-tion or benefits avail-able (pursuant to the Benefit Plans or de-scriptions thereof which have been delivered to Du Pont pursuant to Section 4.9(a) hereof) to the Protein Employees prior to the appli-cable Closing or effective Foreign Trans-fer Dates. Such claims shall in-clude, but are not limited to, the cost of paying claims by Trans-ferred Employees for post-retirement welfare benefits and for group health plan continua-tion cover-age pursu-ant to Code sec-tion 4980B and ERISA sec-tions 601 through 609 ("CO-BRA Coverage") under
                                                       ---------------
Ralston's  Com-pre-hen-sive  Health Plan or Executive Medical Plan; provid-ed,
                                                                    ---------
however, that Du Pont shall not have any liability pursuant to this subsection
 ------
(b) with respect to the Management Conti-nuity Agreements between Ralston and those employees of the Protein Subsidiaries named therein and any claims thereun-der, except that if Du Pont, a Subsid-iary of Du Pont or a Protein Subsidiary fails to maintain, for such employees subject to the Management Continuity Agreements, compensa-tion and benefits that are substantially similar in the aggregate to those in effect prior to the Initial Comple-tion Date as required hereunder, Du Pont shall have liability pursuant to the foregoing indemnification with respect to the Management Continuity Agreements. Changes announced or planned by Ralston to any employee benefit or to any Bene-fit Plan which are not in effect on the Initial Completion Date, including changes to the Ralston Pen-sion Plan in the future, shall not be deemed to be part of any employ-ee benefit or any Benefit Plan and shall not be taken into account for purposes of determining Du Pont's obligations under this subsection (b), nor shall this ESOP feature of the Ralston Savings Plan be deemed to be a part of the Ralston Savings Plan for purposes of determining Du Pont's obligation under this subsection (b) after it ceases to be a feature of the Ralston Savings Plan. Du Pont's indemnifi-cation obli-gations pursuant to this Section 6.9(b) shall be subject to the provisions of Section 9.2(g) hereof, for which purpose Ralston shall be deemed to be the Indemnified Party and Du Pont shall be deemed to be the Indemnifying Party.

 (c)              Certain  Liabilities.
                  --------------------

(i) On and after the applicable Trans-fer Date, Du Pont and the Pro-tein Subsidiar-ies shall retain and be solely re-spon-sible for all em-ployee lia-bilities or obli-ga-tions not otherwise pro-vided for in this Agree-ment, in-clud-ing, without limi-ta-tion, wag-es, ac-crued holi-day, vaca-tion and sick day bene-fits, whether aris-ing prior to or after the applicable Transfer Date, which re-late to any Pro-tein Employee.

(ii) Du Pont and the Protein Subsidiaries shall retain or assume responsibility for all bonus plans and liabilities associated therewith with re-spect to all Protein Employees.

(iii) Ralston shall be re-spon-sible for all liabili-ties in con-nection with claims incurred by any Trans-ferred Em-ploy-ee or Transferred
Foreign Employee prior to the appli-ca-ble Trans-fer Date under any em-ploy-ee bene-fit plans of Ralston or its Subsid-iaries that provide health, life or acci-dent bene-fits. Du Pont and the Protein Subsid-iaries shall be re-spon-sible for all lia-bili-ties in con-nection with claims for health, life, accident or long-term disability benefits by any Trans-ferred Em-ploy-ee or any Transferred Foreign Employee under any Appli-cable Du Pont Plan which are in-curred on or after the applicable Trans-fer Date. For pur-poses of this Section 6.9, a claim for health benefits shall be consid-ered in-curred on the date treat-ment is ren-dered or a ser-vice per-formed and a claim for life or accident benefits shall be consid-ered in-curred on the date the inci-dent occurred which gave rise to the claim. A claim for long-term disability bene-fits shall be con-sid-ered incurred at the time the claim for long-term disability benefits is approved. Ralston and its Subsid-iaries shall retain liability for retiree medical cover-age and the group health plan con-tinua-tion cover-age pursuant to Code sec-tion 4980B and ERISA sec-tions 601 through 609 for all former employ-ees and their depen-dents. Du Pont and the U.S. Protein Subsidiaries shall be responsi-ble for main-taining the group health plan coverage for Trans-ferred Employees and their depen-dents with respect to active employee medical cover-age, includ-ing but not limited to health reim-burse-ment account benefits pursuant to Code section 125.

(iv) The Transferred Employees who partic-ipated in Ralston's Partnership Life Plan and Volun-tary Enriched Life Plan may, subject to the terms and condi-tions of such plans, continue to partici-pate in such plans after the appli-cable Transfer Date. Du Pont shall have no rights or obligations with respect to such plans.

(v) Ralston shall be responsible for all liabili-ty in connec-tion with any workers' compensa-tion claims for which a claim was filed prior to the appli-ca-ble Trans-fer Date. Du Pont and the U.S. Protein Subsid-iaries shall be responsible for all liabilities in con-nection with any workers' compen-sation claims for which a claim was filed on or after the applica-ble Transfer Date.

(vi) Notwithstanding anything herein to the con-trary, Ralston shall be responsible for all lia-bili-ties with respect to employee benefit plans of Ralston or any Ralston Subsidiary regarding employees who are not Protein Em-ploy-ees, regard-less of when such claims are incurred.

 (d)              Participation  and  Service  Credit.
                  -----------------------------------

(i) On and after the applicable Transfer Date, Du Pont and Protein Subsidiaries shall give Protein Em-ploy-ees service credit for pur-pos-es of eligi-bili-ty, vest-ing, deter-mi-na-tion of the level of benefits and benefit accru-al under any Appli-ca-ble Du Pont Plan, for service with any Protein Sub-sidiary prior to the appli-ca-ble Transfer Date, to the extent such ser-vice was recog-nized under the corre-spond-ing employee benefit plans of Ralston, any Ralston Subsidiary or Protein Subsidiary.

(ii) Du Pont shall cause any pre-existing condi-tion restric-tions or wait-ing periods under Appli-ca-ble Du Pont Plans to be waived to the extent neces-sary to pro-vide immedi-ate cover-age to each Protein Employ-ee as of the appli-ca-ble Transfer Date. Du Pont's medi-cal plan will apply any amounts paid under Ralston's medical plan by a Protein Em-ployee or deduct-ibles and copayments during the year in which such Transfer Date falls toward deduct-ible, out-of-pocket limits and the orthodontia bene-fits of Du Pont's medi-cal plan for the plan year in which the Initial Comple-tion Date occurs, unless the cover-age option selected by the Protein Em-ployee does not have  deductibles  or  out-of-pocket  or  similar  lim-its.

(iii) An Applicable Du Pont Plan which pro-vides health and depen-dent care reimbursement accounts estab-lished under Code section 125 ("Du Pont's
                                                                     ---------
Reim-bursement  Plan")  will credit the account of each Trans-ferred Em-ployee
  ------------------
cur-rently participating in Ralston's comparable reim-burse-ment plan ("Ralston's Reimbursement Plan") with an amount equal to the aggregate pre-tax
        ----------------------
     contribu-tions made to such Trans-ferred Employee's account in Ralston's Reimbursement Plan during the 1997 calendar year through the applicable Transfer Date, reduced by any reimbursements during such period to the Trans-ferred Employee by Ralston's Reim-bursement Plan. Such resulting account shall be applied to any health bene-fit and dependent care claims incurred by the Trans-ferred Employee, or his or her covered depen-dents, through December 31, 1997 in accor-dance with the terms of the Du Pont Reimbursement Plan.

 (e)              United  States  Defined  Benefit  Pen-sion  Plan.
                  ------------------------------------------------

(i) Effective as of the Initial Comple-tion Date, Ralston shall cause the Transferred Employees to cease pension benefit accruals under the Ralston Purina Retire-ment Plan ("Ralston's Pension Plan") and Du Pont shall establish
                          ----------------------
     or desig-nate a de-fined benefit pension plan and trust in-tended to quali-fy under section 401(a) and sec-tion 501(a) of the Code, respectively (the "Du Pont's Pen-sion Plan"). No later than the date speci-fied below,
       --------------------------
Ralston shall cause the trustee of Ralston's Pension Plan to transfer to the trustee of Du Pont's Pension Plan an amount in cash equal to the Project-ed Benefit Obli-gation ("PBO"), as defined in Finan-cial Accounting Standards 87,
                      ---
attrib-utable to pen-sion bene-fits accrued as of the Ini-tial Completion Date by the Trans-ferred Employees (in-cluding those with less than one year of service as of the Ini-tial Completion Date) under Ralston's Pension Plan, excluding, however, those who have retired under Ralston's Pension Plan as of the Initial Completion Date (the "Transfer Amount"). For purposes of this
                                      ---------------
Agree-ment, the PBO for the Trans-ferred Employees shall be deter-mined in accordance with Ralston's Pension Plan documents and established admin-is-tra-tive procedures for Ralston's Pension Plan as of the Initial Completion Date. The follow-ing assumptions shall apply for purposes of deter-mining the PBO:

                    (A) the rate used to discount plan liabili-ties shall be equal to the greater of 7.25% per annum or the discount rate used by Du Pont as of December 31, 1997 with respect to Du Pont's Pen-sion Plan pursuant to Statement No. 87 of the Financial Accounting Standards Board (such great-er rate, the "Appli-ca-ble Dis-count Rate");
             ------------------------------

                    (B) the mortality table used shall be the 1983 Group annuity Mortality Table for Males, with no setback for males and a six-year setback for fe-males;

                    (C) the rates of retirement shall be the rates for normal and early retirements as-sumed for pur-poses of the Schedule B to the 1995 Form 5500 for Ralston's Pension Plan;

                    (D) the rates of turnover for Transferred Em-ploy-ees shall be the rates of turnover assumed or employees of the U.S. Protein Subsidiaries for purposes of the Sched-ule B to the 1995 Form 5500 for Ralston's Pension Plan;

                    (E) the rates of disability for Transferred Em-ploy-ees shall be the disability rates assumed for pur-poses of the Schedule B to the 1995 Form 5500 for Ralston's Pension Plan;

                    (F) all Transferred Employees shall be pre-sumed to elect a single life annuity at retirement with a guar-antee of sixty (60) monthly payments;

                    (G) for purposes of determining the portion of the PBO attributable to pre-retirement death bene-fits, ninety (90) per-cent of Transferred Em-ployees shall be presumed to be married and males shall be pre-sumed to be three years older than females;

                    (H) employee contributions without interest shall be assumed to be refunded to Transferred Employees on the earlier of their death or retire-ment;

                    (I) salary increases shall be presumed to be 5.5% per annum;

                    (J) maximum Social Security Wage base shall be assumed to increase 5.5% per annum, and limita-tions under Code sections 415 and 401(a)(17) shall be assumed to in-crease 5.0% per annum; and

                    (K) all other assumptions shall be those set forth in Schedule B to the 1995 Form 5500 for Ralston's Pension Plan.

          No changes in the status of any Transferred Employee between the Initial Completion Date and the date funds are actually transferred pursuant to this paragraph shall affect the Transfer Amount to be calculated hereun-der. The Initial Trans-fer Amount (as defined below) and the remainder of the Transfer Amount (the "Second Pay-ment") shall each be in-creased with
                               ---------------
interest at an effec-tive annual rate equal to the Applicable Discount Rate from the Initial Completion Date, to the actual date of each such transfer. The trans-fer of the Transfer Amount shall be condi-tioned upon comple-tion of the fol-lowing items: (1) the exchange of an opinion of each party's legal counsel stating that such party's respec-tive pen-sion plan is qualified under sec-tion 401(a) of the Code and the trust established under such pension plan is exempt from taxa-tion under section 501(a) of the Code; (2) the ex-change of a certification from the plan admin-istrator of each party's respective pen-sion plan that such plan has, in all material re-spects, been admin-is-tered and operated in a manner to preserve the plan's qualified status under the Code and the trust's exempt status under the Code; and (3) each party's filing, with the IRS, of the notice required by sec-tion 6058(b) of the Code. The parties agree that such notices required by section 6058(b)
of the Code will be filed within three (3) days of the Initial Comple-tion Date and the opinions and certifications in (1) and (2) above will be exchanged within thirty (30) days after the Initial Completion Date. An ini-tial por-tion of the Trans-fer Amount (the "Initial Transfer Amount")
                                                     -----------------------
shall be trans-ferred to the trustee of Du Pont's Pen-sion Plan by no later than three (3) busi-ness days after the expira-tion of the thirty (30) day wait-ing period re-quired by section 6058(b) of the Code. Unless other-wise agreed to by the parties, the Second Payment shall be trans-ferred no later than ninety (90) days after the last to occur of items (1) or (2) above.

(ii) In no event will the Transfer Amount be less than the amount of the present value of ac-crued bene-fits of the Transferred Employees who did not retire under Ralston's Pension Plan, as deter-mined based on the actu-arial assump-tions of Ralston's Pension Plan which amount satisfies sec-tion 414(l) of the Code.

(iii) The Transfer Amount will be deter-mined by agree-ment of Ralston and Du Pont. The Initial Transfer Amount shall be Twenty Five Million Dollars
     ($25,000,000). Ralston's actu-ary shall then calcu-late and shall pro-vide to Du Pont's actuary, at least thirty (30) days prior to the proposed transfer of the Second Pay-ment, a schedule of the Trans-fer Amount and suffi-cient detail regarding such calcula-tions to allow Du Pont to make an appropriate re-view. Upon transfer of the Second Pay-ment, Ralston and Ralston's Pension Plan shall cease to have any liability or obligation whatso-ever with re-spect to those assets and liabili-ties for accrued benefits of Transferred Employees transferred to Du Pont's Pension Plan or any obliga-tion for bene-fits which may be accrued after the Initial Completion Date by the Transferred Employ-ees, and Du Pont and the U.S. Protein Subsidiaries and Du Pont's Pension Plan shall assume and be responsible for all assets and liabili-ties for accrued benefits which were so trans-ferred. Ralston, the U.S. Protein Subsidiaries and Du Pont shall pro-vide each other with such re-cords and infor-ma-tion as may be neces-sary or appropri-ate to carry out their obli-ga-tions under this Section 6.9(e) or for the purpos-es of admin-istra-tion of Du Pont's Pension Plan, and they shall coop-er-ate in the filing of docu-ments required by the transfer of assets and liabil-ities de-scribed herein.

(iv) Notwithstanding anything herein to the con-trary, with respect to any Trans-ferred Em-ploy-ee who has re-tired under Ralston's Pen-sion Plan prior to or coin-ci-dent with the Initial Completion Date, the ser-vice of such Trans-ferred Employ-ee shall not be credit-ed for benefit accrual pur-poses under Du Pont's Pension Plan but shall be cred-ited for pur-pos-es of vest-ing and eligibility for early re-tire-ment, or dis-abil-ity retire-ment benefits, if any, under Du Pont's Pension Plan.

(f)            U.S. Savings Plan.  After the Initial Com-ple-tion Date, to the
               -----------------
extent elected by a Transferred Employ-ee, Du Pont's Savings Plan shall accept a direct rollover from Ralston's Savings Plan of an amount equal to each Trans-ferred Employee's account balance, as directed by the Trans-ferred Em-ploy-ee, in cash and/or notes associated with the outstand-ing balance of any loans to Transferred Employ-ees made pursuant to ERISA section 408(b)(1) and Code sec-tion 4975(d)(1), in accor-dance with appli-ca-ble law.

(g)           Post-Retirement Welfare Bene-fits.  Du Pont and the U.S. Protein
              ---------------------------------
Subsidiaries will be respon-si-ble for pro-viding post-retirement welfare bene-fits to Transferred Employees who were eligible for such benefits under the Ralston health plans at the Initial Completion Date and who retire from any U.S. Protein Subsid-iary fol-low-ing the Ini-tial Completion Date with the requi-site years of age and ser-vice. With re-spect to each Trans-ferred Em-ploy-ee who has not re-tired under Ralston's Pension Plan based on the terms and conditions of Ralston's Pension Plan as of the Initial Completion
Date, the service of such Trans-ferred Employee with any U.S. Protein Subsidiary shall be recog-nized for the pur-pose of deter-mining eligi-bility and level of benefits so provid-ed; pro-vided, howev-er, that such ser-vice
                                       ---------  --------
will not be so recog-nized unless Ralston, within ninety (90) days fol-lowing such Initial Completion Date, pays to the U.S. Pro-tein Subsidiaries in full an amount equal to sixty-two per-cent (62%) of the Accu-mu-lat-ed Post-retirement Bene-fit Obli-ga-tion as de-fined in Finan-cial Accounting Stan-dards 106 with re-spect to the Trans-ferred Employees as of the Initial Comple-tion Date under the Ralston post-re-tire-ment wel-fare benefit plans based on assump-tions used in Ralston's calcu-lations of liabili-ties under Finan-cial Ac-counting Stan-dards 106 as of September 30, 1997. The post-retire-ment welfare bene-fits for Trans-ferred Employ-ees who retire under Ralston's Pension Plan on or prior to such Initial Comple-tion Date shall be the sole re-spon-sibil-ity of Ralston. The parties to this Agreement hereby ac-knowledge and agree that the amounts paid by Ralston to Du Pont pursu-ant to this Section 6.9(g) shall be treated for all Tax purposes as if such amounts were con-tributed by Stock-holder to the U.S. Protein Subsid-iary immediate-ly prior to the relevant Initial Completion Date and, according-ly, acknowl-edge and agree that such payment will not result in a cur-rent Tax deduc-tion to Ralston or any Subsidiary of Ralston and will not result in the current recognition of income by Du Pont or any Sub-sid-iary of Du Pont. The par-ties to this Agreement fur-ther agree to take no posi-tion on any Tax
Re-turn, or in any audit or judi-cial or admin-is-trative proceed-ing or other-wise that is incon-sis-tent with the imme-diately preceding sentence.

(h)                    Executive  Benefit  Plans.
                       -------------------------

(i) Ralston and its Sub-sidiar-ies shall retain all lia-bility for benefits accrued or award-ed or claims in-curred as of the Initial Comple-tion
     Date under the Incentive Stock Plan, the Executive Long Term Disabili-ty Plan, the Execu-tive Health Plan, the Execu-tive Life Plan, the Manage-ment Continuity Agree-ments with certain executives of the Protein Subsid-iaries (except as otherwise agreed in Section 6.9(b) hereof) and the 1991 Split Dollar Second to Die Plan with re-spect to those Trans-ferred Employees who partici-pated in such programs immediately prior to the Initial Comple-tion Date.

(ii) Effective as of the Initial Completion Date, Ralston shall cause the Ralston Purina Company Deferred Compen-sa-tion Plan for Key Employees, the
     Ralston Purina Supple-mental Retire-ment Plan and the Ralston Purina Executive Savings Invest-ment Plan (the "Executive Plans") to be amended to
                                            ---------------
transfer to the applicable Protein Sub-sidiary a portion of each such plan related to the lia-bilities for certain benefits accrued by the Protein Employees as of the Initial Completion Date (the "Trans-ferred Execu-tive
                                                       -----------------------
Plans");  and  to  provide that on and after the Ini-tial Completion Date, the
    -
applicable Protein Subsidiary shall be the plan spon-sor and plan admin-is-trator of such plans. The lia-bili-ties to be trans-ferred pursuant to this Section 6.9(h)(ii) shall be the ac-count balanc-es of Protein Employees in the Equity and Variable Interest Options of the Ralston Purina De-ferred Compen-sation Plan for Key Employees, the account balances of Protein Em-ploy-ees in the Ralston Purina Company Execu-tive Savings Invest-ment Plan and the accrued benefits under the Sup-ple-mental Execu-tive Re-tire-ment Plan valued as of the Initial Comple-tion Date. Accrued benefits under the Ralston Purina Sup-plemen-tal Retirement Plan shall be equal to the pres-ent value of the pro-jected benefit obligation (deter-mined in the same manner as with respect to the Ralston Purina Re-tire-ment Plan as set forth in
Section 6.9(e)(i) hereof) accrued by the Protein Employees as of the Ini-tial Com-pletion Date. Ralston shall assign to the appli-cable Protein Subsid-iary the portion of any contracts between Ralston and the Protein Employees pursuant to which compensa-tion of such employees was deferred under the Equity Option and Variable Interest Option of the De-ferred Com-pen-sation Plan for Key Em-ploy-ees and any predecessor plans.

(iii) After the Initial Completion Date, Ralston and its Sub-sidiaries shall have no further au-thority or liabil-ity with respect to the Transferred
     Executive Plans and Du Pont and its Subsidiaries shall assume all authority for such Plans and shall be solely responsi-ble for all lia-bilities and obligations whatso-ev-er relating to benefits and claims for benefits thereun-der, whether such claim arose before or after the Ini-tial Completion Date. Du Pont and its Subsid-iaries shall indemnify and hold harm-less
Ralston and its Subsidiaries, and their officers, directors, em-ployees, agents and fiduciaries, against any and all claims arising out of any Protein Subsidiary's or Du Pont's spon-sor-ship of the such Plans, includ-ing but not limit-ed to claims arising out of the adminis-tration or amendment of such Plans or any registra-tion statement filed in connec-tion with any such Plan, includ-ing but not limit-ed to claims by employees or any govern-mental agencies.

(iv) On or promptly following the Initial Com-ple-tion Date, Ralston shall pay to the U.S. Protein Sub-sidiar-ies an amount in cash equal to sixty-two per-cent (62%) of the aggregate lia-bil-i-ties of the Trans-ferred Execu-tive Plans to be trans-ferred as of that date.

(v) Ralston shall retain all liability for all unpaid bene-fits, obligations and liabilities with respect to account balances of Protein Employees in the Fixed Bene-fit Option of the Ralston Purina Compa-ny Deferred
     Compen-sation  Plan  for  Key  Employees.

(vi) The par-ties to this Agree-ment hereby ac-knowl-edge and agree that the amounts paid by Ralston to U.S. Pro-tein Subsid-iaries pursu-ant to this Section 6.9(h) shall be treated for all Tax purposes as if such amounts were contributed by Stock-holder to the relevant U.S. Protein Subsidiary immediate-ly prior to the Ini-tial Completion Date and, according-ly, acknowl-edge and agree that such payment will not result in a current Tax deduc-tion to Ralston or any Subsidiary of Ralston and will not result in the current recognition of income by Du Pont or any Sub-sid-iary of Du Pont. The par-ties to this Agreement fur-ther agree to take no posi-tion on any Tax
Re-turn, or in any audit or judi-cial or admin-is-trative proceeding or other-wise that is incon-sis-tent with the imme-diately preceding sentence.
(vii) Effective as of the Initial Com-pletion Date, all of Ralston's obligations under the 1996 Split Dollar Second-To-Die Plan (the "Survivor Life
                                                                 -------------
Insurance  Plan")  including,  but  not  limited to, the obligation to pay any
---------------
premiums  on  life  insurance policies subject to such Plan (the "Poli-cies"),
----                                                              ---------
shall  cease with respect to the Transferred Employees who participated in the
--
Plan  immediately  prior  to  the  Initial  Completion  Date ("Sur-vi-vor Life
                                                               ---------------
Participants").  Promptly following the Initial Completion Date, Ralston shall
      ------
be reim-bursed for all premi-ums paid with respect to such Policies in accor-dance with the terms of the 1996 Split Dollar Agree-ments and Collater-al Assignments between Ralston and the Survi-vor Life Participants, or the trustee of a trust created by the Survivor Life Partic-ipants for the purpose of holding such Policies (the "Trustees"). Upon reim-burse-ment of
                                          --------
such premiums, Ralston shall release all of its rights under such Collateral Assign-ments in accordance with their terms, vesting full ownership rights in the Policies to the Survivor Life Partici-pants or the Trust-ees, as appro-priate. Du Pont shall cause the appropriate U.S. Protein Subsidiary to adopt a substan-tially identi-cal Survivor Life Insurance Plan with respect to all Survi-vor Life Participants, and shall enter into substan-tially identical Split Dollar Agree-ments and Collateral Assignments with the Survivor Life Participants, or the Trustees, in accor-dance with such Plan effective immedi-ately after the Initial Completion Date.

(i)         Paid Time Off.  As of the Ini-tial Com-pletion Date, Du Pont shall
            -------------
cause the U.S. Pro-tein Subsid-iaries to contin-ue to provide paid time off ("PTO") entitlements to the Trans-ferred Employ-ees that are sub-stan-tially
  ---
equiva-lent to the PTO entitlements of the Trans-ferred Employees under the PTO policy of the U.S. Protein Subsid-iaries immediately prior to the Ini-tial
     Completion Date. Du Pont and the U.S. Subsidiaries shall be responsible for all PTO benefit obli-gations with respect to the Trans-ferred Em-ploy-ees that are accrued but unpaid as of the Initial Com-pletion Date, in-cluding but not limited to PTO days that were "banked" for use during a future sabbatical leave.

               As of the applicable Transfer Date, Du Pont shall cause the Foreign Protein Subsidiaries to continue to pro-vide vacation entitlements to the Transferred Foreign Em-ployees that are substantially equivalent to the vacation entitlement of the Transferred Foreign Employees under the vacation plans, policies and practic-es applicable to such employees immediately prior
to  the  applicable  Transfer  Date.    Du  Pont  and  the  Foreign  Pro-tein
Subsidiaries shall be re-sponsible for all vacation benefit entitlements with re-spect to the Transferred Foreign Employees that are accrued but unpaid as of the applicable Transfer Date including, but not limited to vacation days that were "banked" for future use.

(j)            Actions by Du Pont.  Any action required to be taken under this
               ------------------
Section 6.9 by Du Pont, may be taken by a Subsidiary of Du Pont or a Pro-tein Subsidiary.

(k)           Canadian Foreign Funded Employee Benefit Plans.  With respect to
              ----------------------------------------------
any Ralston or Ralston Subsidiary funded Canadian pension plan in which Foreign Employees or Trans-ferred Foreign Employees participate (the "Cana-di-an Foreign Funded Benefit Plan"), the Foreign Protein Sub-sid-iaries
         -------------------------------
shall make available to the Foreign Employ-ees or Transferred Foreign Employees who are participants in such Canadian Foreign Funded Benefit Plan a comparable plan upon the transfer from the Canadian Foreign Funded Bene-fit Plan to such comparable plan of the Foreign Protein Subsidiary of an amount of assets sufficient to cover the greater of the ongoing lia-bility or solvency in respect of all Protein Employees who participate in such Funded Canadian Foreign Benefit Plan; provided that the trans-fer does not violate
                                  -------- ----
applicable laws, contracts or the terms of the Canadian Foreign Funded Bene-fit Plan.

(l)       Protein Foreign Funded Benefit Plans.  With re-spect to any Ralston,
          ------------------------------------
     Ralston Subsidiary or Pro-tein Sub-sidiary funded pension plan in which only Foreign Employ-ees or Transferred Foreign Employees participate (each, a "Pro-tein Foreign Funded Benefit Plan"), Du Pont and the Protein Subsidiaries
 -------------------------------------
shall assume or retain sole responsi-bility for each such Protein Foreign Funded Bene-fit Plan. No addition-al assets shall be transferred by Ralston or any Ralston Subsidiary to Du Pont or the Pro-tein Subsidiaries, or to any Protein Foreign Funded Benefit Plan, with respect to each such Protein Foreign Funded Benefit Plan.

(m)            Other Ralston Foreign Funded Employee Benefit Plans.  Except as
               ---------------------------------------------------
provided  in  Section  6.9(l)  hereof,  with respect to any Ralston or Ralston
Sub-sid-iary funded pension plan in which Foreign Employees or Trans-ferred Foreign Employees and other Ralston em-ployees participate (each, a "Ralston
                                                                       -------
Foreign  Funded  Benefit  Plan"),  the Foreign Protein Subsidiaries shall make
 -----------------------------
available  to  the  Foreign Employees of Transferred Foreign Employees who are
 --
participants  in  such  Ralston  Foreign Funded Benefit Plan a comparable plan
 -
upon  the  transfer  from  the  Ralston  Foreign  Funded  Benefit Plan to such
 -
comparable  plan  of  the  Foreign  Protein Subsid-iary of an amount of assets
 -
sufficient  to  cover  the  foreign  equiva-lent  of  the  pro-jected  benefit
 -
obligations  in  re-spect  of  all  Foreign  Employees  or Transferred Foreign
 -
Employees  who  partici-pate  in  such  Ralston Foreign Funded Benefit Plan as
 -
determined  by  the mutual agreement of Du Pont's and Ralston's actu-ar-ies or
 -
such lesser amount as necessary to prevent the Ralston Foreign Funded Bene-fit
     Plan from being funded on less than such projected bene-fit obli-gation basis with respect to the remaining Plan partici-pants; pro-vided that the
                                                            --------- ----
trans-fer of assets does not violate appli-ca-ble laws, con-tracts or the terms of such Plan.

(n)        Foreign Governmental or Quasi-Governmental Employ-ee Benefit Plans.
           ------------------------------------------------------------------
     With respect to Ralston or any Ralston Subsidiary, or any Protein Subsidiary governmen-tal, quasi-governmental or insured plan employee benefit plan in which Foreign Employees or Transferred Foreign Employees partici-pate (each, a "Foreign Book Accrual Benefit Plan"), the Foreign Protein
            -------------------------------------
Subsidiaries  shall  make  available  to  the Foreign Employees or Transferred
          -
Foreign Employees a compa-rable plan, or continue to sponsor such Foreign Book Accrual Benefit Plan on behalf of such employees as applicable, and shall be responsible for payment of the respective contribu-tions and premiums for each such Foreign Book Accrual Bene-fit Plan effective as of the Foreign Completion Date appli-cable with respect to each Foreign Protein Subsidiary, in accordance with applicable law and any governing documents.

(o)        Foreign Book Reserve Benefit Plans.  With respect to any Ralston or
           ----------------------------------
Ralston Subsidiary employee bene-fit plan for which Ralston or any Ralston Subsidiary, or any Protein Subsidiary, maintains a book reserve and in which Foreign Employees or Transferred Foreign Employ-ees partici-pate (each, a "Foreign Book Reserve Benefit Plan"), the Foreign Protein Subsidiaries shall
    --------------------------------
make available to the Foreign Employees or Transferred Foreign Employees, a compa-rable plan, or continue to sponsor such Foreign Book Reserve Benefit Plan, on behalf of such em-ploy-ees as appropriate, in accordance with applicable law.

(p)            Severance.  As of the applicable Transfer Date, Du Pont and the
               ---------
Protein Subsid-iaries shall retain and be re-sponsible for any and all severance costs, whether arising before or after the applicable Transfer Date, under the severance plans, programs and practices of the Protein Subsidiaries with respect to the Protein Employees except that Ralston shall be solely responsible for (a) severance costs incurred upon the termination of employees of Protein Technologies International Financial Services, N.V. as set forth in Section 6.9(p) of the Ralston Disclosure Schedule and (b) severance costs in-curred upon the transfer of the Trans-ferred Foreign
Employees  from  a  Ralston  Subsid-iary  to  a  Protein  Subsidiary.

ARTICLE  VIISection  .19            Non-Competition, Etc.     Non-Competition,
                                    ---------------------     ----------------
Etc.          Non-Competition,  Etc.          Non-Competition,  Etc.
   -          ----------------------          ----------------------

(a) Subject to the provisions of this Section 6.10, Ralston agrees that for a period of ten (10) years from the Initial Completion Date, Ralston and its successors (which shall include the pet food division and the animal feed division of Ralston and any Person that (i) Ralston merges into, (ii) Ralston trans-fers all or any part of its pet food divi-sion or its animal feed division to (other than any such Person who acquires all or any part of such divi-sion, unless the voting and equity ownership interest in such Person is in the aggregate owned directly or indi-rectly fifty percent (50%) or more by Persons who are in any of the fol-lowing categories: (x) merchant banks, leveraged buyout organizations, investment banks or other similar buyers who are commonly known as "finan-cial buy-ers"; (y) em-ploy-ees of the divi-sion or por-tion there-of being trans-ferred or the trans-feror or (z) Persons who directly or indirectly owned an equity or voting inter-est in such trans-ferred division or portion thereof immedi-ately prior to such trans-fer;
     pro-vided  that  the  exclu-sion  in  this  paren-theti-cal  of  certain
     ---------  ----
transferees  of such divi-sion shall not apply to Persons acquiring all or any
     ---
part of either such divi-sion as part of a spin off, split up or similar transac-tion), (iii) ac-quires Ralston if, after giving effect to such acquisi-tion, the share-holders of Ralston immedi-ately prior thereto own at least fifty per-cent (50%) of the voting or common stock of such ongoing Person or (iv) is a succes-sive successor (de-fined similarly to the forego-ing) to a Person de-scribed in clauses (i)-(iii) above) and their re-spec-tive affil-i-ates (collec-tively, the "Ralston Group") shall not (A)
                                                 -------------
manufac-ture or market, directly or indirectly, any-where in the world, isolated soy protein, soy milk, soy fiber, soy con-centrate or any product fifty percent (50%) or more of which (on a dry matter basis) is com-prised of soy protein (collec-tively, "Soy Competitive Prod-ucts"), except that Ralston
                              -------------------------
may manu-facture or cause to be manufactured any of the Soy Com-peti-tive Products for use as an ingredient in a different prod-uct manufactured by or for Ralston for sale to third par-ties, which different product is either (1) a pet or animal feed or (2) a product less than fifty percent (50%) of which (on a dry matter basis) is comprised of soy pro-tein; (B) manu-facture in
Europe for sale to others, directly or indi-rect-ly, baby pig, dairy calf or veal calf soy protein feed ingre-dients, it being understood that the alter-ation  or  modifica-tion  of  such  ingredients,  or  the procurement of toll-milled or custom-milled products, for use as an ingre-dient in such feeds, shall not constitute the direct or indirect manufac-ture thereof; or
(C) manufac-ture for sale to others, any-where in the world, any powdered soy protein product or extract there-of for human consump-tion (each of clauses
(A),  (B)  and  (C) shall consti-tute a "Pro-tein Com-peti-tive Busi-ness") or
                                         --------------------------------
(D) di-rectly or indi-rect-ly own a voting or equity inter-est of ten percent or more in, man-age, oper-ate, join or con-trol in any manner a Protein Competitive Busi-ness; pro-vid-ed that it shall not be deemed to be a
                         ----------  ----
viola-tion of clause (D) above for Ralston or any of its Subsid-iaries to own a voting or equity inter-est of less than fifty percent (50%) in any Person whose gross reve-nues de-rived from Protein Compet-i-tive Business-es are both less than $50 mil-lion and less than twenty-five percent (25%) of such
Person's  total  gross  reve-nues.    Each  in-vest-ment  made  by  Ralston,
Stock-holder or any of their re-spective Sub-sid-iaries which is sub-ject to the provi-sions of this Section 6.10 must be permis-sible hereun-der at the time of such invest-ment and, except in the case of Novogen Limit-ed, there-after; provided further that each member of the Ralston Group shall have
             -------- -------
twenty-four (24) months to divest itself of any in-vest-ment that com-plied with this section when made but which at any time there-after failed to so com-ply, such twenty-four (24) months to be mea-sured from the date of such non-compli-ance.

(b) For a period of three years (except with re-spect to non-exempt persons for whom it shall be one year) after the Ini-tial Com-ple-tion Date,
Ralston and the other members of the Ralston Group shall not, di-rect-ly or indi-rect-ly, (i) in-duce, en-cour-age or attempt to induce any offi-cer, em-ploy-ee, repre-sen-ta-tive or agent of Du Pont or any of its affil-iates, in-cluding any Protein Sub-sid-iary, engaged pri-marily in the Busi-ness to leave the employ of Du Pont or any such affili-ate, or vio-late the terms of any such Person's con-tracts, or any em-ploy-ment ar-range-ments, with Du Pont or any such affil-i-ate or (ii) hire any such officer, em-ployee, repre-senta-tive or agent of Du Pont or any of its affiliates except with the prior approval of Du Pont (which will not be unreasonably withheld); pro-vid-ed that the fore-go-ing re-stric-tion con-tained in clause (ii) above
         -  ----
shall not apply with respect to any Person from and after such time as such Person's employ-ment with Du Pont and all of its affili-ates shall have been termi-nated by Du Pont and its affil-iates.

(c)          Notwithstanding anything to the contrary con-tained in subsection
(a) of this Section 6.10, neither Ralston nor any member of the Ralston Group shall be deemed to have violat-ed the restric-tions con-tained in this Section
     6.10 in the event that Ralston or any member of the Ralston Group should as part of an acqui-si-tion, by joint ven-ture, merger, asset pur-chase, stock purchase or other busi-ness combi-na-tion acquire a voting or equity interest greater than that permitted by subsec-tion (a) of this Sec-tion 6.10 in any Person engaged in a Protein Competi-tive Business if (i) the revenue derived from such Pro-tein Com-petitive Busi-ness is less than 50% of the gross reve-nues of the Per-son, and (ii) Ralston or such member of the Ralston Group divests such por-tion of the Pro-tein Com-peti-tive Busi-ness to comply with the restric-tions con-tained in subsection (a) of this Section 6.10 within twenty-four (24) months from the date of such acqui-si-tion.

(d) The parties covenant and agree that no por-tion of the shares of Du Pont Common Stock to be received in the Mergers and Foreign Exchanges is attributable to the provi-sions of this Section 6.10. The parties further cove-nant and agree to take all financial and Tax report-ing positions con-sistent with such allocation.

(e) Ralston and Du Pont acknowledge that this Sec-tion 6.10 constitutes an independent covenant and shall not be affected by performance or nonperformance of any other provi-sion of this Agreement. Each of Ralston and
     Du Pont repre-sents that it believes that the cove-nants set forth in this Sec-tion 6.10 are reason-able and proper. It is the desire and intent of the parties that the provi-sions of this Section 6.10 shall be en-forced to the full-est extent permis-sible under applica-ble law. If all or part of this Section 6.10 is held inval-id, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agree-ment shall nevertheless remain in full force and effect. If any part of this
Section 6.10 is held to be excessively broad as to dura-tion, scope, activity or sub-ject, such part will be construed by limiting and reducing it so as to be en-forceable to the maximum extent compatible with appli-cable law.

ARTICLE  VIISection  .20           Use of Names and Marks     Use of Names and
                                   ----------------------     ----------------
Marks          Use  of  Names  and  Marks          Use  of  Names  and  Marks.
  ---          --------------------------          --------------------------

(a) Anything in this Agreement to the contrary notwithstanding, Du Pont agrees that, except with respect to the Fuji Joint Venture, it shall, and shall cause its Sub-sid-iar-ies to, as soon as practi-ca-ble after the Ini-tial Comple-tion Date and in any event within six months thereaf-ter, cease to (i) make any use of the names "Ralston," "Purina," "Ralston Purina," "Checkerboard Square," the Checkerboard logo and any ser-vice marks, trade-marks, trade names, iden-tifying sym-bols, logos, emblems, signs or insig-nia owned by or li-censed to Ralston or its Subsidiaries relat-ed there-to or con-tain-ing or com-pris-ing the fore-go-ing, includ-ing any name or mark con-fus-ingly similar thereto (the "Ralston Marks"), and (ii) hold
                                                -------------
itself out as having any affili-ation with Ralston or any of its Subsid-iar-ies other than as suc-cessor to the Busi-ness. In fur-ther-ance there-of, as prompt-ly as prac-ti-ca-ble but in no event later than six months fol-lowing the Effec-tive Time, Du Pont shall, and shall cause its Subsid-iar-ies to, re-move, strike over or other-wise oblit-erate or replace all Ralston Marks from all mate-rials owned by any Protein Sub-sid-iary, in-clud-ing, with-out limi-ta-tion, any vehi-cles, busi-ness cards, sched-ules, statio-nery, containers, packag-ing materi-als, dis-plays, signs, previ-ously prepared advertising and promo-tion-al mate-ri-als, manu-als,
forms,  com-put-er  soft-ware  and  other  mate-ri-als.    Anything  in  this
Agree-ment to the contrary notwith-standing, Du Pont acknowledges that the rights in and/or related to the Fuji Joint Venture assigned to Du Pont or to one or more of its Subsidiaries, do not include rights in the "Purina" trademark or trade name except to the extent necessary to require Fuji Oil Company, the Fuji Joint Ven-ture or other Person in which Fuji Oil Company has an inter-est, permanently to discontinue the use and registration of any trademark or trade name consisting of or containing the word "Purina." Du Pont agrees to exert its reasonable best efforts to obtain such discontinuance within twenty-four (24) months following the Initial Completion Date. Ralston agrees to refrain from exer-cis-ing such right for a period of twenty-four
(24) months following the Ini-tial Completion Date in the interest of facilitating the said joint venture's successful transi-tion from use of the name "Purina" so long as the Fuji Purina joint venture continues as now structured.

(b) Anything in this Agreement to the contrary notwithstanding, Ralston agrees that it shall, and shall cause its Subsid-iaries to, as soon as practica-ble after the Ini-tial Completion Date and in any event within six months fol-low-ing the last Foreign Closing Date, cease to (i) make any use of the Trade-marks included within the Intel-lec-tu-al Prop-er-ty to be owned by Du Pont or any Protein Subsidiary pursu-ant to this Agreement or any names or marks con-fus-ing-ly simi-lar there-to, and (ii) hold itself out as having any affil-i-ation with Du Pont or any Surviving Corpo-ration. In fur-ther-ance there-of, as prompt-ly as prac-ti-ca-ble, but in no event later than six months fol-lowing the Initial Comple-tion Date, Ralston shall, and shall cause its Sub-sidiar-ies to, re-move, strike over or other-wise oblit-erate or replace all Trade-marks included in such Intel-lec-tual Prop-er-ty from all mate-ri-als not owned by any Protein Subsid-iary, in-clud-ing, with-out limi-ta-tion, any vehi-cles, busi-ness cards, sched-ules, statio-nery, containers, packag-ing materi-als, dis-plays, signs, previously prepared advertising and promo-tion-al mate-ri-als, manu-als, forms, com-puter soft-ware and other mate-ri-als.

ARTICLE  VIISection  .21             Related Agreements     Related Agreements
                                     ------------------     ------------------
Related  Agreements          Related  Agreements.  At the Domes-tic Clos-ings,
-------------------          -------------------
Ralston and Du Pont shall enter into, execute and deliver (a) a transi-tion-al
------
     services agreement sub-stan-tially in the form attached hereto as Exhibit D (the "Bridg-ing Services Agree-ment"), (b) a registra-tion rights agree-ment
        -----------------------------
substan-tially  in  the form at-tached hereto as Exhibit E (the "Reg-istration
                                                                 -------------
Rights  Agree-ment"),  (c)  a  tax  sharing  and  indemnification  agree-ment
 -----------------
substantially  in  the  form  attached  hereto  as Exhibit F (the "Tax Sharing
 -------                                                           -----------
Agreement"),  (d)  agree-ments  providing for the operations after the Initial
 --------
Comple-tion  Date  of  the  For-eign  PTI  Sub-sidiar-ies  which are not being
 -
transferred  on  the  Initial  Completion  Date,  in-clud-ing  to  the  extent
 -
appli-cable the operations to be ac-quired by the New Point-er Sub-sid-iar-ies
 -
after  the  Ini-tial  Com-ple-tion  Date,  on  terms  con-sis-tent  with  this
Agree-ment  or  as  the  par-ties  hereto  other-wise  agree  (the "Operat-ing
                                                                    ----------
Agree-ment(s)"),  and  agreements  dealing  with  employees  conducting  sales
       ------
operations in Canada, Japan, the Philip-pines, Thai-land, Malaysia and Singapore substantially in the form attached hereto as Exhibit N (the "Sales
                                                                         -----
Office  Employees  Agree-ments"),  (f)  a  lease  agree-ment  relat-ing to the
 -----------------------------
head-quar-ters  of the Busi-ness in St. Louis, Mis-souri substan-tially in the
 -----
form  at-tached  hereto  as Exhib-it I (the "Head-quar-ters Lease"), (g) lease
                                             --------------------
agree-ments related to the space current-ly used by the Busi-ness in the research facili-ty in St. Louis, Missouri sub-stan-tially in the form attached hereto as Exhibits J-1 and J-2 (the "R&D Lease") and (h) a com-mod-i-ties
                                          ---------
purchasing agreement substantially in the form at-tached hereto as Exhibit M (the "Commodities Purchas-ing Agree-ment"). At or prior to the Domes-tic
       ------------------------------------
Closings, Ralston and the Pro-tein Subsidiar-ies shall enter into, execute and deliver a li-cense-back of cer-tain Intel-lec-tu-al Prop-er-ty sub-stan-tially in the form at-tached hereto as Exhib-it K (the "Intel-lectual Proper-ty
                                                       -----------------------
Assignment").
     -----

ARTICLE  VIISection  .22                    Reorganization      Reorganization
                                            --------------      --------------
Reorganization          Reorganization.  The parties hereto intend each of the
        ------          --------------
Mergers and each of the Foreign Exchanges to qualify as a reorganiza-tion under section 368(a) of the Code. Each party and its affili-ates shall use all reason-able efforts to cause the Merg-ers and the Foreign Exchanges to so qualify. The parties hereto and their respective Subsidiaries and other affiliates shall not (a) take any ac-tion, including any trans-fer or other dispo-si-tion of assets or any inter-est in the Protein Subsidiaries before or after the Domestic Clos-ings and the Foreign Closings, that would cause any Merger or any Foreign Exchange not to qualify as a reor-gani-zation within the mean-ing of section 368(a) of the Code and any comparable state or local tax stat-ute or (b) enter into any contract, agree-ment, com-mitment or arrange-ment to take any such action; provided that the parties hereto
                                            --------  ----
expressly agree that Du Pont shall be permitted to transfer the stock of any or all of the Protein Subsidiaries to a controlled (within the meaning of Section 368(c) of the Code) Subsid-iary of Du Pont at any time following the rele-vant Domestic Closing or Foreign Closing, as the case may be.

ARTICLE  VIISection  .23             Cash and Bank Accounts.     Cash and Bank
                                     ----------------------      -------------
Accounts.          Cash  and  Bank  Accounts.          Cash and Bank Accounts.
    ----           -------------------------           ----------------------

(a) With respect to U.S. Protein Subsidiaries, until the Initial Com-pletion Date, Ralston shall continue to employ cash management practices consistent with those em-ployed immediately prior to the date of this Agreement, in-cluding (i) continuing to col-lect funds generated from the Business from bank accounts of Ralston and the U.S. Protein Subsidiaries and through Ralston's standard cash management transfer system; and (ii) continuing to fund the bank ac-counts of Ralston and the U.S. Protein Subsidiaries in connection with cash dis-bursements related to the Business.

(b)             The following provisions of this subsection (b) are subject to
Section 6.14(e) hereof. All col-lec-tion and dis-burse-ment bank ac-counts of the U.S. Pro-tein Subsid-iaries existing as of the Initial Comple-tion
Date, including the balances therein, shall be retained at Closing by such U.S. Protein Subsidiar-ies, which shall retain lia-bility with respect to all checks or other drafts or with-drawals written on all such accounts prior to the Closing. Notwithstanding the foregoing, it is the inten-tion of the parties that the book cash balance of the U.S. Pro-tein Subsid-iaries, in the aggre-gate, as of 11:59 PM on November 30, 1997 shall be zero, and to the extent that the actual bal-ance, determined in the ordi-nary course con-sis-tent with past practices, is negative, Ralston shall pay to Du Pont an amount equal to such short-fall. To the extent that the actual book cash balance is positive, Du Pont shall remit to Ralston the amount of such excess over zero. Prior to any such payment, Ralston shall have the opportunity to review the books and records of the U.S. Pro-tein Subsidiar-ies and to confirm transactions with banks utilized by them in order to verify amounts to be paid. All disbursement bank ac-counts of Ralston which are utilized by the Business prior to the Ini-tial Completion Date shall be retained at Closing by Ralston, which shall retain liability with re-spect to all checks or other drafts or withdrawals written on all such accounts prior to 11:59 PM on November 30, 1997. At Clos-ing, no other checks or other drafts or with-drawals of the Busi-ness shall be made against such ac-counts, except as may be pro-vided in the Bridging Services Agree-ment. All bona fide checks and other instru-ments depos-ited in Ralston accounts or accounts of the U.S. Protein Subsid-iaries prior to the Initial Com-pletion Date and related to the operations of the Business which are returned to such accounts thereaf-ter shall be assigned to and shall become the responsibility of Du Pont, and Du Pont shall reimburse Ralston as soon as practicable for all such items re-turned to Ralston accounts upon the transfer to Du Pont of all rights relating to such checks or instruments and the re-ceipt by Du Pont or a Pro-tein Subsid-iary of pay-ment in cash in respect of such re-turned items; pro-vid-ed that such reim-burse-ment shall be limit-ed to the amount actually
 ---------  ----
re-ceived by Du Pont or a Protein Subsid-iary and Du Pont shall use reasonable best efforts to collect such checks in full.

(c)             The following provisions of this subsection (c) are subject to
Section 6.14(e) hereof. With respect to Foreign Protein Subsidiaries, until 11:59 PM on November 30, 1997, Ralston shall employ cash manage-ment practices, through capital contribu-tions, divi-dends or other distribu-tions, or other-wise as appropri-ate, in a manner designed to provide that as of such time the aggregate book cash balance of the Foreign Protein Subsid-iaries (other than amounts placed in escrow accounts in defeasance of outstand-ing Indebtedness of any of the Foreign Protein Subsidiaries) will be One Million Eight Hundred Thousand Dollars ($1,800,000), and that such aggre-gate amount will be allo-cated among the various Foreign Protein Subsidiaries as necessary to provide for their respec-tive ordinary cash requirements. To the extent that the actual aggregate book cash balance is less than One Million Eight Hundred Thousand Dollars ($1,800,000), Ralston shall pay to Du Pont an amount equal to such shortfall. To the extent that the actual aggregate book cash balance is in excess of Two Million Dollars ($2,000,000), Du Pont shall issue shares of Du Pont Common Stock to Ralston which are equal in value, based on the closing sale price of Du Pont Common Stock at the time of issuance, to the amount of the excess over One Mil-lion Eight Hun-dred Thousand Dol-lars ($1,800,000). Prior to any such payment or issu-ance, Ralston shall have the oppor-tunity to review the books and records of the Foreign Pro-tein Subsid-iaries and to confirm transactions with banks utilized by them in order to verify amounts to be paid or issued. On and following the Initial
Completion Date, even if the Closings with respect to any Foreign Protein Subsid-iaries have not occurred, Ralston shall no longer authorize divi-dends or other distri-butions to be made by, or capital contributions to be made to, any Foreign Protein Subsidiar-ies, and any funding of cash needs of such Subsidiaries for which Closings have not occurred shall be made by Du Pont pursuant to the terms of the re-spective Operating Agree-ments. In addition to the foregoing, PTI Argentina shall have an aggregate book cash balance of Eight Hun-dred Sev-enty Two Hundred Thousand Dol-lars ($872,000) and Pointer shall have an aggregate book cash balance of Two Mil-lion Eight Hun-dred Thousand Dol-lars ($2,800,000), which amounts shall be excluded from the calculation of the $1,800,000 and the $2,000,000 amounts set forth above.

(d) Separate from and without otherwise limiting or affecting the provisions of Section 6.14(b) hereof, (i) Fiber Sales shall have at the Effective Time an addition-al amount of Nine Million Dollars ($9,000,000) in cash (the "Excess Cash") and (ii) Ralston shall pay an additional $1,850,080
             -----------
to  PTI  on  or  promptly  following  the  Initial  Com-ple-tion  Date.

(e)            The parties have determined, in accor-dance with and subject to
Section 2.5(a)(iv) hereof, that the eco-nom-ics of the Closings shall be such as to transfer economic owner-ship of cash flows of the Busi-ness to Du Pont as  of  11:59  PM  (local  time)  on November 30, 1997 rather than the Initial
Completion  Date.    According-ly,  the  calculations  set  forth  above  in
subsections  (b)  and  (c)  of  this  Section 6.14 shall be subject to further adjust-ment, as set forth below. Ralston shall keep track of (x) all cash receipts of the Protein Subsidiaries, minus (y) the sum of all cash dis-bursements of, and cash con-tributions by Ralston or a Sub-sidiary thereof
     (other than a Protein Sub-sidiary) to, the Protein Subsidiaries during the period from 11:59 PM on November 30, 1997 to 12:01 AM on December 3, 1997 (such amount, the "Ad-just-ment Amount") and shall inform Du Pont promptly
                      --------------------
upon calcu-lating the Adjust-ment Amount. Cash receipts shall include checks received. Du Pont shall have the right to review Ralston's calcu-la-tion of the Ad-justment Amount and the back-up there-for. In the event of any dis-pute between the par-ties, they shall use their best efforts to resolve it. In the event the parties agree, or it is otherwise conclu-sively deter-mined, that (i) the Ad-justment Amount is nega-tive, Du Pont shall deliver addition-al shares of Du Pont Common Stock, or (ii) the Adjustment Amount is positive, Ralston shall deliver shares of Du Pont Common Stock back to Du Pont, in each case with an aggregate value (based on the market price of Du Pont Common Stock at the time of delivery or redelivery) equal to such Adjustment Amount. Such shares of Du Pont Common Stock shall be deliv-ered for the benefit of, or redelivered on behalf of, the appropriate Protein Subsidiar-ies, based on what the calcula-tion of such Adjust-ment Amount would be for such Protein Subsidiary separately.

ARTICLE VIISection .24          Industrial Revenue Bonds and Other Real Estate
                                ----------------------------------------------
     Issues          Industrial  Revenue  Bonds  and  Other Real Estate Issues
     ------          ---------------------------------------------------------
Industrial  Revenue  Bonds and Other Real Estate Issues     Industrial Revenue
    ---------------------------------------------------     ------------------
Bonds  and  Other  Real  Estate  Issues.
 --------------------------------------

(a) Certain facilities, equipment and other pro-jects located at Pryor, Oklahoma (the "Projects") are the subject of various loan agreements (the "IRB
               --------                                                    ---
     Loan  Agree-ments")  or  lease  agree-ments  (the "IRB Lease Agreements")
     -----------------                                  --------------------
entered into in con-nection with the issuance by the Oklahoma Ordinance Works Authority (the "Authority") of various tax exempt bond issues (the "Bonds").
                  ---------                                           -----
The IRB Loan Agreements, the IRB Lease Agree-ments and the Bonds are listed in
Section 6.15 of the Ralston Dis-closure Schedule. Ralston shall remain liable for all debts, liabili-ties, payments and obli-ga-tions (including financial re-porting obliga-tions) with respect to the IRB Loan Agreements, the IRB Lease Agreements and the Bonds, except as otherwise herein agreed, and shall hold and save Du Pont, and PTI (or any other Protein Subsid-iary operating the Projects) harmless from the foregoing includ-ing any costs of admin-is-tration reasonably incurred and any losses sus-tained as a result of Ralston's failure to per-form, comply with or pay such debts, liabilities, pay-ments and obliga-tions, includ-ing without limitation any and all lia-bility to bond-holders or any other person in the event any such bonds cease to be deemed tax-exempt. Except as set forth below, Ralston shall sublease the Projects which are the subject of the IRB Lease Agree-ments to PTI, which sub-lease shall be substantially in the form attached hereto as Exhib-it L. Ralston cove-nants and agrees that upon the defea-sance or maturity by reason of accelera-tion, re-demption or other-wise of the bond indebted-ness relating to the Pro-jects which are the subject of the IRB Lease Agree-ments, or upon the reason-able request of Du Pont or PTI, Ralston will timely and promptly acquire fee title there-to and transfer such fee title to PTI or another desig-nated Protein Subsid-iary. Ralston also cove-nants and agrees that it will, on the Initial Completion Date, send appropri-ate notice to the Authority and to each trustee under the inden-tures pursuant to which the Bonds were issued of the assign-ments, subleases and conveyances pursuant to the provi-sions hereof, all as may be required by the terms of such Bonds or inden-tures.

(b) Du Pont agrees to cause PTI, or any other Sub-sidiary operating the Projects, to permit the respec-tive issuers or trustees with respect to the Bonds, or their duly authorized agents, to enter its facilities for the pur-pose of examination and inspection of said Projects, at all reasonable times during normal business hours, subject to any other rights which Ralston may have under the indentures or other agree-ments related to the Bonds.

ARTICLE  VIISection  .25             Interim Operations of Du Pont     Interim
                                     -----------------------------     -------
Operations of Du Pont     Interim Operations of Du Pont     Interim Operations
    -----------------     -----------------------------     ------------------
     of  Du  Pont.   Du Pont covenants and agrees that, except as set forth in
     ------------
Section 6.16 of the Du Pont Disclosure Schedule or as con-sented to by Ralston in writing, after the date here-of, and prior to the Effective Time:

(a) the business of Du Pont and its Sub-sidiar-ies shall be conducted in all material respects only in the ordi-nary and usual course of business;

(b) it shall not declare, set aside or pay any dividend or other distribution payable in stock or property (other than in cash) with respect to its capital stock if such action has a materi-al adverse impact on Du Pont's stock price;

(c) it shall not split, combine or re-classify any of its shares of capital stock unless appro-priate adjustment is made to the Merger Conversion Ratios and the number of Du Pont Shares to be issued pursuant to the Foreign Exchanges;

(d) it shall not adopt, as to itself, a plan of com-plete or par-tial liquidation, dissolution, merg-er, con-soli-dation, re-struc-tur-ing, recapitalization or other reorga-niza-tion; and

(e) it shall not take, omit to take, agree to take, or agree not to take, any action that would: (i) make any representation or warranty of Du Pont or its Subsidiar-ies contained herein inaccurate in any respect at, or as of any time prior to, the Effective Time or (ii) cause or be reason-ably likely to result in any of the condi-tions to the transac-tions contemplated by this Agreement not being satis-fied or materially impair the ability of Du Pont or its Subsidiaries to consummate such transactions.

ARTICLE  VIISection  .26               Delivery of Surveys and Title Poli-cies
                                       ---------------------------------------
Delivery  of  Surveys  and  Title  Poli-cies     Delivery of Surveys and Title
  ------------------------------------------     -----------------------------
Poli-cies     Delivery of Surveys and Title Poli-cies.  Ralston agrees that it
  -------     ---------------------------------------
     shall, and shall cause its Subsidiaries to, deliver to Du Pont copies of all sur-veys and title policies relating to each of the manufactur-ing facil-i-ties of the Business located in the United States and the appropriate evidence of ownership of the manu-fac-tur-ing facility in Belgium prompt-ly upon the re-ceipt of such sur-veys, title poli-cies and evidence of ownership.

ARTICLE  VIISection  .27                    Access  to  Information.
                                            -----------------------

(a) From and after the Initial Completion Date, Du Pont shall cause the Protein Subsidiaries to afford Ralston, and Ralston shall afford to Du Pont, and their respective agents, employees, accountants, counsel and other designated representatives, reasonable access and duplicat-ing rights during normal business hours to all records, books, con-tracts, instru-ments, computer data and other data and infor-mation (collec-tively, "Information")
                                                                 -----------
within such Person's possession relating to the Protein Subsidiaries' busi-ness-es, assets or lia-bil-ities, inso-far as such access is reason-ably requested by such other party. Without limiting the forego-ing, such Information may be requested under this Section 6.18 for audit, accounting, claims, litigation and Tax purposes, as well as for purposes of fulfilling disclo-sure and reporting obligations.

(b) In connection with any liabilities assumed or retained by either Ralston, on the one hand, or Du Pont or any of the Protein Subsidiaries, on the other hand, each of the parties hereto shall, and shall cause their respective agents and employees to, aid, cooperate with and assist the other party or parties in their defense of such assumed or retained litigation or liabilities, by, among other things, providing such other party or parties with full access to pertinent records at such times as such other party or parties may rea-son-ably re-quest, and making avail-able for depo-si-tions, testimo-ny or other consul-tation, such officers, employees or agents as such party or parties may reasonably request without cost to such party or parties except for reimburse-ment by it or them of reasonable out-of-pocket expenditures incurred in connec-tion with such cooper-ation and assistance.

ARTICLE  VIISection  .28                 Insurance     Insurance     Insurance
                                         ---------     ---------     ---------
Insurance.    Ralston  agrees  to take on a timely basis the following actions
    -----
with respect to the insur-ance poli-cies referred to below (the actions specified in subsections (a) (the second sentence thereof) and (b) shall be taken prior to the Ini-tial Com-ple-tion Date):

(a) Ralston's current and prior liability insur-ance policies that provide coverage in respect of the opera-tions or activities of the Business on an occurrence basis shall be maintained by Ralston for all occurrences which take place prior to the Initial Completion Date. In addi-tion, Ralston shall ob-tain, for a period of six years, Cover-age B Dis-covery Cover-age for occur-rences prior to the Ini-tial Comple-tion Date under poli-cies issued by XL (Pol-icy XLUMB-00373, $75MM Limit) and ACE (Policy RAL-5059/5,
$150MM Limit) which are part of the cur-rent Ralston program. When Du Pont becomes aware of a possible claim, Du Pont shall notify Ralston in a timely manner and Ralston will re-ceive full coop-er-a-tion from Du Pont in pursuing such claim under the insur-ance cover-age.

(b) The current Ralston Purina Property and Busi-ness Inter-ruption coverage provided by Ameri-can Guaran-tee and Liability Insurance Co. (Binder No. PPR6884311-03) shall be extended to include all of the Business sites that are cur-rently covered in the global program until August 31, 1999. This extension will not include coverage for flood or earthquake. Du Pont, an affil-i-ate of Du Pont or a Pro-tein Sub-sid-iary will be a named in-sured and sole loss payee for any Busi-ness-relat-ed loss.

(c) Any open claims filed with insurers on behalf of a Protein Subsidiary, not settled prior to the Initial Completion Date, shall con-tin-ue to be settled by Ralston and any pro-ceeds shall be payable to a Protein Subsidiary or Du Pont.

(d) Ralston shall bear the full cost of insur-ance coverages as required above, as well as any costs asso-ciated with the pursuit of claims payment  from  the  insurance  carri-ers.

(e) Failure of Ralston to complete any of the above requirements shall not absolve it of the responsibili-ty of indemnifying Du Pont and the Protein Subsidiaries to the extent provided herein (including pursuant to Section 9.2(a)(vi) hereof). Without limiting the foregoing, Ralston agrees to take all action necessary to keep the insur-ance coverages described above in full force and effect and to timely pursue all rights and remedies thereunder.

(f) Ralston hereby assigns to Du Pont any amounts payable to Ralston or a Subsidiary of Ralston under any insurance policy referred to in this Section
     6.19 to the extent that such amounts would constitute Damages (as de-fined in Section 9.2(a) hereof) in respect of which a Du Pont Indemnified Party (as defined in Section 9.2(a) hereof) would be entitled to be indemnified under Section 9.2(a) hereof with-out regard to the limi-ta-tions
set  forth  in  Sec-tion  9.2(c)  here-of.    To  the  extent  any  further
docu-menta-tion or instru-ments are reason-ably request-ed by Du Pont or are necessary to cause such as-sign-ment to be effec-tive, Ralston agrees to promptly execute the same.

ARTICLE  VIISection  .29          Novogen     Novogen     Novogen     Novogen.
                                  -------     -------     -------     -------
Ralston shall timely make all payments required to be paid by it, and perform all other obligations to be performed by it, under the equity pur-chase agree-ment con-tem-plat-ed by the Purchase Agreement, dated November 14, 1997, between  Ralston  and  Novogen  Limit-ed.


ARTICLE  VIII          CONDITIONS     CONDITIONS     CONDITIONS     CONDITIONS

ARTICLE  VIIISection  .10            Conditions to Each Party's Obliga-tion to
                                     -----------------------------------------
Effect  the  Mergers      Conditions to Each Party's Obliga-tion to Effect the
   -----------------      ----------------------------------------------------
Mergers          Conditions  to Each Party's Obliga-tion to Effect the Mergers
  -----          -------------------------------------------------------------
Conditions  to Each Party's Obliga-tion to Effect the Mergers.  The respective
 ------------------------------------------------------------
obliga-tion of each party to effect the Mergers shall be subject to the satis-faction or waiver on or prior to the Initial Completion Date of each of the fol-lowing conditions:

(a) No statute, rule, order, decree or regu-la-tion shall have been enact-ed or pro-mul-gat-ed by any for-eign or domes-tic Gov-ern-mental Entity (and be in effect) which pro-hib-its the con-sum-mation of any of the Mergers or the PTIBV Exchange.

(b) There shall be no order or in-junc-tion of a foreign or United States feder-al or state court or other Governmental Entity of competent juris-diction in effect pre-cluding, restrain-ing, enjoining or prohibit-ing consum-ma-tion of the Mergers.

(c) The expiration or early termi-na-tion of all applicable waiting periods under the HSR Act shall have oc-curred and all governmental authorizations or approvals re-quired in connection with the transactions contemplated by this Agreement shall have been obtained or given, other than those authorizations and approvals, the fail-ure of which to have been obtained, would not, in the aggregate, have a Mate-rial Adverse Effect on the Busi-ness, taken as a whole.

(d) Between the date of this Agreement and the Effec-tive Time, there shall not have occurred, and then be in effect, any delisting on The New York Stock Ex-change of the Du Pont Shares.


ARTICLE  VIIISection  .11             Conditions to Obligation of U.S. Protein
                                      ----------------------------------------
Subsidiaries  to  Effect  the  Mergers        Conditions to Obligation of U.S.
    ----------------------------------        --------------------------------
Protein  Subsidiaries  to  Effect  the Mergers     Conditions to Obligation of
    ------------------------------------------     ---------------------------
U.S.  Protein  Subsidiaries to Effect the Mergers     Conditions to Obligation
   ----------------------------------------------     ------------------------
of U.S. Protein Subsidiaries to Effect the Mergers.  The obli-ga-tions of each
 -------------------------------------------------
     U.S. Protein Subsidiary to effect the Merg-ers shall be sub-ject to the satis-fac-tion or waiver on or prior to the Initial Comple-tion Date of the fol-low-ing addi-tional condi-tions:

(a) Du Pont and the Du Pont Merger Subsidiar-ies shall have each per-formed or complied in all material re-spects with all obli-ga-tions and agree-ments required to be performed or com-plied with by it under this Agreement at or prior to the Effec-tive Time.

(b) The representations and warranties of Du Pont and the Du Pont Merger Subsidiaries contained in this Agree-ment shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such date, and the aggregate effect of all inaccura-cies in the repre-sen-ta-tions and war-ran-ties of Du Pont and the Du Pont Merger Subsidiaries con-tained in this Agree-ment (without taking into account any qualifi-ca-tions, exceptions or limi-tations as to materiality or Material Adverse Effect con-tained in such repre-sen-ta-tions and war-ran-ties) as if made at and as of the Effec-tive Time, did not and would not have a Mate-rial Ad-verse Effect on Du Pont and its Subsid-iaries, taken as a whole.

(c) From the date of this Agreement through the Effective Time, there shall not have been any event, fact, condition, change or effect that is, or is reason-ably likely to be, materially adverse to the condi-tion (fi-nan-cial or other-wise), as-sets, busi-ness-es or re-sults of opera-tions of Du Pont and its Subsid-iaries, taken as a whole.

(d) Such licenses, permits, con-sents, approv-als, authoriza-tions, qualifications and orders of Govern-mental Entities and other third par-ties as are neces-sary in connec-tion with the Mergers shall have been ob-tained, except where the failure to obtain such licens-es, per-mits, consents, ap-provals, authoriza-tions, quali-fica-tions and orders would not, individu-ally or in the aggre-gate with all other fail-ures, reasonably be expected to have a Material Adverse Effect on Ralston and its Subsid-iaries (other than the Protein Subsid-iaries, taken as a whole) or Du Pont and its Subsidiaries, taken as a whole.

(e) Stockholder shall have received a cer-tifi-cate from the Vice President and General Manager of Du Pont's Agri-cul-tur-al Prod-ucts Divi-sion, dated the Clos-ing Date, to the effect that the condi-tions set forth in paragraphs (a), (b), (c) and (d) above have been satis-fied.

(f) Du Pont shall have executed and delivered to Ralston the Registration Rights Agreement, the Bridging Ser-vices Agreement, the Tax
Sharing  Agree-ment,  the  Head-quar-ters  Lease  and  the  R&D  Lease.

(g) Ralston shall have received the opinion of tax counsel to Ralston to the effect that (i) the Mergers and the Foreign Ex-changes will each consti-tute a reorga-niza-tion for United States feder-al income tax purposes within the meaning of section 368(a) of the Code and (ii) Du Pont, each of the Du Pont Merger Sub-sid-iaries, each of the U.S. Pro-tein Subsid-iaries and each of the Foreign Protein Subsid-iaries -will be a party to their respec-tive reor-gani-za-tions within the mean-ing of sec-tion 368(b) of the Code. Ralston and Du Pont shall each deliver to Ralston's tax counsel representation letters relat-ing to each of the Merg-ers and each of the For-eign Ex-chang-es quali-fying as a reor-gani-zation for United States feder-al income tax pur-poses within the meaning of section 368(a) of the Code, substan-tially in the form at-tached hereto as Exhibits G-1 and G-2 (in the case of Du Pont) and Exhibits H-1 and H-2 (in the case of Ralston). Such representation letters of Ralston and such representa-tion letters of Du Pont shall con-stitute repre-senta-tions and war-ran-ties of Ralston and Du Pont, re-spec-tive-ly.

ARTICLE  VIIISection .12          Conditions to Obligation of the Du Pont U.S.
                                  --------------------------------------------
Merger  Subsidiaries to Effect the Mergers     Conditions to Obligation of the
------------------------------------------     -------------------------------
Du  Pont  U.S.  Merger  Subsidiaries  to  Effect the Mergers     Conditions to
------------------------------------------------------------     -------------
Obligation  of  the  Du  Pont  U.S.  Merger Subsidiaries to Effect the Mergers
------------------------------------------------------------------------------
Conditions to Obligation of the Du Pont U.S. Merger Subsidiaries to Effect the
------------------------------------------------------------------------------
     Mergers.    The  obligations of the Du Pont Merger Subsidiaries to effect
     -------
the Mergers shall be subject to the satis-fac-tion or waiver on or prior to the Closing Date of the follow-ing addi-tion-al condi-tions:

(a) Ralston, Stockholder and the Protein Subsid-iar-ies shall each have per-formed or com-plied in all mate-ri-al respects with all obligations and agree-ments re-quired to be per-formed or complied with by it under this Agreement at or prior to the Effective Time.

(b) The representations and warranties of Ralston and Stockholder con-tained in this Agree-ment shall be true and cor-rect in all material respects at and as of the Effec-tive Time as if made at and as of such date, and the aggre-gate effect of all inaccura-cies in the repre-sen-ta-tions and war-ran-ties of Ralston, Stockholder and the Protein Subsid-iaries con-tained in this Agree-ment (with-out taking into account any quali-fica-tions, exceptions or limita-tions as to materi-ality or Material Adverse Effect con-tained in such repre-senta-tions and war-ran-ties) as if made at and as of the Effec-tive Time, did not and would not, have a Mate-rial Ad-verse Effect on the Busi-ness, taken as a whole.

(c) From the date of this Agreement through the Effective Time, there shall not have been any event, fact, condition, change or effect that is, or is reason-ably likely to be, materially adverse to the condi-tion (fi-nan-cial or other-wise), as-sets, busi-ness-es or re-sults of opera-tions of the Protein Subsidiaries, taken as a whole.

(d) Such licenses, permits, con-sents, approv-als, authoriza-tions, qualifications and orders of Govern-mental Entities and other third par-ties as are neces-sary in connec-tion with the Mergers or the transfer of any assets to be transferred hereunder shall have been ob-tained, except where the fail-ure to obtain such licens-es, per-mits, con-sents, ap-prov-als, authori-zations, quali-fica-tions and orders would not, indi-vidu-ally or in the aggre-gate with all other fail-ures, rea-sonably be expected to have a Materi-al Adverse Effect on (i) Du Pont and its Sub-sid-iar-ies, taken as whole or (ii) the U.S. Pro-tein Subsid-iaries, taken as a whole.

(e) Du Pont shall have received a certifi-cate from the Chief Execu-tive Offi-cer of PTI and the Chief Finan-cial Officer of Ralston, dated the
Clos-ing Date, to the effect that the condi-tions set forth in paragraphs (a),
(b),  (c)  and  (d)  above  have  been  satis-fied.

(f) At the Effective Time, there shall not be any out-stand-ing op-tions, war-rants, calls, pre-emp-tive rights, sub-scrip-tions or other rights, agree-ments, ar-rangements or com-mitments of any character of Ralston or any of its Sub-sidiar-ies obligat-ing Ralston or any of its Subsidiaries to issue, trans-fer or sell or cause to be issued, trans-ferred or sold any shares of capital stock of, or other equity interest in, the U.S. Protein Subsid-iar-ies or any Foreign Protein Subsid-iary being acquired concur-rently with such Closing or any of their respective Subsidiaries or securi-ties con-vert-ible into or ex-change-able for such shares or equity interests, or obli-gating Ralston or any of its Sub-sidiaries to grant, extend or enter into any such option, warrant, call, subscrip-tion or other right, agreement, arrangement or commit-ment.

(g) Ralston shall have executed and delivered to Du Pont the Registration Rights Agreement, the Bridg-ing Services Agree-ment, the Tax Shar-ing Agree-ment, the Headquar-ters Lease, the R&D Lease, the Intel-lectual
     Property  Assign-ment  and  the  Commodities  Purchasing  Agree-ment.

(h) Du Pont shall have received the opinion of tax counsel to Du Pont to the effect that (i) the Mergers and the Foreign Ex-changes will each consti-tute a reorga-niza-tion for United States feder-al income tax purposes within the meaning of section 368(a) of the Code and (ii) Du Pont, each of the Du Pont Merger Sub-sid-iaries, each of the U.S. Pro-tein Sub-sid-iaries and each of the Foreign Protein Subsid-iaries -will be a party to their respec-tive reor-gani-za-tions within the mean-ing of sec-tion 368(b) of the Code. Ralston and Du Pont shall each deliver to Du Pont's tax counsel representation letters relating to each of the Mergers and each of the For-eign Ex-chang-es qualifying as a reorga-ni-zation for United States feder-al income tax pur-poses within the meaning of section 368(a) of the Code, sub-stan-tially in the form at-tached hereto as Exhibits G-1 and G-2 (in the case of Du Pont) and Exhib-its H-1 and H-2 (in the case of Ralston). Such representation letters of Ralston and such representa-tion letters of Du Pont shall con-stitute representa-tions and war-ran-ties of Ralston and Du Pont, respectively.

(i) Substantially concurrently with the Merger Closings, the PTIFS Liquidation and the PTIBV Exchange shall have occurred or be occurring.

ARTICLE  VIIISection  .13          Conditions to Obligation of Stock-holder to
                                   -------------------------------------------
Effect  the  Foreign Exchanges     Conditions to Obligation of Stock-holder to
 -----------------------------     -------------------------------------------
Effect  the  Foreign Exchanges     Conditions to Obligation of Stock-holder to
 -----------------------------     -------------------------------------------
Effect  the  Foreign Exchanges     Conditions to Obligation of Stock-holder to
 -----------------------------     -------------------------------------------
Effect  the Foreign Exchanges.  The obliga-tions of Stockholder to effect each
 ----------------------------
Foreign Exchange shall be subject to the satisfaction or waiver on or prior to the Foreign Closing Date related thereto of the following additional conditions insofar as they relate to the Foreign Exchange of applicable For-eign Protein Shares:

(a) The Domestic Closing shall have oc-curred prior to or simultaneous with such Foreign Closing.

(b) Such licenses, permits, con-sents, approv-als, authoriza-tions, qualifications and orders of foreign Govern-mental Entities and other third par-ties as are neces-sary in connec-tion with such Foreign Closing shall have been ob-tained, except where the failure to obtain such licens-es, permits, consents, approvals, authoriza-tions, quali-fications and orders would not, individu-ally or in the aggregate with all other failures, reasonably be expected to have a Materi-al Adverse Effect on Ralston and its Subsidiaries (other than the Protein Subsidiar-ies), taken as a whole, or Du Pont and its Subsidiar-ies, taken as a whole.

(c) To the extent the following is applicable, if at all, each of the further conditions set forth in the Sec-tion of the applicable Foreign
Exchange Agreement, if any, entitled "Conditions to Stockholder's Obli-ga-tions" (all of which may be waived in whole or in part by Stockholder, which is transferring the shares of stock of such foreign entity) shall have been satisfied or waived prior to or simultaneous with such Foreign Closing.

(d) In the case of the PTIBV Exchange, the PTIFS Liqui-d-ati-on--- shall have occurred no later than immediately prior to such Foreign Clos-ing.

ARTICLE VIIISection .14          Conditions to Obligation of Du Pont to Effect
                                 ---------------------------------------------
     the  Foreign  Exchanges     Conditions to Obligation of Du Pont to Effect
     -----------------------     ---------------------------------------------
the  Foreign  Exchanges      Conditions to Obligation of Du Pont to Effect the
 ----------------------      -------------------------------------------------
Foreign  Exchanges          Conditions  to Obligation of Du Pont to Effect the
 -----------------          --------------------------------------------------
Foreign Exchanges.  The obliga-tion of Du Pont to effect each Foreign Exchange
 ----------------
shall be sub-ject to the satisfac-tion or waiver on or prior to the Foreign Closing Date related thereto of the following additional condi-tions insofar as they relate to the Foreign Exchange of applicable Foreign Protein Shares:

(a) The Domestic Closing shall have oc-curred prior to or simultaneous with such Foreign Closing.

(b) Such licenses, permits, con-sents, approv-als, authoriza-tions, qualifications and orders of foreign Govern-mental Entities and other third par-ties as are neces-sary in connec-tion with such Foreign Closing shall have been ob-tained, except where the failure to obtain such licens-es, permits, consents, approvals, authoriza-tions, quali-fications and orders would not, individu-ally or in the aggregate with all other failures, reasonably be expected to have a Materi-al Adverse Effect on such Foreign Protein Subsidiary and its Subsidiar-ies, taken as a whole, or Du Pont and its Subsid-iaries, taken as a whole.

(c) To the extent the following is applicable, if at all, each of the further conditions set forth in the Sec-tion of the applicable Foreign Exchange Agreement, if any, entitled "Conditions to Du Pont's Obli-gations" (all of which may be waived in whole or in part by Du Pont) shall have been satisfied or waived prior to or simultaneous with such For-eign Closing.

(d) At such Foreign Closing Date, there shall not be any out-stand-ing op-tions, war-rants, calls, pre-emp-tive rights, sub-scrip-tions or other rights, agree-ments, ar-range-ments or com-mitments of any character of such Foreign Pro-tein Subsidiary being acquired or any of its Subsidiaries obligat-ing such Foreign Protein Subsidiary or any of its Subsidiaries to issue, trans-fer or sell or cause to be issued, trans-ferred or sold any shares of capital stock of, or other equity inter-est in, such Foreign Protein
     Subsidiary being acquired concur-rently with such Foreign Closing or any of its or securi-ties con-vert-ible into or ex-change-able for such shares or equity interests, or obli-gating such Foreign Protein Subsidiary or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, sub-scrip-tion or other right, agreement, arrangement or commit-ment.

(e) On such Foreign Closing Date, the repre-senta-tion and warranty of Ralston and Stockholder insofar as it relates to the applicable Foreign Protein Subsidiary and its Subsidiaries set forth in Sec-tion 4.18 hereof shall be true and cor-rect as of such Closing Date as though such repre-senta-tion and warran-ty had been made on and as of such date.

(f) In the case of the PTIBV Exchange, the PTIFS Liqui-d-ati-on--- shall have occurred prior to or simul-ta-neous with such Foreign Closing. In the case of the Closings of the Foreign Exchanges relating to PTI Germany and PTI Mos-cow, the PTIBV Ex-change shall have occurred prior or simul-taneous therewith.


ARTICLE  IX
          TERMINATION

ARTICLE  IXSection  .10            Termination     Termination     Termination
                                   -----------     -----------     -----------
     Termination.
     -----------

(a) This Agreement may be terminated and the Merg-ers and Foreign Exchanges contemplated herein may be aban-doned at any time prior to the Initial Comple-tion Date:

(i) by the mutual consent of the Board of Directors of Du Pont and the Board of Direc-tors of Ralston; or

(ii)              by  either  Du  Pont  or  Ralston:

                         (A)    if the Mergers shall not have oc-curred by the
close of business on December 8, 1997, or such other date, if any, as Du Pont and Ralston shall agree upon; pro-vid-ed that the right to ter-mi-nate this
                                 ---------- ----
Agree-ment under this Section 8.1(b)(i) shall not be avail-able to any party whose failure to ful-fill any obli-gation under this Agree-ment has been the cause of or re-sult-ed in the fail-ure of the Merg-ers to occur on or be-fore such date; or

                         (B)  if  any Governmental Entity shall have issued an
order, decree or rul-ing or taken any other action, in each case per-ma-nently re-strain-ing, en-joining or other-wise pro-hib-iting any of the Mergers or the PTIBV Exchange contem-plated by this Agree-ment and such order, de-cree, ruling or other action shall have become final and nonap-pealable.

(b) This Agreement may be terminated with respect to Foreign Exchanges not yet consummated and the For-eign Ex-chang-es con-tem-plat-ed herein that have not yet been consum-mated may be aban-doned at any time after the Ini-tial Comple-tion Date by either Du Pont or Ralston with respect to any particular Foreign Ex-change if such For-eign Exchange has not occurred by December 31, 1999, which date may be extend-ed by the mutual agreement of the parties hereto (the "Final Termi-nation Date").
                        -------------------------

ARTICLE IXSection .11          Effect of Termination     Effect of Termination
                               ---------------------     ---------------------
     Effect  of  Termination       Effect of Termination.  In the event of the
     -----------------------       ---------------------
termination of this Agreement as provided in Section 8.1(a) hereof, written notice thereof shall forth-with be given to the other party or parties specify-ing the provi-sion hereof pursu-ant to which such termina-tion is made, and in the case of any termination pursuant to Section 8.1(a) hereof, this Agree-ment shall forthwith become null and void, and there shall be no liability on the part of any party hereto to any other party hereto; provided,
                                                                     --------
however,  that  no termination pursuant to Sec-tion 8.1(a) or (b) hereof shall
-------
relieve any party hereto for liability for any breach of the provisions hereof prior to the time of such termina-tion.


ARTICLE  X                    SURVIVAL  AND  INDEMNIFICATION      SURVIVAL AND
INDEMNIFICATION          SURVIVAL  AND  INDEMNIFICATION
          SURVIVAL  AND  INDEMNIFICATION

ARTICLE  XSection  .10          Survival of Representa-tions, War-ran-ties and
                                ----------------------------------------------
Covenants          Survival  of  Representa-tions,  War-ran-ties and Covenants
 --------          -----------------------------------------------------------
Survival  of  Representa-tions,  War-ran-ties  and  Covenants      Survival of
 ------------------------------------------------------------      -----------
Representa-tions,  War-ran-ties  and  Covenants.
 ----------------------------------------------

(a) The repre-sen-tations and warran-ties con-tained in Section 4.9 hereof shall survive all Clos-ings here-under, as well as the termination of this Agreement pursu-ant to Section 8.1(b) hereof, and remain in full force and effect until sixty days following the date on which the appli-ca-ble stat-ute of limi-ta-tions ex-pires. The represen-tations and warranties con-tained in Section 4.15(c) hereof shall sur-vive all Closings hereunder, as well as the termi-nation of this Agree-ment pursu-ant to Section 8.1(b) hereof, and remain in full force and effect until the sixth anniver-sary of the Initial Compl-etion Date. The repre-sen-ta-tions and war-ran-ties con-tained in Sec-tions 4.2, 4.3, 5.2 and 5.3 hereof shall sur-vive all Clos-ings hereunder, as well as the termination of this Agree-ment pursuant to Sec-tion 8.1(b) hereof, and remain in full force and effect with-out limita-tion. All other repre-sen-ta-tions and war-ran-ties con-tained in this Agree-ment shall sur-vive all Clos-ings hereun-der, as well as the termination of this Agreement pursuant to Section 8.1(b) hereof, and remain in full force and effect until December 31, 1999, at which time they shall termi-nate.

(b) All cove-nants and agreements con-tained here-in shall survive all Clos-ings hereunder, as well as the termi-na-tion of this Agreement pursu-ant to Section 8.1(b) hereof, and remain in full force and effect without limita-tion.

(c) Except with respect to covenants and agree-ments to be subsequently performed, the sole remedy follow-ing any Closing for any breach of any represen-ta-tion, war-ran-ty, cove-nant or agreement shall be pursuant to Sections 9.2 and 9.3 hereof, except in the case of fraud.

ARTICLE  XSection  .11                    Indemnification      Indemnification
                                          ---------------      ---------------
Indemnification          Indemnification.
        -------          ---------------

(a) From and after the Initial Completion Date, Ralston shall indem-nify and hold harm-less Du Pont, the Surviv-ing Corpo-rations, the Foreign
Protein Subsid-iaries and their respective Subsid-iar-ies and all offi-cers and direc-tors of the foregoing (col-lec-tive-ly, the "Du -Pont Indem-ni-fied
                                                        ----------------------
Par-ties")  from  and  against  all  lia-bili-ties  or  expenses  (including
--------
attorneys'  fees), judgments, fines, losses, claims, damag-es and amounts paid
--------
in set-tlement, including conse-quen-tial, incidental and punitive damages ("Damag-es") to the extent they are the result of, arise in connection with,
   -------
or relate to (i) any inac-cu-racy in or breach of any repre-sen-ta-tion or warranty con-tained in Article IV of this Agree-ment or in the representation letters of Ralston refer-enced in Sec-tions 7.2(g) and 7.3(h) hereof, (ii) the fail-ure of Ralston, Stock-holder or any Pro-tein Subsid-iary to duly per-form or ob-serve any term, provi-sion, cove-nant or agree-ment re-quired to be per-formed or ob-served by Ralston, Stock-holder or such Pro-tein Subsidiary pursu-ant to this Agree-ment, (iii) any claims by any third party that Ralston, any of its Subsid-iar-ies or any Protein Subsid-iary or any Person on their behalf entered into any agreement or agree-ment-in-princi-ple or made any binding representation or prom-ise to such third party with re-spect to the sale of any Protein Subsidiary or any inter-est there-in, (iv) the Ex-cluded Assets or any opera-tions or busi-ness conducted with or at such assets or any liabili-ties related thereto includ-ing any liabilities aris-ing out of the distri-bution or trans-fer of such assets by any Protein Subsid-iary to Stock-holder or any of its Sub-sid-iar-ies, (v) [clause intentionally omitted] or (vi) any occur-rence, event or loss with re-spect to which (but only to the extent to which) Ralston or a Subsid-iary thereof is enti-tled to recov-ery under the insur-ance coverage which Ralston has or has agreed to main-tain or continue pursuant to Section 6.19 hereof (it being acknowl-edged that this clause (vi) should be indepen-dent of, and shall not limit any rights under, any of the preceding clauses (i)-(v)). For pur-poses of clause (i) above, the repre-sen-ta-tions and war-ran-ties con-tained in
Article  IV  hereof  shall  be  deemed to have been made as of the time of the execu-tion and deliv-ery of this Agree-ment and again as of the Clos-ings occur-ring on the Ini-tial Comple-tion Date and in the case of Section 4.18
here-of,  again  as  of  each  subsequent  Foreign  Closing  Date.    The
con-sum-ma-tion by the Du Pont Indem-ni-fied Par-ties of the Initial Comple-tion Date with knowledge of a breach of war-ran-ty or cove-nant or misrep-resen-tation by any party hereto shall not con-sti-tute a waiver of any claim for the Du Pont's Indem-nified Parties' Damages with respect to such breach or misrepre-senta-tion. For pur-pos-es of deter-min-ing wheth-er any Du Pont Indem-ni-fied Party is entitled to indemni-fi-ca-tion under this
Section 9.2(a), the parties shall ignore (i) any require-ment in any representation or warranty (other than Section 4.6(ii) here-of) con-tained herein that an event or fact be mate-rial, have a Mate-rial Ad-verse Effect on the Busi-ness, taken as a whole, any Protein Sub-sid-iary or the Protein Sub-sid-iar-ies, taken as a whole, and (ii) any other refer-ence to materiality con-tained in any such repre-senta-tion or warran-ty (other than
Section  4.10(c)(xi)  here-of);  provid-ed  that  (other  than  a
                                 ---------  ----
mis-rep-re-sen-ta-tion or breach of the repre-senta-tion and war-ran-ty con-tained in Section 4.5 or 4.6(ii) here-of) no indem-ni-fi-ca-tion shall be re-quired in respect of any repre-sen-ta-tion quali-fied or limited by a reference to Material Adverse Effect (or in respect of any breach there-of) unless the aggre-gate amount of Damag-es result-ing from, arising out of, or relating to such rep-resen-ta-tion or breach exceeds $100,000, in which event the Du Pont Indem-nified Par-ties shall be entitled to be indemni-fied for the full amount of such Damages without regard to the $100,000 thresh-old, sub-ject, howev-er, to the provi-sions of Sec-tion 9.2(c) here-of.

(b) From and after the Initial Completion Date, Du Pont shall indemnify and hold harmless Ralston, Stock-holder and each of their respective offi-cers and  directors  (col-lec-tive-ly,  the  "Ralston Indem-ni-fied Par-ties")
                                              ------------------------------
from and against any Damag-es to the extent they are the result of, arise in connection with, or relate to (i) any inac-cu-ra-cy in or breach of any repre-sen-ta-tion or warranty con-tained in Arti-cle V of this Agree-ment or in the representation letters of Du Pont refer-enced in Sections 7.2(g) and 7.3(h) hereof, (ii) the fail-ure of Du Pont or any Du Pont Merger Sub-sid-iary to duly per-form or ob-serve any term, provi-sion, cove-nant or agree-ment re-quired to be per-formed or ob-served by Du Pont or such Du Pont Merger Subsid-iary pursu-ant to this Agreement, (iii) any acts, omis-sions, events, occur-rences, circumstanc-es or trans-actions of what-soever type or nature associated with, arising out of or relating to the owner-ship, use or posses-sion of the assets of the Business, other than the Excluded Assets, or its con-duct or operation, whether occur-ring prior to or after the Initial Completion Date, other than those acts, omis-sions, events, occur-rences, circum-stances or transac-tions for which Ralston is or would be obligated to indem-nify Du Pont or any other Du Pont Indemni-fied Party pursu-ant to this Arti-cle IX or (iv) [clause intentionally omitted]. For pur-poses of clause
(i) above, the repre-senta-tions and war-ran-ties con-tained in Article V hereof shall be deemed to have been made as of the time of the execu-tion and deliv-ery of this Agree-ment and again as of the Clos-ings occur-ring on the Ini-tial Completion Date. The con-sum-ma-tion by the Ralston Indem-ni-fied Par-ties of the Initial Completion Date with knowl-edge of a breach of war-ranty or covenant or mis-rep-resen-tation by any party hereto shall not con-sti-tute a waiver of any claim for the Ralston's Indemni-fied Parties' Damages with respect to such breach or misrep-re-sentation.

(c) Notwithstanding anything herein to the con-trary, no indemnification shall be available under Section 9.2(a)(i) or 9.2(b)(i) hereof unless and until the aggre-gate amount of Damages that would other-wise be subject to such indemnifi-cation ex-ceeds Fif-teen Million Dollars ($15,000,000) (the "Bas-ket Amount"); pro-vid-ed that in the event such Damages exceed the Basket
   ------------    ---------- ----
Amount, the indem-nify-ing party shall indemnify the Du Pont Indem-nified Par-ties in the case of Section 9.2(a)(i) hereof or the Ralston Indem-ni-fied Par-ties in the case of Section 9.2(b)(i) hereof for all such Damages in excess of the Basket Amount up to an aggre-gate amount of such excess Damages of Fif-teen Mil-lion Dol-lars ($15,000,000) and there-af-ter for fifty (50) percent of all such Damag-es (that is, all such Damages exceeding Thirty Mil-lion Dol-lars ($30,000,000)); pro-vid-ed further that the fore-going
                                     ----------  -------  ----
proviso shall not apply to Damag-es that are the result of, arise in connection with, or relate to any inac-curacy in or breach of any representa-tion or warran-ty con-tained in Sec-tion 4.1, 4.2, 4.3, 5.1, 5.2 and 5.3.

(d)              [Intentionally  Omitted.]

(e) Any calculation of Damages for pur-poses of this Section 9.2 shall be (i) net of (A) any Tax benefit to the indemnified party (as determined in accordance with the meth-odology and procedures described in Section 6(d) of the Tax Sharing Agreement) and (B) any insur-ance recov-ery made by the indem-ni-fied party (whether paid directly to such indem-ni-fied party or assigned by the indemnifying party to such indemni-fied party) and (ii) grossed up for the actual in-crease in income, franchise or other similar Taxes paid by the indemni-fied party as a result of receiving or accruing such indemnity payments for Tax purposes. The limitations on Damages set forth in subsection (c) of this Section 9.2 shall only apply to Damages with respect to which the party entitled to indemnification (including by reason of Section 9.2(a)(vi) hereof) but without giving effect to the limi-ta-tions contained in Section 9.2(c) hereof is not enti-tled to recov-ery there-for from any third-party insur-er.

(f) No action, claim or set-off for Damag-es subject to indemnification under Sec-tion 9.2(a)(i) or 9.2(b)(i) hereof shall be brought or made with re-spect to claims for Damag-es re-sult-ing from a breach of any repre-sen-ta-tion or warranty con-tained in this Agree-ment after the date, if any, on which such repre-senta-tion or war-ranty shall termi-nate pur-su-ant to Sec-tion 9.1 here-of; provided, however, that any claim made
                                        --------  -------
with rea-sonable speci-ficity by the party seeking indemni-fica-tion (the "Indem-nified Party") to the party from which indem-nifica-tion is sought (the
    ---------------
"Indemni-fying Party") within the time periods set forth in Section 9.1 hereof
 -------------------
shall survive (and be subject to indem-ni-fi-ca-tion) until it is finally and fully re-solved.

(g) Upon receipt by the Indemnified Party of notice of any action, suit, proceeding, claim, demand or as-sess-ment against such Indemnified Party which might give rise to a claim for Damages, the Indemnified Party shall give prompt written notice thereof to the Indemni-fy-ing Party indicat-ing the nature of such claim and the basis there-for, provided that the failure to
                                                  -------- ----
give such prompt notice shall not relieve the Indemnifying Party of its obligations here-under except to the extent the Indem-nifying Party or the defense of any such claim is preju-diced thereby. A claim to indem-ni-ty here-un-der may, at the option of the Indemni-fied Party, be asserted as soon as Damages have been threat-ened by a third party orally or in writ-ing, regard-less of whether actual harm has been suffered or out-of-pocket expenses incurred, provided the Indemni-fied Party shall reasonably determine that it may be liable or otherwise incur such Damages. However, pay-ments for Damages by the Indemnifying Party in respect of third party claims against the Indemni-fied Party shall not be re-quired except to the extent that the Indemnified Party has expended out-of-pocket sums. The Indemnifying Party shall have the right, at its option, to assume the de-fense of, at its own expense and by its own counsel, any such matter involving the assert-ed liability of the Indemnified Party so long as the Indemnify-ing Party has ac-knowledged and agreed in writing that if the same is adversely deter-mined, the Indemnify-ing Party will have an obligation to provide indemnifica-tion to the Indemni-fied Party in respect thereof. If any Indem-ni-fy-ing Party shall under-take to com-pro-mise or defend any such assert-ed liabili-ty, it shall promptly notify the Indemni-fied Party of its inten-tion to do so, and the Indemnified Party agrees to coop-erate fully with the Indemnifying Party and its counsel in the compromise of, or defense against, any such as-serted liability; provid-ed, however, that the Indemnify-ing Party shall not settle
            ---------   -------
any such asserted liability without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). No Indemnified Party shall have any right to settle or compromise any asserted liabili-ty in respect of any claim or proceeding of which the Indem-nify-ing Party has as-sumed the defense as set forth above. Not-with-stand-ing an elec-tion by the Indemnifying Party to assume the de-fense of such action or pro-ceed-ing as set forth above, such Indem-ni-fied Party shall have the right to employ separate coun-sel and to partici-pate in the defense of such action or proceed-ing, and the Indem-nify-ing Party shall bear the reason-able fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses at least quarter-ly), if (A) the use of counsel chosen by the Indemnifying Party to repre-sent such Indem-nified Party would present such counsel with a conflict of interest; (B) the defen-dants in, or targets of, any such action or proceeding include both an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have reasonably concluded that there may be legal de-fenses available to it or to other Indemnified Parties which are different from or addition-al to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action or proceeding on behalf of the Indemnified Party); (C) the Indem-nifying Party shall not have employed coun-sel rea-sonably satisfactory to such Indemnified Party to repre-sent such Indemnified Party within a reasonable time after notice of the insti-tution of such action or pro-ceeding; or (D) the Indemni-fying Party shall authorize such Indemnified Party to employ separate counsel at the Indemnifying Party's expense. In any event, the Indemni-fied Party and its counsel shall cooperate with the Indemnifying Party and its counsel and shall not assert any position in any proceeding materially inconsis-tent with that asserted by the Indem-nifying Party. Notwithstanding any-thing to the contrary contained in this subsection (g), in those circumstances where Ralston's liability pursuant to subsection (c) above is 50% or less of the Damages, then (i) any Du Pont Indemnified Party shall have the right to assume the defense of any action, suit, proceeding, claim, demand or as-sess-ment and expenses incurred in connection therewith shall be deemed to be Damages and (ii) such Du Pont Indem-ni-fied Party may settle any asserted liability without the written consent of any Ralston Indemnified Party.

(h)        Environmental Indemnification.  Notwithstand-ing anything herein to
           -----------------------------
the contrary, Ralston agrees to indem-ni-fy and hold harmless each Du Pont Indem-nified Party from and against all Damag-es (including consultants' fees, dis-burse-ments and expens-es) asserted against, re-sulting to, imposed on, or incurred by such Du Pont Indemnified Party, di-rect-ly or indi-rect-ly, in con-nec-tion with any of the fol-lowing:

                    (A) all lia-bil-i-ties, costs and ex-pens-es which re-late to Materi-als of Environ-mental Concern which were trans-ported off-site on or prior to the Initial Comple-tion Date, when-ev-er the claim for indem-nifica-tion is made by a Du Pont Indem-ni-fied Party ("Off-Site
                                                                      --------
Mate-ri-als").    Off-Site  Mate-rials  shall  not  in-clude  Materi-als  of
        ---
Envi-ron-mental  Con-cern  which  mi-grated  from  the  Real Proper-ties to an
        -
adja-cent  site;  and

                    (B) any Environmental Claim against any Person or Governmental Entity whose liabil-ity for such Envi-ronmen-tal Claim Ralston, Stockholder or any Protein Subsid-iary has or may have as-sumed or re-tained either con-tractu-al-ly or by oper-ation of law, except for Envi-ronmental Claims disclosed in Sec-tion 9.2(h) of the Ralst-on Disclo-sure Sched-ule.

(i) All indemnification payments made pursu-ant to this Section 9.2 shall be made in the form of cash; provid-ed, however, in the case of
                                           ---------   -------
indemnifica-tion payments to be made to Ralston, Ralston may elect to receive such payment in addi-tional shares of Du Pont Common Stock if Ralston reason-ably believes that the receipt of such payment in Du Pont Common Stock is necessary to preserve the status of the Mergers and Foreign Exchanges, as the case may be, as a reorganiza-tion within the meaning of Section 368 of the
     Code. For purpos-es of this Section 9.2(i), the shares of Du Pont Common Stock shall be valued at the time of making such indemnifi-cation payments at the then current market price of Du Pont Common Stock.

(j)            Except with respect to any breach of the covenants set forth in
Section 6.13 hereof, or with respect to the representation letters required by Sections 7.2(g) and 7.3(h) hereof, all indem-ni-fi-ca-tion obligations and proce-dures relating to Taxes shall be as set forth in the Tax Shar-ing Agree-ment.


ARTICLE  XI                  MISCELLANEOUS     MISCELLANEOUS     MISCELLANEOUS
          MISCELLANEOUS

ARTICLE  XISection  .10                Fees and Expenses     Fees and Expenses
                                       -----------------     -----------------
Fees  and  Expenses        Fees and Expenses.  Except as contem-plated by this
   ----------------        -----------------
Agreement, all costs and expenses incurred in con-nec-tion with this Agreement
   -
     and the con-summa-tion of the transactions contemplated hereby shall be paid by the party incurring such expens-es.

ARTICLE  XISection  .11                  Amendment     Amendment     Amendment
                                         ---------     ---------     ---------
Amendment.    Any  provision of this Agreement may be amended if, and only if,
     ----
such  amendment  is in writing and signed by the parties hereto; provided that
                                                                 -------- ----
the consent of no Ralston Party not affect-ed by an amendment shall be required to effect such amendment so long as Ralston shall have consented there-to.

ARTICLE  XISection  .12                Extension; Waiver     Extension; Waiver
                                       -----------------     -----------------
Extension;  Waiver          Extension;  Waiver.
   ---------------          ------------------

(a) At any time prior to the Effective Time, Du Pont on behalf of itself or any Du Pont Party may (i) extend the time for the perfor-mance of any of the obliga-tions or other acts of any Ralston Party or any Protein Subsidiary, (ii) waive any inaccuracies in the repre-senta-tions and warran-ties of any Ralston Party or any Pro-tein Subsidiary con-tained herein or in any docu-ment, certifi-cate or writing deliv-ered by any Ralston Party or any Protein Subsidiary pursu-ant hereto or (iii) waive com-pli-ance with any of the agree-ments of any Ralston Party or any Protein Subsidiary or condi-tions to any Du Pont Merger Subsidiary's obligations con-tained here-in.

(b) At any time prior to the Effective Time, Ralston on behalf of itself or any Ralston Party, may (i) extend the time for the per-for-mance of any of the obliga-tions or other acts of any Du Pont Party, (ii) waive any inac-cura-cies in the repre-senta-tions and warran-ties of any Du Pont Party con-tained herein or in any docu-ment, cer-tifi-cate or writing deliv-ered by any Du Pont party pursu-ant hereto or (iii) waive com-pli-ance with any of the agree-ments of any Du Pont Party or condi-tions to any Protein Subsidiary's obliga-tions con-tained here-in.

(c) Any agree-ment on the part of any party to any such exten-sion or waiver shall be valid only if set forth in an instru-ment in writing signed on behalf of such party. Nei-ther the fail-ure or the delay on the part of any party to exercise any right, remedy, power or privi-lege under this Agree-ment shall operate as a waiver thereof.
(d)

XI.13            Notices     Notices     Notices     Notices.  All notices and
                 -------     -------     -------     -------
other commu-nications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is con-firmed) or sent by an overnight courier service, to the parties at the follow-ing ad-dress-es (or at such  other  address  for a party as shall be specified by like no-tice):

(a)          if  to  Du  Pont  or  any  Du  Pont  Merger  Sub-sid-iary,  to:

                         E.I.  du  Pont  de  Nemours  and  Company
                         1007  Market  Street
                         Wilmington,  Delaware    19898
                         Atten-tion:    Jane  Brooks
          Telephone  No.:    (302)  992-6173
     Telecopy  No.:      (302)  992-6184

                    with  a  copy  to:

                         E.I.  du  Pont  de  Nemours  and  Company
                         1007  Market  Street
                         Wilmington,  Delaware    19898
                         Atten-tion:    Roger  W.  Arrington,  Esq.
               Telephone  No.:    (302)  992-6624
          Telecopy  No.:      (302)  892-7343

                    and  with  a  copy  to:

     Skadden,  Arps,  Slate,  Meagher  &  Flom  LLP
                    919  Third  Avenue
                    New  York,  New  York  10022
     Attention:    Lou  R.  Kling,  Esq.
                              Telephone  No.:    (212)  735-2770
     Telecopy  No.:    (212)  735-2001

                    and

(b) if to Ralston, Stockholder or, prior to the Initial Closing Date, any Pro-tein Sub-sid-iary, to:

     Ralston  Purina  Company
                         Checkerboard  Square
                         St.  Louis,  Missouri    63164

     Attention:      James M. Neville,               General Counsel Telephone
No.:  (314)  982-1266
     Telecopy  No.:    (314)  982-1288

     with  a  copy  to:

     Protein  Technologies  International,        Inc.
     Checkerboard  Square
                         St.  Louis,  Missouri    63164
     Attention:          General  Counsel
     Telephone  No.:  (314)  982-2307
     Telecopy  No.:    (314)  982-2424


XI.14                    Interpretation      Interpretation     Interpretation
                         --------------      --------------     --------------
Interpretation.  When a refer-ence is made in this Agreement to Sections, such
      --------
     refer-ence shall be to a Section of this Agreement unless otherwise indi-cated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "with-out limitation". As used in this Agree-ment, the term "af-fil-i-ate(s)" and "associates" shall have the meaning set forth in Rule l2b-2 of the Exchange Act. As used in this Agreement, the term "to the knowledge of Ralston" or "to Ralston's knowledge" with respect to a fact or other matter shall mean that any indi-vid-u-al serv-ing as a direc-to-r, offi-cer or attorney of Ralston or any indi-vid-ual who is a member of the Senior Manage-ment Group (as defined be-low) (i) is aware of such fact or other matter or (ii) should have known of such fact or other matter in the course of con-ducting a rea-sonably compre-hensive investi-gation concern-ing the truth or existence of such fact
or  other  mat-ter.    For  purposes  of  this  definition,  a  "rea-sonably
comprehen-sive investi-ga-tion" shall mean an inqui-ry di-rected to execu-tive offi-cers, division vice presi-dents, country managing direc-tors, plant managers and attorneys of the Business, as well as any other employee of the Business headquar-tered in St. Louis, Missouri who has primary responsibil-ity for the substan-tive area in ques-tion. No refer-ence in this Agreement (other than in Section 6.1(a) hereof) to "rea-son-able best ef-forts" shall re-quire a Person obli-gated to use its reasonable best efforts to incur out-of-pocket expenses or Indebt-edness. As used herein, "Senior Man-agement
                                                            ------------------
Group"  means  Jay W. Brown, Charles E. Coco, James Fales, Katherine L. Harris
-----
and  Terry  Hatfield.

XI.15                    Counterparts          Counterparts       Counterparts
                         ------------          ------------       ------------
Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.


XI.16                Entire Agreement; No Third Party Beneficiaries     Entire
                     ----------------------------------------------     ------
Agreement;  No  Third Party Beneficiaries     Entire Agreement; No Third Party
     ------------------------------------     --------------------------------
Beneficiaries          Entire  Agreement;  No Third Party Beneficiaries.  This
 ------------          ------------------------------------------------
Agreement, the Confiden-tiali-ty Agreement, the Registration Rights Agreement,
 -----
     the Bridg-ing Services Agreement, the Tax Shar-ing Agree-ment, the Operating Agreement(s), the For-eign Ex-change Agree-ments, the Qualcepts Letter, the Headquarters Lease, the R&D Lease, the Intel-lectual Prop-erty Assignment, the Com-modi-ties Pur-chasing Agree-ment and the Sales Office Em-ployees Agree-ments (in-clud-ing the docu-ments and the in-stru-ments re-ferred to herein and there-in) con-sti-tute the entire agree-ment among the par-ties hereto with re-spect to the subject matter hereof and super-sede all prior and con-tem-po-ra-ne-ous agree-ments and under-stand-ings, both written and oral, among the parties with respect to the subject matter hereof.

XI.17                    Severability          Severability       Severability
                         ------------          ------------       ------------
Severability. This Agreement shall be deemed severable; if any term, provi-sion, cove-nant or re-stric-tion of this Agree-ment is held by a court of compe-tent juris-dic-tion or other au-thority to be inval-id, void, unen-forceable or against its regula-tory policy, the remainder of the terms, provi-sions, cove-nants and re-stric-tions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

XI.18              Governing Law; Forum     Governing Law; Forum     Governing
                   --------------------     --------------------     ---------
Law;  Forum          Governing  Law;  Forum.
   --------          ----------------------

(a) This Agree-ment shall be governed by and con-strued in accor-dance with the laws of the State of Delaware, without giving effect to the prin-ci-ples of conflicts of law thereof.

(b) By execution and delivery of this Agree-ment, the parties hereto submit to the personal juris-diction of any state or federal court in the State of Delaware in any suit or proceeding arising out of or relating to this
     Agreement.

(c) To the extent that any of the parties hereto has or hereafter may acquire any immunity from jurisdiction of any Delaware court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execu-tion or otherwise) with respect to itself or its proper-ty, such Person hereby irrevocably waives such immunity in respect of its obligations with respect to this Agree-ment.

(d) The parties hereto agree that the appro-priate and exclusive forum for any disputes between any of the parties hereto arising out of this
Agreement or the transactions contemplated hereby shall be in any state or federal court in the State of Delaware. The par-ties hereto further agree that the parties will not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above speci-fied courts; provided, however, that
                                                       --------  -------
the foregoing shall not limit the rights of the parties to obtain execution of judgment in any other jurisdiction. Notwithstanding the foregoing, the parties hereto agree that if a third party brings a claim against a party hereto and, in connection therewith, such party or one of its affili-ates wishes to make a claim for indemnification against another party here-to, such latter party shall not object to the juris-dic-tion or forum of such proceed-ing without the prior consent of the party seeking to make such claim for indemnification. The par-ties hereto fur-ther agree, to the extent per-mit-ted by law, that final and unappeal-able judgment against a party in any action or proceed-ing contemplated above shall be conclu-sive and may be en-forced in any jurisdic-tion within or outside the United States by suit on the judgment, a certified or exempli-fied copy of which shall be conclu-sive evi-dence of the fact and amount of such judgment.

XI.19                    Release     Release     Release     Release.  Ralston
                         -------     -------     -------     -------
uncondi-tion-ally releases, on behalf of itself and its Subsid-iaries, the Protein Subsidiaries and their respective offi-cers and directors from any claims of whatever kind or na-ture, wheth-er contin-gent or absolute, that Ralston may have against such Persons aris-ing out of, or relat-ing to, ac-tions taken or events occur-ring prior to the Effective Time, including, with-out limitation, all claims with respect to any prod-ucts sold or manufactured by any Protein Subsid-iary prior to the Initial Comple-tion Date;
     provided,  however,  that the foregoing shall not apply to the release of
     --------   -------
any claims against any officer or director relat-ing to (i) the willful misconduct of any such Person if such claim is asserted after such Person is no longer employed by Du Pont or a Subsidiary thereof including any Protein Subsidiary or (ii) regardless of when such claim is asserted, the crimi-nal or illegal con-duct of such offi-cer or direc-tor.

XI.20                 Assignment     Assignment     Assignment     Assignment.
                      ----------     ----------     ----------     ----------
Neither this Agree-ment nor any of the rights, interests or obliga-tions hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) with-out the prior written consent of the other parties, except that any Du Pont Merger Subsidiary may as-sign, in its sole discre-tion, any or all of its rights, interests and obligations hereun-der to Du Pont or to any direct or indirect wholly owned Subsid-iary of Du Pont.
Sub-ject to the preceding sen-tence, this Agree-ment will be bind-ing upon, inure to the benefit of and be enforce-able by the parties and their respective succes-sors and assigns.

          IN  WITNESS  WHEREOF,  Du  Pont,  the  Du  Pont Merger Subsidiaries,
Ralston, Stockholder and the U.S. Protein Subsidiaries have caused this Agree-ment to be signed by their respec-tive officers thereunto duly authorized as of the date first written above.

     E.I.  DU  PONT  DE  NEMOURS  AND  COMPANY
     By:/s/  William  F.  Kirk
        ----------------------
     Name:    William  F.  Kirk
     Title:  Senior  Vice  Pre-sident
            AG  Enterprise

                    DUPONT  PTI  1  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President

     DUPONT  PTI  2  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President


     DUPONT  PTI  3  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President


     DUPONT  PTI  4  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President

     DUPONT  PTI  5  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President


     DUPONT  PTI  6  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President


     DUPONT  PTI  7  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President


     DUPONT  PTI  8  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President


     DUPONT  PTI  9  CO.
     By:/s/  Donald  P.  McAviney
        -------------------------
     Name:    Donald  P.  McAviney
     Title:  President


     RALSTON  PURINA  COMPANY
     By:/s/  James  M.  Neville
        -----------------------
     Name:    James  M.  Neville
     Title:  Vice  President  and  General  Counselor



     PROTEIN  TECHNOLOGIES  INTER-NA-TIONAL  HOLD-INGS,  INC.

     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     FIBER  SALES  &  DEVELOPMENT  CORPO-RATION
     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     IMPERIAL  BIOTECHNOLOGY,  U.S.,  INC.
     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary

     NUTRITIOUS  FOODS,  INC.
     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     POINTER  SPECIALTY  CHEMI-CALS,  INC.
     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     PROTEIN TECHNOLOGIES INTER-NA-TIONAL ASIA PACIFIC COR-PORATION By:/s/ Nancy E. Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     PROTEIN  TECHNOLOGIES  INTER-NA-TIONAL  EUROPE,  INC.
     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     PROTEIN  TECHNOLOGY  INTERNA-TIONAL  SALES,  INC.
     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     PROTEIN  TECHNOLOGIES  INTER-NA-TIONAL,  INC.
     By:/s/  Nancy  E.  Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary


     PROTEIN TECHNOLOGIES INTER-NA-TION-AL DE-VEL-OP-MENT CORPO-RA-TION By:/s/ Nancy E. Hamilton
        ------------------------
     Name:    Nancy  E.  Hamilton
     Title:  Assistant  Secretary

     ex10xiii.doc